UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement
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LESAKA TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LESAKA TECHNOLOGIES, INC.

______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on November 14, 2024
______________________

To the Shareholders of Lesaka Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Shareholders of Lesaka Technologies, Inc. will be held at our principal executive offices located at President Place, 6th Floor, Cnr. Jan Smuts Avenue and Bolton Road, Rosebank, Johannesburg 2196, South Africa on November 14, 2024 at 16:00 local time (9:00 am Eastern Time), for the following purposes:

1. To elect eleven directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

2. To ratify the selection of KPMG, Inc. as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

3. To hold an advisory vote to approve executive compensation.

4. To vote on the approval of an employee stock ownership plan and the sale of 2,490,000 shares of our common stock to the ESOP Trust out of authorized but unissued shares.

5. To transact such other business and act upon any such other matters which may properly come before the annual meeting or any adjournment or postponement of the meeting.

Our Board of Directors has fixed the close of business on September 25, 2024, as the record date for determining shareholders entitled to notice of and to vote at the meeting. A list of the shareholders as of the record date will be available for inspection by shareholders at our principal executive offices during business hours for a period of ten days prior to the meeting.

Your attention is directed to our annual report for the fiscal year ended June 30, 2024, which is enclosed with this proxy statement.

Sincerely,

Sincerely,

Kuben Pillay Director and Lead Independent Director	Ali Mazanderani Executive Chairman

Johannesburg, South Africa October 2, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2024. A complete set of proxy materials relating to our annual meeting is available on the internet. These materials, consisting of the Notice of Annual Meeting of Shareholders and Proxy Statement, including proxy card, and annual report, may be viewed and downloaded at https://materials.proxyvote.com/64107N.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy accompanying this notice as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must request and obtain a proxy issued in your name from that record holder. You may also submit your proxy via the internet as specified in the accompanying internet voting instructions. Shareholders registered on our South African Branch Register ("South African Shareholders") are referred to the special instructions contained on page 5 of this proxy statement.

LESAKA TECHNOLOGIES, INC.

______________________

PROXY STATEMENT EXECUTIVE SUMMARY

ANNUAL MEETING OF SHAREHOLDERS

Time and Date	16:00 local time (9:00am Eastern Time) on November 14, 2024
Place	President Place, 6th Floor, Cnr. Jan Smuts Avenue and Bolton Road, Rosebank, Johannesburg, 2196, South Africa
Record Date	September 25, 2024

PROPOSALS TO BE VOTED ON AND BOARD VOTING RECOMMENDATIONS

The following is a summary of proposals to be voted on at the annual meeting and the recommendation of our Board of Directors (our "Board") with respect to each such proposal. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review the proxy statement as well as our Annual Report on Form 10-K ("Annual Report").

Proposal 1

Election of Directors

The Board has nominated eleven of our current directors for re-election at the annual meeting to hold office until the 2025 annual meeting. More information about this proposal can be found on pages 6-9.

Recommendation: Our Board recommends a vote FOR each of the director nominees.

Proposal 2

Ratification of Independent Registered Public Accounting Firm

The Board is asking shareholders to ratify the selection of KPMG, Inc. as our independent registered public accounting firm for the fiscal year ending June 30, 2025. More information about this proposal can be found on page 9.

Recommendation: Our Board recommends a vote FOR the ratification of the selection of KPMG, Inc. as our independent registered public accounting firm.

Proposal 3

Advisory Vote to Approve Executive Compensation

The Board is providing shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our executive officers named in the Summary Compensation Table under "Executive Compensation". More information about this proposal can be found on page 10.

Recommendation: Our Board recommends a vote FOR the approval of executive compensation.

Proposal 4

Approval of ESOP and sale of our shares of common stock to the ESOP Trust

The Board is asking shareholders to approve the ESOP and the sale of shares of our common stock to the ESOP Trust. More information about this proposal can be found on pages 10 - 13.

Recommendation: Our Board recommends a vote FOR the approval of the ESOP and the sale of the shares to the ESOP Trust.

We are taking advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their shareholders over the internet. On or about October 3, 2024, we mailed to shareholders of record on the record date a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access this proxy statement and our Annual Report for the fiscal year ended June 30, 2024 online. If you received a Notice by mail, you will not automatically receive a printed copy of our proxy materials in the mail. You may request a paper copy of our proxy materials by mail or an electronic copy by e-mail by following the instructions listed on the Notice.

CORPORATE GOVERNANCE

Our Board is committed to excellence in corporate governance. We believe that principled and ethical governance benefits you, our shareholders, as well as our customers, employees and communities, and we maintain a governance profile that aligns with industry-leading standards. We believe that our governance structure will have a direct impact on the strength of our business. The following table presents a brief summary of our key governance structures.

Board Conduct and Oversight	Independence and Participation	Shareholder Rights

✓     Regular risk assessment

✓ Standards of ethics applied to all directors, executive officers and employees

✓ Significant time devoted to succession planning and leadership development efforts

✓ Evaluations of the Board and its committees

✓ Six of eleven directors are Nasdaq-independent

✓ Executive sessions of non-employee directors are generally held at each Board and committee meeting

✓ Audit Committee, Remuneration Committee, and Nominating and Corporate Governance Committee are each made up entirely of independent directors

✓ Special meeting right for shareholders holding an aggregate of 10% of voting stock

✓ All directors annually elected; no staggered Board

✓ No "Poison Pill"

✓ No supermajority voting requirements to change organizational documents

VOTING RIGHTS AND PROCEDURES

Shareholders as of the close of business on September 25, 2024, the record date, may attend and vote at the annual meeting. Each share is entitled to one vote. There were 63,240,250 shares of common stock outstanding on the record date.

A majority of the total number of outstanding shares of common stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. Shareholders who are present at the annual meeting in person or by proxy and who abstain, and proxies relating to shares held by a bank or broker on your behalf (that is, in "street name"), that are voted on some proposals but not others (referred to as "broker non-votes") will be treated as present for purposes of determining whether a quorum is present. In the event that there are not sufficient votes to approve any proposal at the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. The inspector of election appointed for the annual meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The following describes how you may vote on each proposal and the votes required for approval of each proposal:

  Proposal No 1-Our eleven director nominees will be elected by a plurality of votes. You may vote for each director nominee or withhold your vote from one or more of the nominees. Withholding a vote as to any director nominee is the equivalent of abstaining. In an uncontested election such as this, abstentions and broker non-votes have no effect on the outcome of the vote, since approval by a specific percentage of the shares present or outstanding is not required.

  Proposal No. 2-The ratification of the selection of KPMG, Inc. ("KPMG") to act as our independent registered public accounting firm will be approved if the votes cast in favor of the proposal exceed the number of votes cast against the proposal. You may vote for or against the proposal or you may abstain from voting. Abstentions and broker non-votes will not affect the outcome of the vote.

  Proposal No. 3-The advisory vote to approve executive compensation will be approved if the votes cast in favor of the proposal exceed the number of votes cast against the proposal. You may vote for or against the proposal or you may abstain from voting. Abstentions and broker non-votes will not affect the outcome of the vote.

  Proposal No. 4- The approval of an employee stock ownership plan ("ESOP") and the sale of 2,490,000 shares of our common stock pursuant to the ESOP Trust (the "ESOP Trust") out of authorized but unissued shares will be approved if the votes cast in favor of the proposal exceed the number of votes cast against the proposal. You may vote for or against the proposal or you may abstain from voting. Abstentions and broker non-votes will not affect the outcome of the vote.

If you provide your voting instructions on your proxy, your shares will be voted as you instruct, and, if a proposal comes up for a vote at the annual meeting that is not on the proxy, according to the best judgment of the persons named in the proxy.

If you do not indicate a specific choice on a proxy that you sign and submit, your shares will be voted:

  FOR each of the director nominees;

  FOR the ratification of the selection of KPMG as our independent registered public accounting firm;

  FOR the approval of executive compensation; and

  FOR the approval of the ESOP and sale of shares of our common stock to the ESOP Trust.

If your shares are held in "street name," and you do not instruct the bank or broker how to vote your shares on Proposals 1, 3 or 4, the bank or broker may not exercise discretion to vote for or against those proposals. This would be a "broker non-vote" and these shares will not be counted as having been voted on the applicable proposal. With respect to Proposal 2, the bank or broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

Revocability of Proxies

You may revoke your proxy at any time prior to exercise of the proxy by delivering a written notice of revocation or a duly executed proxy with a later date by mail to our corporate secretary at Lesaka Technologies, Inc., P.O. Box 2424, Parklands 2121, South Africa, or by attending the meeting and voting in person. If you hold shares in "street name", you must contact that firm to revoke any prior voting instructions.

Internet Availability of Proxy Materials and Annual Report

A complete set of proxy materials relating to our annual meeting is available on the internet. These materials, consisting of the Notice of Annual Meeting of Shareholders and Proxy Statement, including proxy card, and Annual Report, may be viewed and downloaded at https://materials.proxyvote.com/64107N.

Market Information

Our common stock is listed on The Nasdaq Global Select Market ("Nasdaq") in the United States under the symbol "LSAK" and, via a secondary listing, on the Johannesburg Stock Exchange ("JSE"), in South Africa under the symbol "LSK". Nasdaq is our principal market for the trading of our common stock. Our transfer agent in the United States is Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, New Jersey 07310. Our transfer agent in South Africa is JSE Investor Services (Pty) Ltd ("JSE Investor Services"), One Exchange Square, 2 Gwen Lane, Sandown, Sandton, 2196, South Africa.

Special Instructions to South African Shareholders

We are required to comply with certain South African regulations related to the circulation and tabulation of proxies issued to our South African Shareholders. The proxy form marked "Lesaka Technologies, Inc. Proxy for Shareholders Registered on South African Branch Register" must be used by South African Shareholders. The South African proxy must be lodged, posted or faxed to JSE Investor Services so as to reach them by 16:00, local time, on November 11, 2024. South African Shareholders that have already dematerialized their shares through a Central Securities Depository Participant ("CSDP") or broker, other than with own-name registration, should not complete the South African proxy. Instead, they should provide their CSDP or broker with their voting instructions or, alternatively, they should inform their CSDP or broker of their intention to attend the annual meeting in order for their CSDP or broker to be able to issue them with the necessary authorization to enable them to attend such meeting. South African Shareholders that hold their shares in certificated form or dematerialized own-name registration should complete the South African proxy and return it to JSE Investor Services.

Solicitation

The Board is soliciting your proxy to vote your shares at the annual meeting. We will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this proxy statement, including the proxy card and any additional solicitation materials furnished to our shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. We may reimburse these persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contacts, telephone, facsimile, electronic mail or any other means by our directors, officers or employees. No additional compensation will be paid to our directors, officers or employees for performing these services. Except as described above, we do not presently intend to solicit proxies other than by mail.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The terms of office of each of our current directors will expire at the annual meeting. The Board has nominated for re-election eleven of our current directors (see "Information Regarding the Nominees" for information on all directors), each for a one-year term.

As previously announced, Mr. Javed Hamid resigned from the Board effective September 30, 2024, Mr. Chris Meyer resigned from the Board effective October 1, 2024 and Mr. Dan L. Smith joined the Board effective October 1, 2024.  Following the completion of the Adumo transaction, Mr. Monde Nkosi resigned from the Board and Mr. Dean Sparrow joined the Board and the Capital Allocation Committee of the Board.

The persons named in the enclosed proxy intend to vote properly executed and returned proxies FOR the election of all nominees proposed by the Board unless authority to vote is withheld. In the event that any nominee is unable or unwilling to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board has no reason to believe that any nominee named herein will be unable or unwilling to serve.

The Board recommends that you vote FOR the election of each of the director nominees.

Information Regarding the Nominees

Kuben Pillay 64 years old Director since 2020

Mr. Pillay has been our Lead Independent Director since February 1, 2024, and was previously our Chairman from June 2021 until January 31, 2024. He serves on South African public and private corporate boards including as Chairman of Sabvest Limited (JSE: SBV), lead independent director of OUTsurance (JSE: OUT). He was the non-executive chairman of the Primedia Group from 2014 to 2016, and also served as its group CEO from 2009 to 2014. Mr. Pillay was also a non-executive director of Transaction Capital Limited (JSE: TCP). Mr. Pillay was a managing financial partner at public interest law firm, Cheadle Thompson and Haysom, from 1993 to 1995 before joining Mineworkers Investment Company ("MIC") in 1996 as a founding executive director, and later serving as the non-executive chairman. Mr. Pillay also served as the independent non-executive chairman of Cell C Limited from August 2017 to October 2019. Mr. Pillay has a BA LLB from the University of the Witwatersrand, Johannesburg, and a Masters in Comparative Jurisprudence from Howard University, Washington DC

The Board believes that Mr. Pillay's expertise in legal and corporate governance, and media and consumer affairs and broad experience as a director of several publicly-traded companies covering a broad range of industries over many years make him a valuable member of our Board.

Ali Mazanderani 42 years old Director since 2020

Mr. Mazanderani has been our Executive Chairman since February 1, 2024. He is a fintech investor and entrepreneur. He is the co-founder and chairman of Teya, a pan-European fintech. He is a non-executive director on the board of Thunes (Singapore based cross border payments company) and Kushki (Latin American payments company) and is the president of The European Digital Payments Industry Alliance (EDPIA). He was previously on the board of several other leading payments companies globally including StoneCo (Nasdaq: STNE) in Brazil from 2016 to 2022 and Network International Holdings Plc (LSE:NETW) in the Middle East from 2020 to 2021. He was formerly a Partner at Actis, a London-based emerging market private equity firm, where he led multiple landmark fintech investments globally. Prior to his career at Actis, Mr. Mazanderani advised private equity and corporate clients for OC&C Strategy Consultants in London and served as lead strategy consultant for First National Bank based in Johannesburg.

He holds postgraduate degrees in Economics from the University of Pretoria, Oxford University and the London School of Economics, an MBA from INSEAD and a Masters in Business Law from the University of St Gallen

The Board believes that Mr. Mazanderani's international experience in strategy, payments, technology, and private equity provide necessary and desired skills, experience and perspective to our Board.

Dan L. Smith 52 years old Director since 2024

Mr. Smith has been our Group Chief Financial Officer since October 1, 2024. He has held various roles in the financial services sectors in South Africa and the United Kingdom. Mr. Smith is a director of PPC Limited (JSE: PPC), ADvTECH Limited (JSE: ADH) and is an Investment Director at VCP. He founded DLS Advisors in 2020 and was its CEO until joining VCP in 2021, where he was employed until September 2024. Prior to that, he was employed by Standard Bank South Africa for over 25 years, where he accumulated vast corporate finance experience, including heading the Mergers & Acquisitions investment banking team. He holds a Bachelor of Commerce, a Bachelor of Accounting and a Higher Diploma in Taxation Law from the University of Witwatersrand and is a Chartered Accountant (SA). He is a Graduate of the Oxford Fintech Programme from the Said Business School, University of Oxford. He also has an Advavanced Valuation Techniques from the Gordon Institute of Business Science and a Diploma in Strategic Client Management from the UCT Graduate School of Business.

The Board believes that Mr. Smith's strong leadership skills, his financial and accounting expertise and experience with corporate transactions and capital markets make him well-suited to serve as a director.

Naeem E. Kola 51 years old Director since 2022

Mr. Kola has been our Group Chief Operating Officer since October 1, 2024, and was previously our Group Chief Financial Officer from March 1, 2022 until September 30, 2024. Mr. Kola has progressively held senior finance roles in Dubai, most notably as Chief Financial Officer of the Emerging Markets Payments Group ("EMP"), a high-growth fintech business that grew materially and successfully concluded and integrated five acquisitions during Mr. Kola's six-year tenure as Chief Financial Officer. Prior to becoming Chief Financial Officer, Mr. Kola was Senior Vice President for Investments, Strategy and Business Planning at EMP. Since the acquisition of EMP by Network International in 2017, Mr. Kola has been an Operations Director and Strategic Advisor to the emerging market private equity firm Actis, where he again focused on fintech businesses.

The Board believes that Mr. Kola's financial and accounting expertise and experience with corporate transactions and capital markets make him well-suited to serve as a director.

Steven J. Heilbron 59 years old Director since 2022

Mr. Heilbron has been the Chief Executive Officer of the Connect Group since 2013 and joined us following the acquisition of Connect in the same capacity. Mr. Heilbron has two decades of financial services experience, having spent 19 years working for Investec in South Africa and the UK, where he served as Global Head of Private Banking and Joint Chief Executive Officer of Investec Bank plc. He led a private consortium that acquired Cash Connect Management Solutions (Pty) Ltd ("CCMS") in 2013. Mr. Heilbron has presided over significant organic growth in the rebranded Connect Group, as well as spearheading the successful acquisition and integration of Kazang and EFTpos acquired from the Paycorp Group in February 2020. He is a member of the South African Institute of Chartered Accountants.

The Board believes that Mr. Heilbron's strong leadership skills, his deep knowledge and many years of experience within the banking, payments and payment technologies space make him well-suited to serve as a director.

Lincoln C. Mali 56 years old Director since 2021

Mr. Mali has been our Chief Executive Officer: Southern Africa since May 1, 2021. Mr. Mali is a financial services executive with over 25 years in the industry. Until April 2021, he was the Head of Group Card and Payments at Standard Bank Group, having served in many different roles within that organization since 2001. Mr. Mali chaired the board of directors of Diners Club South Africa until April 2021, and was a member of the Central and Eastern Europe, Middle East and Africa Business Council for Visa. Mr. Mali holds Bachelor of Arts (BA) and Bachelor of Laws (LLB) degrees from Rhodes University, an MBA from Henley Management College, various diplomas and attended an Advanced Management Program at Harvard Business School.

The Board believes that Mr. Mali's strong relationships and network with key industry players in South Africa and his motivational leadership style make him well-suited to serve as a director.

Antony C. Ball 65 years old Director since 2020

Mr. Ball is co-founder and chairman of Value Capital Partners (Pty) Ltd ("VCP"), a South Africa-based investment firm. Prior to VCP, Mr. Ball co-founded Brait in 1990, a leading South African private equity firm, regarded as a pioneer of private equity in the region, and held various leadership positions, including Deputy Chairman and CEO, between 1998 and 2011 when he left the company. Mr. Ball led Brait's investment in Lesaka in 2004, and served as a non-executive director of the company until 2012. Mr. Ball has a B Comm (Hons) from UCT, is a CA(SA), and completed an M Phil in Management Studies from Oxford University, where he studied as a Rhodes Scholar.

The Board believes that Mr. Ball's expertise in private equity, public markets, finance, accounting and corporate governance and broad experience as an officer and director of several publicly-traded companies covering a broad range of industries make him a valuable member of our Board.

Nonkululeko N. Gobodo 63 years old Director since 2021

Ms. Gobodo is the first black female-chartered accountant in South Africa and brings a wealth of accounting and auditing experience from over 35 years of executive experience. She also has extensive experience as a non-executive director, having served on many boards including JSE listed Clicks Group Limited, PPC Limited and Shoprite Holdings Limited, as well as, Mercedes Benz, Imperial, the SA Maritime Authority, and the South Africa Revenue Service audit committee. She is a pioneer in her field, having established her own successful accounting and audit firm during the apartheid era. The firm grew to become SizweNtsalubaGobodo ("SNG"), the largest black accounting firm in South Africa. In 2018, SNG acquired the Grant Thornton South Africa license. In 2016, Ms. Gobodo founded Nkululeko Leadership Consulting, a boutique, black-owned and managed leadership consulting firm based in Sandton and served as its CEO for five years. In May 2021, she started Awakened Global, a movement that is contributing to end racial and gender inequality. She is a recipient of many business and professional awards. She was appointed as the Chancellor of the Walter Sisulu University in April 2023.

The Board believes that Ms. Gobodo's experience in finance and audit and knowledge of the South African marketplace provides necessary and desired skills, experience and South African-centric perspective to our Board.

Venessa Naidoo 60 years old Director since 2023

Ms. Naidoo is an experienced non-executive director and currently serves on the boards of both OUTsurance (JSE: OUT), a leading South African insurance company, and RFG Holdings Limited (JSE: RFG) in South Africa. She brings a wealth of experience in finance, launching new technologies, managing rapid international growth, restructures, operating in emerging market economies and currencies, and delivering success in highly competitive environments. She holds a Bachelor of Accounting and Postgraduate Diploma in Accountancy from the University of Durban-Westville and is a Chartered Accountant (SA). She also completed the Harvard Business School and University of the Witwatersrand Senior Executive Programme.

The Board believes that Ms. Naidoo's international experience in finance and audit, her entrepreneurial track record are essential qualities required by our Board.

Ekta Singh-Bushell 52 years old Director since 2018

Ms. Singh-Bushell serves on global technology public and private corporate boards. She is a member of the board and chair of the nominating and governance committee, and technology committee for Huron Consulting Group (NASDAQ: HURN), a global consulting company offering services to healthcare, higher education, and life sciences and commercial industries; ChargePoint, Inc. (NYSE: CHPT), a leading EV charging as a service company, where she is a member of the audit committee; and Cisco (NASDAQ: CSCO), an industry-leading portfolio of technology innovations, which securely connects industries and communities through networking, security, collaboration, cloud management, and other services; where she is a member of the Audit Committee and the Environmental, Social, and Public Policy Committee. She formerly served on the boards of Datatec Limited (JSE: DTC), an international ICT solutions and services group, as Lead Independent Director and Designer Brands Inc. (NYSE: DBI) as a member of the audit, remuneration and nomination committees. From 2016 to 2017, Ms. Singh-Bushell served as deputy to the first vice president, chief operating officer executive office, at the Federal Reserve Bank of New York. Prior to 2016, Ms. Singh-Bushell worked at Ernst & Young, serving in various leadership roles including global IT Effectiveness leader, US innovation & digital strategy leader; and chief Information security officer. Ms. Singh-Bushell is a member of the board of Women's Health Access Matters, a non-profit that supports increased awareness in women's health research, and between 2004 and 2014 she served in various leadership roles for the Asian American Federation. Ms. Singh-Bushell is a Certified Public Accountant and holds advanced international certifications in governance, sustainability, information systems security, audit, and control.

Ms. Singh-Bushell's experience in finance, audit, technology, and cybersecurity, as well as her international experience bring relevant and necessary skills, experience, and perspective to our Board.

In considering Ms. Singh-Bushell's nomination to the Board, the Nominating & Governance Committee of the Board considered all of Ms. Singh-Bushell's Board commitments and determined that they, in the aggregate, do not interfere with her commitments to Lesaka. Moreover, the Committee determined that the knowledge and experience that Ms. Singh-Bushell attains from these additional commitments provide an important dimension to the Lesaka Board, especially in the financial services and technology areas which are all directly relevant to our business.

Dean Sparrow 49 years old Director since 2024

Mr. Sparrow has over 20 years' experience of investing in Information & Communications Technology businesses in Africa (eight years has been specifically focused on Fintech) with a background in corporate finance. His experience is broad and extends from pure investor to corporate development to hands on responsibility within the senior finance and executive leadership functions at both the operational and corporate levels. As the previous CEO of Capital Eye Investments, Mr. Sparrow was responsible for driving the strategic positioning and growth of the private equity investment vehicle with a focus on technology and technology dependent businesses within the African emerging market. Mr. Sparrow is currently the Group CEO of Crossfin Holdings (RF) (Pty) Ltd ("Crossfin"), a Fintech investment platform, and has held this position since its formation in May 2017. Crossfin had an indirect holding in Adumo Technologies (RF) (Pty) Ltd. He holds a Bachelor of Commerce Degree and Honours in Accounting from the University of South Africa and is a Chartered Accountant (SA).

The Board believes that Mr. Sparrow's leadership, financial technology, private equity and financial and accounting experience provide necessary and desired skills, experience and perspective to our Board.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2025. A representative of KPMG is expected to be present at the annual meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from shareholders.

We are asking our shareholders to ratify the selection of KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2025. Although ratification is not required by our Amended and Restated By-Laws or otherwise, the Board is submitting the selection of KPMG to our shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this selection. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our shareholders.

The Board recommends a vote FOR the ratification of the selection of KPMG.

PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing you with the opportunity to vote to approve, on an advisory basis, the compensation of our executive officers named in the Summary Compensation Table under "Executive Compensation," to whom we refer as our "named executive officers" or "NEOs". This proposal, which is commonly referred to as "say on pay," is required by Section 14A of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

The philosophy of our executive compensation program is to link compensation to the achievement of our key strategic and financial goals. Therefore, we reward our executives for their contributions to our annual and long-term performance by tying a significant portion of their total compensation to key drivers of increased shareholder value. At the same time, we believe our program does not encourage excessive risk-taking by management. The "Executive Compensation" section of this proxy statement beginning on page 20, including the "Compensation Discussion and Analysis," describes in detail our executive compensation program and the decisions made by the Remuneration Committee with respect to our fiscal year ended June 30, 2024.

The Board is asking shareholders to cast a non-binding advisory vote on the following resolution:

"Resolved, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the disclosure rules of the U.S. Securities and Exchange Commission (the "SEC"), including the Compensation Discussion and Analysis, compensation tables and narrative discussions, is approved on an advisory basis".

Because your vote is advisory, it will not be binding upon the Board or the Remuneration Committee. However, the Board and the Remuneration Committee value the opinions expressed by our shareholders and will consider the outcome of the vote when considering future executive compensation decisions.

The Board recommends a vote FOR the approval of the compensation of our named executive officers.

PROPOSAL NO. 4: THE APPROVAL OF THE ESOP AND THE SALE OF SHARES OF OUR COMMON STOCK TO THE ESOP TRUST OUT OF AUTHORIZED BUT UNISSUED SHARES

We are asking you to approve an ESOP of Lesaka Technologies, Inc. and the sale of 2,490,000 shares of our common stock to the ESOP out of authorized but unissued shares. On September 23, 2024, our Board of Directors (the "Board") unanimously adopted resolutions approving, subject to shareholder approval, the ESOP for eligible employees as well as the corresponding issuance of shares of our common stock. The ESOP is described throughout the summary below, which is qualified in its entirety by reference to the full text of the trust deed and relationship agreement to be entered into in connection with the ESOP, which are set forth as Exhibit A and Exhibit B, respectively, to this proxy statement.

Purpose

In connection with its approval of the acquisition of the Connect Group, which closed in April 2022, the South African Competition authorities have required us to establish an employee share ownership program that complies with certain design principles ("B-BBEE Transaction"). In keeping with the design principles, the Board wishes to implement the ESOP which will confer a 3% shareholding on qualifying employees.

The B-BBEE Transaction will serve a dual purpose of retaining and incentivizing employees to contribute towards our profitability, growth and success as co-owners. Additionally, the B-BBEE Transaction will contribute positively towards our broad-based black economic empowerment ("B-BBEE") credentials as contemplated in the South African B-BBEE legislation.

Structure of ESOP

The ESOP will subscribe for 2,490,000 shares of common stock from the authorized but unissued shares of our common stock. Immediately after the subscription, the ESOP will own 3% of our issued and outstanding shares, assuming that no additional shares are issued between the date of this proxy statement and the closing of the subscription, including upon the exercise of existing options under our Amended and Restated 2022 Stock Incentive Plan ("2022 Plan").

The ESOP may acquire additional shares in certain corporate actions undertaken by us that affect all our shareholders, for example, in the case of a sub-division of our shares or a rights offer, to the extent that the ESOP has the funds to participate in the rights offer.

The ESOP will be governed by transaction documents which are standard for employee ownership programs in a South African context. The key agreements underpinning the ESOP are the trust deed and the relationship agreement. Our shares to be issued to the ESOP will be held by a trust (the "Trust"). Our employees, including employees of our subsidiaries (the "Group"), who are eligible to participate in the program will be beneficiaries under the Trust. The approximate number of participants in the ESOP will be 2,400.

Effective Date

The implementation of the B-BBEE Transaction is subject to the approval of our shareholders and the approval of the initial trustees of the Trust once the Trust has been registered with the local office of the South African Master's Office. The B-BBEE Transaction will be implemented as soon as practical after the approvals have been obtained.

Subscription Price and NVF

The subscription price payable by the Trust for our shares will be vendor funded by us through a notional vendor funding ("NVF") structure whereby we will provide a notional loan to the Trust representing the fair value of our shares, facilitating the acquisition by the Trust of our shares without requiring any upfront payment by the Trust except for the payment of a nominal value of $ 0.001 per share (which, in the aggregate, is hereinafter after referred to as the "Nominal Aggregate Amount"). The NVF structure will achieve the same economic effect as a traditional loan structure from us to the Trust to enable the Trust to subscribe for shares in us, but without any actual flow of funds from us to the Trust.

A notional amount on the date of issue will be ascribed to each share that the Trust will subscribe for, which will be equal to the fair market value of one of our shares (which is the amount the Trust would have paid for one of our shares in an ordinary course cash transaction with us) less a 10% discount. The principal amount on the NVF loan will accrue interest at a fixed rate of 3% per annum. The NVF will have a 7-year term.

On or about the 7th anniversary of the implementation date of the ESOP, unless earlier accelerated per the terms of the transaction documents ("Maturity Date"), we will have the option to repurchase a portion of the shares held by the Trust at the Nominal Aggregate Amount to settle the total NVF loan outstanding. The number of shares to be repurchased will be determined by using a formula set out in the transaction documents that considers the total NVF loan outstanding on the Maturity Date and the market value of one of our shares held by the Trust. The purchase consideration that would have been payable for the shares we will repurchase (which is the fair market value we would have paid for the shares in an ordinary course cash transaction with the Trust on the Maturity Date) will be set off against the total NVF loan outstanding. After settlement of the NVF loan, 30% of the remaining shares held by the Trust, if any, will be distributed to eligible employees.

The Trust will hold shares of our common stock. The Trust will therefore be entitled to receive its proportionate share of any dividends and other distributions declared by us to its shareholders and vote its shares held on matters requiring shareholder approval.

Restrictions imposed on the Trust

The transaction documents contain certain restrictions that restrict the powers of the Trust in relation to the sale, transfer or other disposition of its shares held. The Trust's rights to transfer or encumber its shares held, other than to us, will be prohibited in the transaction documents. The Trust may not sell or encumber its shares held without the approval of our Board. Additionally, the Trust will also be restricted from participating in certain corporate actions, for example, the Trust will not be able to sell its shares held to us should we implement a general share buy-back. The restrictions will apply equally to any new shares acquired by the Trust pursuant to a corporate action implemented by us.

Trust Expenses

We will be responsible for all reasonable operating expenses incurred by the Trust until such time as the Trust has sufficient cash resources of its own to settle its operating expenses.

Administration of ESOP

The Trust will be administered by the board of trustees made up of five members nominated by our Board and the participants in the ESOP. Our Board will have the right to nominate two members to the board of trustees. The balance of the trustees, one of which must be an independent trustee, will be nominated by the participants. The nominees appointed to the board of trustees may not be members of our Board or an officer contemplated in Rule 16a-(f) of the Securities and Exchange Act of 1934. The nominees of the participants will need to meet an election criteria to be eligible for nomination which requires participant nominees to have been employed by the Group for a continuous and uninterrupted period of at least three years.

The trustees will have the discretion to determine how the Trust should vote its shares held on matters requiring shareholder approval. The decisions by the trustees will be decided by a majority vote.

Eligibility and Participation

While the ESOP has been established for the benefit of the permanent employees of the Group employed in South Africa, including any non-South African employees that have been issued a permanent residence permit in South Africa, certain employees will, however, be excluded from participating in the ESOP. The excluded employees include employees resident in the United States and members of our executive and senior management.

Employees who have been employed by the Group for a period of 24 Months as of December 31, 2024 will be eligible to participate in the ESOP. New employees who join Lesaka after the implementation of the ESOP or existing employees who were not eligible to participate as of December 31, 2024 will only be eligible to participate in the ESOP after they have been employed for at least 24 months by the relevant Group company.

Qualifying employees will be allocated two classes of units: an "A" unit and a "B" unit. Each class of unit grants a unit holder different distribution rights.

Each participant will be allocated a fixed number of A units, which entitle the unit holder to a portion of the 30% of the shares held by the Trust that may be distributed to participants after the settlement of the NVF on the Maturity Date. A fixed number of A units will be authorized for allocation to existing employees and new employees who are eligible to participate. A units will only be allocated for the term of the NVF.

A units are subject to good leaver and bad leaver provisions. Participants whose employment terminates before the Maturity Date due to retirement, death, or permanent physical, emotional, or mental incapacity will qualify as good leavers and will retain their rights to receive our shares on the Maturity Date. Participants who commit any act justifying dismissal by the Group for cause (including fraud or dishonesty) will be regarded as bad leavers and will forfeit their entitlements arising from the A units upon termination of their employment. Any A units and shares attributable to A units forfeited by participants whose employment has terminated on account of them being bad leavers will be forfeited to us. We may reallocate the A units forfeited by participants to any new qualifying employees who join after the implementation date.

Each participant will be allocated a single B unit, which entitles the unit holder to an equal share of the distributions declared by us to the Trust from time to time. All participants, regardless of whether they qualify as good leavers or bad leavers, will forfeit their B units and will no longer be entitled to receive a share of the distributions declared by us to the Trust after their employment with the Group terminates. The distributions that would have been payable to them will be reallocated equally to the remaining participants.

In terms of the design principles agreed with the South African competition authorities as part of the merger conditions of the acquisition of the Connect Group, we are not permitted to require participants to pay for their units or contribute towards the expenses of the Trust. The units allocated to participants are not transferable.

Distributions Prior to and Following the Maturity Date

Prior to the Maturity Date, to the extent the Trust receives a distribution from us, such as a cash dividend, or otherwise sells our shares, proceeds therefrom will first be used to cover the Trust's tax liabilities and administrative expenses, including the NVF loan in the event that the proceeds are a realized from a sale of any of our shares held by the Trust. Any remaining cash will be distributed to participants, with A Units receiving proceeds based on their relative number of A Units in respect of any distributions realized from any sale of our shares held by the Trust, and B Units receiving equal proportions of any distributions declared by us to the Trust from time to time.

Following the Maturity Date and to the extent that Trust's liabilities, including the NVF loan, have been paid, the Trust will notify A Unit participants of a potential distribution of our shares. Participants must confirm acceptance to receive shares or equivalent cash for fractional shares. We will assist participants in selling shares if cash is selected by a participant, with the relevant participant covering sale costs. If a participant does not accept their distribution within 18 months following the date on which the Trust distributes shares or equivalent cash for fractional shares to participants, they will forfeit their rights. Thereafter the Trust may sell these shares, use the proceeds to pay Trust liabilities, and distribute the remaining balance to A Unit participants as of the Maturity Date.

Termination of the ESOP

The Board may terminate the ESOP at any time. In the event of a termination, the total NVF loan outstanding, if any, will first have to be settled, and the remaining shares, if any, held by the Trust will be distributed to the participants.

Accounting implications of the ESOP

The Trust will be classified as a variable interest entity ("VIE") in which we hold a controlling financial interest. Therefore, the Trust will be consolidated into our consolidated financial statements. Our shares held by the Trust are expected to be treated as treasury shares, meaning they will be deducted from shareholders' equity at the amount for which the Trust had subscribed for these shares. Transactions involving the purchase and sale of our shares between us and the Trust will be recorded within equity, with no profit or loss recognized on these transactions in the consolidated statement operations.

The A units, as described above, represent share-based compensation for participants, entitling them to receive our shares following the Maturity Date (such period from the grant date through the Maturity Date being hereinafter referred to as the "Vesting Period"). An expense and a corresponding increase in equity will be recognized during the Vesting Period. Expenses recognized for A units held by participants who resign or are dismissed for cause (bad leavers) will be reversed upon forfeiture, with a corresponding reversal of the related equity.

The B units, as described above, entitle participants to cash payments as long as they hold the B units. An expense will be recognized on the date B Unit holder participants become entitled to a distribution, with a corresponding liability recorded. This liability will be settled when the Trust pays the cash to the participants.

Vote Required; Recommendation of the Board of Directors

Assuming the existence of a quorum, this Proposal 4 will be approved if the number of shares of our common stock voted in favor of this proposal exceeds the number of shares of our common stock voted in opposition to this proposal.

The Board unanimously recommends a vote FOR proposal 4 to approve the ESOP and the sale of shares of our common stock to the ESOP Trust out of authorized but unissued shares.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

MEETINGS OF THE BOARD AND DIRECTOR INDEPENDENCE

Our Board typically holds a regular meeting once every quarter and holds special meetings when necessary. During the fiscal year ended June 30, 2024, our Board held a total of five meetings. Each of our directors attended at least 75% of the total number of such meetings and the total number of meetings held by all committees of the Board on which each such director served, during the period for which each such director served. We encourage each member of the Board to attend the annual meeting of shareholders, but have not adopted a formal policy with respect to such attendance.

Messrs. Pillay, Heilbron, Kola, Mali, Meyer, and Nkosi and Messes. Gobodo and Naidoo attended last year's annual meeting. The non-employee directors meet regularly without any management directors or employees present. These meetings are held on the day of or the day preceding other Board or committee meetings. The Board annually examines the relationships between us and each of our directors. After this examination, the Board has concluded that Mr. Pillay, and Mses. Gobodo, Naidoo and Singh-Bushell are "independent" as defined under Nasdaq Rule 5605(a)(2) and under Rule 10A-3(b)(1) under the Exchange Act, as that term relates to membership on the Board and the various Board committees. Messrs. Ball and Nkosi are "independent" as defined under Nasdaq Rule 5605(a)(2), as that term relates to membership on the Board and the various Board committees other than the Audit Committee. The Board has determined that Mr. Meyer is not currently independent under Nasdaq Rule 5605(a)(2) and under Rule 10A-3(b)(1) because he was our Group Chief Executive Officer until February 29, 2024.

COMMITTEES OF THE BOARD

The Board has established an Audit Committee, a Remuneration Committee, a Nominating and Corporate Governance Committee, a Social and Ethics Committee and a Capital Allocation Committee (collectively, the "Board Committees"). The current members of our Board Committees are presented in the table below:

Director	Audit Committee	Remuneration Committee	Nominating and Corporate Governance Committee	Social and Ethics Committee	Capital Allocation Committee
Antony C. Ball		X*	X		X*
Nonkululeko N. Gobodo	X			X*
Steven J. Heilbron (#)
Naeem E. Kola (#)
Lincoln C. Mali (#)				X
Ali Mazanderani (#*)					X
S. Venessa Naidoo	X	X
Kuben Pillay (^)		X	X*	X
Ekta Singh-Bushell	X*		X	X
Dan L. Smith (#)
Dean Sparrow					X

# Executive
* Chairperson
^ Lead Independent Director

Audit Committee

The Audit Committee consists of Mses. Singh-Bushell, Gobodo, and Naidoo, with Ms. Singh-Bushell acting as the Chairperson. The Board has determined that Mses. Singh-Bushell and Gobodo are each an "audit committee financial expert" as that term is defined in applicable SEC rules, and that all members meet Nasdaq's financial literacy criteria. The Audit Committee held eight meetings during the 2024 fiscal year. See "Audit Committee Report" on page 46.

The Audit Committee was established by the Board for the primary purpose of overseeing or assisting the Board in overseeing the following:

Audit the qualifications and independence of our registered public accounting firm the organization and performance of our internal audit function	Compliance Processes compliance with SEC and other legal and regulatory requirements compliance with ethical standards we have adopted review of our related party transactions

Financial Reporting

  the integrity of our financial statements

  the accounting and financial reporting processes and the audits of our financial statements our systems of disclosure controls and procedures and internal control over financial reporting

Risk Management review of our risk assessment and enterprise risk management process

A copy of our Audit Committee charter is available free of charge on our website, www.lesakatech.com.

Remuneration Committee

The Remuneration Committee consists of Messrs. Ball and Pillay and Ms. Naidoo, with Mr. Ball acting as the Chairperson. The Remuneration Committee held four meetings during the 2024 fiscal year.

The Remuneration Committee has the following principal responsibilities, authority and duties:

Compensation Structure & Strategy

  review and approve performance goals and objectives relevant to the compensation of all our executive officers, evaluate the performance of each executive officer in light of those goals and objectives, and set each executive officer's compensation, including incentive-based and equity-based compensation, based on such evaluation make recommendations to the Board with respect to incentive- and equity-based compensation plans review and make recommendations to the Board regarding compensation-related matters outside the ordinary course, including, but not limited to, employment contracts, change-in-control provisions and severance arrangements administer our stock option, stock incentive, and other stock compensation plans, including the function of making and approving all grants of options and other awards to all executive officers and directors, and all other eligible individuals, under such plans administer our compensation clawback policy

  review annually and make recommendations to the Board regarding director compensation assist management in developing and, when appropriate, recommending to the Board, the design of compensation policies and plans review and discuss with management the disclosures in our "Compensation Discussion and Analysis" and any other disclosures regarding executive compensation to be included in our public filings or shareholder reports recommend to the Board whether the Compensation Discussion and Analysis should be included in our proxy statement, Annual Report, or information statement, as applicable, and prepare the related report required by the rules of the SEC

Human Resources & Workforce Management generally oversee our human resources and workforce management programs

A copy of our Remuneration Committee charter is available free of charge on our website, www.lesakatech.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Pillay, Ball and Ms. Singh-Bushell, with Mr. Pillay acting as the Chairperson. The Nominating and Corporate Governance Committee held four meetings during the 2024 fiscal year.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:

Corporate Governance

  review our Corporate Governance Guidelines annually and recommend changes, as appropriate, for review and approval by the Board make recommendations regarding proposals submitted by our shareholders establish and monitor procedures by which the Board will conduct, at least annually, evaluations of its performance

Board Composition

  monitor the composition, size and independence of the Board establish criteria for Board and committee membership and recommend to our Board proposed nominees for election to the Board and for membership on each committee of the Board monitor our procedures for the receipt and consideration of director nominations by shareholders and other persons and for the receipt of shareholder communications directed to our Board make recommendations to the Board regarding management succession planning and corporate governance best practices

A copy of our Nominating and Corporate Governance Committee charter is available free of charge on our website, www.lesakatech.com.

Social and Ethics Committee

The Social and Ethics Committee consists of Mses. Gobodo and Singh-Bushell and Mr. Pillay, with Ms. Gobodo acting as the Chairperson. The Social and Ethics Committee held three meetings during the 2024 fiscal year.

The Social and Ethics Committee was established to provide oversight of social and ethical matters related to our company and to ensure that we are and remain a committed socially responsible corporate citizen.

A copy of our Social and Ethics Committee charter is available free of charge on our website, www.lesakatech.com.

Capital Allocation Committee

The Capital Allocation Committee consists of Messrs. Ball, Meyer and Sparrow, with Mr. Ball acting as the Chairperson. The Capital Allocation Committee held four meetings during the 2024 fiscal year.

The principal duties and responsibilities of the Capital Allocation Committee are as follows:

Capital Allocation

  review and make recommendations to the Board regarding major investment proposals and capital allocations monitor the execution of approved acquisitions and review the performance of completed acquisitions

Investment Management establish, oversee and periodically review the performance of our investments ensure appropriate independent advice is sought in relation to major investments

A copy of our Capital Allocation Committee charter is available free of charge on our website, www.lesakatech.com.

BOARD LEADERSHIP STRUCTURE AND BOARD OVERSIGHT OF RISK

Board Leadership

Our Board is led by Mr. Mazanderani, who serves as our Executive Chairman. Mr. Pillay serves as the Board's Lead Independent Director. Our Board believes this leadership structure effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It gives primary responsibility for our operational leadership shareholder engagement, and strategic direction to our Executive Chairman, while Mr. Pillay facilitates our Board's independent oversight of management, promotes communication between senior management and our Board about issues such as management development and succession planning, executive compensation, and our performance, engages with other key stakeholders, and leads our Board's consideration of key governance matters.

The Board's Role in Risk Oversight

Managing risk is an ongoing process inherent in all decisions made by management. The Board discusses risk throughout the year, particularly at Board meetings when specific actions are considered for approval. The Board has ultimate responsibility to oversee our enterprise risk management program. This oversight is conducted primarily through various committees of the Board as described below.

The Audit Committee has direct oversight of and actively assists the management team's process in identifying, assessing, prioritizing and developing action plans to mitigate the material business, operational and strategic risks affecting us.

Furthermore, the Audit Committee directly provides oversight of risks relating to the integrity of our consolidated financial statements, internal control over financial reporting and the internal audit function. The Remuneration Committee oversees the management of risks related to our executive compensation program. The Nominating and Corporate Governance Committee oversees the management of risks related to management succession planning.

REMUNERATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our Remuneration Committee has at any time been one of our officers or employees. None of our executive officers serves or in the past has served as a member of the Board or Remuneration Committee of any entity that has one or more of its executive officers serving on our Board or our Remuneration Committee.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate composition, size and independence of the Board, and whether any vacancies are expected due to change in employment or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee will consider shareholder recommendations for candidates for the Board in the same manner it considers nominees from other sources. In evaluating such recommendations, the Nominating and Corporate Governance Committee will use the qualifications standards described above and will seek to achieve a balance of knowledge, experiences and capabilities on the Board.

The Nominating and Corporate Governance Committee also reviews and determines whether existing members of the Board should stand for re-election, taking into consideration matters relating to the number of terms served by individual directors, the ability of an individual director to devote the appropriate level of time and attention to Board duties in light of other positions the individual director holds (including other directorships) and the changing needs of the Board. We do not have a limit on the number of terms an individual may serve as a director on our Board.

The Nominating and Corporate Governance Committee reviews with the Board the skills and characteristics required of Board members. Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee consider a candidate's independence, as well as the perceived needs of the Board and the candidate's background, skills, business experience and expected contributions. At a minimum, members of the Board must possess the highest professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment.

We believe that our board, as a group, have a balanced level of competencies and capabilities as demonstrated in the table below and our Nominating and Corporate Governance Committee considers each non-employees particular skill set when constituting its board committee. More detailed information on each of our director's experience, qualifications and skills is described in their biographies included above under Proposal No. 1:

The Nominating and Corporate Governance Committee may also take into account the benefits of diversity in candidates' viewpoints, backgrounds and experiences, as well as the benefits of constructive working relationships among directors. Other than as set forth in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity.

The below table reflects the board diversity matrix in accordance with Nasdaq Listing Rule 5605(f)(4):

Board Diversity Matrix (as of our record date on September 25, 2024)

Total number of directors:	12

Part I: Gender identity	Female	Male	Non-Binary	Did not disclose gender
Directors	3	9	0	0

Part II: Demographic Background
African American or Black	1	2	0	0
Alaskan Native or Native American	0	0	0	0
Asian	2	3	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	3	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ+	0
Did Not Disclosure Background	0

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Any shareholder who wishes to communicate directly with the Board may do so via mail, facsimile or e-mail, addressed as follows:

Lesaka Technologies, Inc.
Board of Directors
P.O. Box 2424
Parklands, 2121, South Africa

E-mail: phillipe.welthagen@lesakatech.com

Shareholders engaging with us are required to include their name and address in any such written or e-mail communication and also indicate whether the sender is a shareholder of our company. The corporate secretary shall transmit any communication to the Board, or individual director(s), as applicable, as soon as practicable upon receipt. Absent safety or security concerns, the corporate secretary shall relay all communications, without any other screening for content.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted a set of Corporate Governance Guidelines. We will continue to monitor our Corporate Governance Guidelines and adopt changes as necessary to comply with rules adopted by the SEC and Nasdaq, and to conform to best industry practice. This monitoring will include comparing our existing policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and the practices of other public companies. A copy of our Corporate Governance Guidelines is available free of charge on our website at www.lesakatech.com.

CODE OF ETHICS

The Board has adopted a written code of ethics, as defined in the regulations of the SEC. We require all of our directors, officers, employees, contractors, consultants and temporary staff, including Messrs. Mazanderani, Kola, Heilbron and Mali, and other senior personnel performing similar functions, to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. Our code of ethics requires avoidance of conflicts of interest, compliance with all laws and other legal requirements, conduct of business in an honest and ethical manner, integrity and actions in our best interest. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code.

The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We currently have such procedures in place. A copy of our code of ethics is available free of charge on our website at www.lesakatech.com.

SHARE OWNERSHIP GUIDELINES

Our share ownership guidelines apply to our Executive Chairman and certain other executive officers. Our Executive Chairman is expected to own shares in our company that have a value of four times his annual base salary and our other executive officers are expected to own shares that have a value of two times their annual base salary. Shares may be owned directly by the individual, owned jointly with or separately by the individual's spouse, or held in trust for the benefit of the individual, the individual's spouse or children. Unvested time-based equity awards acquired through our stock incentive plan are included in the computation of share ownership. Our non-employee directors are not required to own shares in our company under our share ownership guidelines policy. We believe that this aligns with shareholding practices applicable to non-employee directors in South Africa.

COMPENSATION OF DIRECTORS

Directors who are also executive officers do not receive separate compensation for their services as directors. During fiscal 2024, our non-employee directors received compensation as described below.

Name	Fiscal 2024 Total Fee Arrangement ($)(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Stock Options ($)	Other ($)(2)	Total ($)
Antony C. Ball	160,000	160,000	-	-	24,000	184,000
Nonku N. Gobodo	154,500	154,500	-	-	23,124	177,624
Javed Hamid(3)	144,000	144,000	-	-	-	144,000
Ali Mazanderani(4)	129,000	75,250	-	-	-	75,250
Chris G.B. Meyer(3)(5)	129,000	42,086				42,086
S. Venessa Naidoo	139,000	139,000	-	-	15,766	154,766
Monde Nkosi(3)	134,000	134,000	-	-	20,100	154,100
Kuben Pillay	252,500	252,500	-	-	37,796	290,296
Ekta Singh-Bushell	206,000	206,000	-	-	-	206,000

(1) Column represents total fiscal 2024 fees for the full year.

(2) Represents value added taxes which are statutory indirect taxes charged in ZAR on Messrs. Ball, Nkosi and Pillay's and Messes. Gobodo and Naidoo's compensation and reimbursed to them.

(3) Messrs. Hamid, Meyer and Nkosi are not standing for re-election at the Annual Meeting. Mr. Hamid resigned effective September 30, 2024, and Messrs. Meyer and Nkosi resigned effective October 1, 2024.

(4) Mr. Mazanderani was a non-employee director until January 31, 2024, and became our Executive Chairman on February 1, 2024 and was no longer eligible to receive non-employee director fees. Fees paid to the Mr. Mazanderani have been pro-rated for the period of service as a non-employee director during fiscal 2024.

(5) Mr. Meyer was a non-employee director from March 1, 2024, and joined the capital allocation committee in May 2024 and fees paid to Mr. Meyer have been pro-rated for the period of service as a non-employee director during fiscal 2024.

Directors receive a base fee for membership on the Board. Directors who serve on Board committees and/or serve as Chairperson of Board committees receive additional compensation in recognition of the additional time they are required to spend on committee matters. In fiscal 2024, we performed a benchmarking analysis against the annual compensation of non-employee directors of U.S., UK, and South African comparable companies with a range of market equity capitalizations above, below and comparable to ours. The peer group comprised: Altron Limited, Blue Label Telecoms Limited; Cantaloupe, Inc.; Capital Appreciation Limited; Cass Information Systems, Inc.; CSG Systems International, Inc.; Dave Inc.; EVERTEC, Inc.; Everi Holdings Inc.; Green Dot Corporation; IDT Corporation; Everi Holdings Inc.; Medallion Financial Corp.; Model N, Inc.; MoneyLion Inc.; PayPoint plc; Repay Holdings Corporation; Synchronoss Technologies, Inc.; and Transaction Capital Limited.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our compensation plans under which our equity securities are authorized for issuance as of June 30, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders Stock incentive plan	918,248	$4.06	3,780,884
Awarded to Mr. Mazanderani in June 2024	4,000,000	$9.75	N/A

EXECUTIVE COMPENSATION

ANALYSIS OF RISK IN OUR COMPENSATION STRUCTURE

As part of its responsibilities to annually review all incentive compensation and equity-based plans, as well as evaluate whether the compensation arrangements of our employees incentivize unnecessary and excessive risk-taking, the Remuneration Committee evaluated the risk profile of our compensation policies and practices for fiscal 2024. In its evaluation, the Remuneration Committee reviewed our employee compensation structures, and noted numerous design elements that manage and mitigate risk without diminishing the incentivizing nature of the compensation, including:

  a balanced mix between cash and equity, and annual and longer-term incentives;

  caps on incentive awards at reasonable levels;

  linear payouts between target levels with respect to annual cash incentive awards;

  discretion on individual awards, particularly in special circumstances; and

  long-term incentives.

The Remuneration Committee also reviewed our compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including: over-weighting towards annual incentives, highly leveraged payout curves, unreasonable thresholds, and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. The Remuneration Committee concluded that our compensation programs do not include such elements.

In addition, the Remuneration Committee analyzed our overall enterprise risks and how compensation programs may impact individual behavior in a manner that could exacerbate these enterprise risks. For this purpose, the Remuneration Committee considered our growth and return performance, volatility and leverage. In light of these analyses, the Remuneration Committee concluded that it has a balanced pay and performance program that does not encourage excessive risk-taking that is reasonably likely to have a material adverse effect on us. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk-taking over the long term.

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

 In this Compensation Discussion and Analysis, we:

  Outline our compensation philosophy and discuss how the Remuneration Committee determines executive pay.

  Describe each element of executive pay, including base salaries, short-term and long-term incentives and executive benefits.

 We believe that our compensation programs and rewards have been designed to motivate our executives and drive business value that is ultimately reflected in our underlying enterprise value for both the short- and long-term.

Pay for Performance

 The Remuneration Committee considered the absolute and relative alignment of executive compensation when it considered the appropriateness of the level and form of compensation and found executive compensation and our performance to be aligned.

Results of Shareholder Say-on-Pay Votes

We provide our shareholders with the opportunity to cast an annual, nonbinding advisory vote to approve executive compensation (a "say-on-pay proposal"). At our annual meeting of shareholders held on November 15, 2023, approximately 97% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Remuneration Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

Highlighted Compensation Policies and Practices

 Our executive compensation and corporate governance policies are structured to closely link executive compensation to our performance and increase long-term shareholder value.

To achieve our objectives, we have incorporated the following policies and practices:

WHAT WE DO:	WHAT WE DON'T DO:
Utilize performance-based programs, including annual and long-term incentives to link executive compensation to our performance and increase long-term shareholder value	Offer change-in-control severance gross-up payments
Structure total direct compensation for our named executive officers such that a significant portion is at risk	Offer routine or excessive perquisites for our named executive officers
Utilize mostly objective performance metrics in incentive plans that drive shareholder value creation	Backdate or reprice stock options
Adopt a clawback policy, as of November 2023, that applies to our incentive programs	Utilize excessive incentive payments; incentive payments are capped to discourage inappropriate risk taking
Issue time-based awards to retain key employees
Conduct annual say-on-pay advisory votes
Establish stock ownership guidelines for certain of our executive officers
Award severance only at the discretion of the Remuneration Committee given that there are no formal severance arrangements

Our named executive officers for fiscal 2024 are set forth in the following table:

Name of Executive Officer	Title
Ali Mazanderani(1)	Executive Chairman and Director
Chris Meyer(1)	Former Group Chief Executive Officer and Director
Naeem E. Kola	Group Chief Financial Officer and Director
Steven J. Heilbron	Executive
Lincoln C. Mali	Chief Executive Officer: Southern Africa and Director

(1) Mr. Mazanderani was appointed our Executive Chairman on February 1, 2024, and Mr. Meyer's tenure as Group Chief Executive Officer ended on February 29, 2024.

Fiscal 2024 Compensation Summary

Base Salary. There were no base salary adjustments in fiscal 2024, except for Mr. Mali, his base salary increased by 3.5% to ZAR 7,245,000, effective September 1, 2023.

Performance-Based Annual Cash Incentive. Messrs. Meyer, Kola, Heilbron and Mali received payments of $232,994, $248,176, 191,134 and $248,617, respectively, under the quantitative component of our cash incentive award plan, and representing 64%, 77%, 76% and 89% of the maximum expected performance range for the quantitative component of the award. Messrs. Meyer, Kola, Heilbron and Mali received payments of $124,583, $129,375, $136,500 and $178,410 respectively, under the qualitative component of our cash incentive award plan, and representing 51%, 60%, 81% and 96% of the maximum expected performance range for the qualitative component of the award. Mr. Meyer's quantitative and qualitative awards were pro-rated for eights month of the year because his tenure as Group Chief Executive Officer ended on February 29, 2024.

Bonus. The Remuneration Committee awarded Mr. Heilbron a discretionary bonus of $72,366 related to the additional effort expended by Mr. Heilbron related to the Adumo transaction.

Long-Term Equity Based Incentives. In October 2023, we awarded 143,902, 84,375 and 82,639 shares of restricted stock to Messrs. Meyer, Kola and Mali, respectively. These share awards will only vest if our share price quoted on the Nasdaq grows on an annual compound basis of 10% per annum off a base of $4.00 over a measurement period from September 30, 2023 to November 17, 2026. The shares vest equally over a three-year period and if the annual price target is not achieved on either the first or second measurement date then all unvested shares of restricted stock which are available for vesting on the measurement date will be carried forward to the third year and will only vest if the target price is achieved on the third vesting date. Vesting of these shares of restricted stock are also subject to Messrs. Kola and Mali's continued employment with us through to each vesting date (this requirement was waived for Mr. Meyer upon his resignation as our Group Chief Executive Officer). On October 25, 2023, we awarded 225,000 shares of time-based restricted stock to Mr. Heilbron. Vesting of these shares of restricted stock is subject to Mr. Heilbron's continued employment with us through June 30, 2025.

Other Share Awards. On December 4, 2023, we awarded 500,000 stock options shares with a strike price of $3.50 to Mr. Mazanderani. This option will vest on the first anniversary of the grant date provided that Mr. Mazandarani continues to provide services as Executive Chairman through to the vesting date. These 500,000 options will vest immediately if Mr. Mazanderani's employment is terminated by us without cause on or before the first anniversary of the grant date. On June 3, 2024, we awarded four tranches of 1,000,000 stock options with strikes prices of $6.00, $8.00, $11.00, and $14.00, respectively, to Mr. Mazanderani. The 4,000,000 stock options are subject to Mr. Mazanderani's continued employment as of Execuive Chairman through to January 31, 2026. All of these stock options may only be exercised during a period commencing from January 31, 2028 to January 31, 2029.

COMPENSATION PROGRAM OVERVIEW FOR FISCAL 2024

The goal of our executive compensation program is the same as our goal for operating our company-to create long-term value for our shareholders. To achieve this goal, we seek to reward our named executive officers for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareholders and to encourage them to remain with us for long and rewarding careers.

Each element of our executive compensation program is designed to fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary, bonus and both equity and non-equity incentive compensation. Each named executive officer receives one or more, but not necessarily all, of these elements.

Compensation Components

In determining the type and amount of compensation for each executive officer, we focus on both current pay and the opportunity for future compensation and seek to combine compensation elements so as to optimize his or her contribution to us.

Pay Mix

We consider the mix of our compensation components from year to year based on our overall performance, an executive's individual contributions, and compensation practices of other U.S.-based and South Africa-based public companies, including companies in our "peer group" described below. We do not have an exact formula for allocating between cash and non-cash compensation. We do, nonetheless, provide for a balanced mix of compensation components that are designed to encourage and reward behavior that promotes shareholder value in both the short- and long-term.

Our executive compensation program is designed to attract, motivate and retain key executive talent and promote strong, sustainable long-term performance. The three components of total direct compensation delivered in our program are 1) base salary; 2) performance-based cash annual incentive and/or annual bonus; and 3) performance-based long-term equity-based incentives. We place an emphasis on variable performance-based pay. Each component promotes value creation and aligns our management team's compensation with our long-term strategic objectives.

Fixed/ Variable	Component	Form	Key Characteristics
Fixed	Base Salary	Cash	Base Salary increases are determined based on market considerations and do not necessarily occur each year
Variable Compensation	Bonus	Cash	Bonus is discretionary and dependent upon individual performance
	Performance-Based Cash Annual Incentive	Cash	Awards are based on qualitative and quantitative factors
	Performance-Based Long-Term Equity-Based Incentives	Equity	Equity grants are subject to continued service and/or defined performance indicators
	Other benefits	Cash	Benefits based on territory-specific employment benefits available to peer company executives in similar position, as negotiated

Pay Mix for Named Executive Officers

The chart below illustrates the mix of the elements of the fiscal 2024 compensation program we established for our named executive officers using the maximum expected performance range for the cash incentive component, where "Other" represents amounts paid to Mr. Kola for medical benefits. Equity awards include stock options awarded to Mr. Mazanderani during fiscal 2024 and these awards form part of his long-term compensation program.

Compensation Objectives

Performance. We seek to motivate our named executive officers through a combination of cash bonuses, incentive payments, grants of restricted stock with time-based vesting conditions, and grants of restricted stock that vest based on the achievement of predefined levels of financial and operating goals and increases in our share price and/or satisfaction of other financial and strategic performance goals. Base salary, bonus and non-equity incentive compensation are designed to reward annual achievements and be commensurate with each executive officer's scope of responsibility, demonstrated ingenuity, dedication, leadership and management effectiveness.

Alignment. We seek to align the interests of our named executive officers with our shareholders by evaluating them on the basis of financial and non-financial measurements that we believe ultimately drive long-term shareholder value. The elements of our compensation package that we believe align these interests most closely are a combination of annual quantitative and qualitative cash compensation awards and restricted stock awards which vest over time and become vested upon the satisfaction of specified performance goals.

Retention. Retention is a key objective of our executive compensation program. We attempt to retain our named executive officers by seeking to provide a competitive pay package and using continued service as a condition to receipt of full compensation. The time-based vesting terms of equity awards have the effect of tying this element of compensation to continued service with us.

Implementing our Objectives

Organization of the Remuneration Committee

The Remuneration Committee typically holds four regularly scheduled meetings each year, with additional meetings scheduled when required. There are currently three directors on the committee. Each member of the committee is required to be:

  An independent director under independence standards established by the Nasdaq.

  A non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Process and General Industry Benchmarking

The Remuneration Committee periodically analyzes compensation data of companies that it selects as a peer group to better understand how our pay package compares with those companies. The peer group selected by the Remuneration Committee comprises a broad spectrum of companies, which range significantly in size from a revenue, profitability and enterprise value perspective. The peer group consists of companies generally considered comparable to us in terms of their businesses (such as being a payment systems provider) as well as other companies within other parts of the information technology sector and those operating in or providing services in emerging markets. During fiscal 2024 the Remuneration Committee engaged Pay Governance to assist it with a peer group analysis. The peer group includes U.S. and South African listed companies, and consists of the following companies: Altron Limited, Blue Label Telecoms Limited; Cantaloupe, Inc.; Capital Appreciation Limited; Cass Information Systems, Inc.; CSG Systems International, Inc.; Dave Inc.; EVERTEC, Inc.; Everi Holdings Inc.; Green Dot Corporation; IDT Corporation; Everi Holdings Inc.; Medallion Financial Corp.; Model N, Inc.; MoneyLion Inc.; PayPoint plc; Repay Holdings Corporation; Synchronoss Technologies, Inc.; and Transaction Capital Limited.

In the early part of each fiscal year, the Remuneration Committee establishes base salaries and sets the short-term cash incentive award plan remuneration targets and payment criteria. Following the end of each fiscal year, the Remuneration Committee determines the annual incentive cash payments and bonuses, if any, to be made to each executive officer based on their and our performance during the fiscal year. The Remuneration Committee's process for determining compensation includes an analysis of all elements of compensation. The Remuneration Committee compares these compensation components separately and in total to compensation at the peer group companies, taking into account, among other things, our relative market capitalization against the members of the peer group. The compensation of other named executive officers is generally determined based on specific performance criteria established by our Group Chief Executive Officer (for fiscal 2024) or Executive Chairman (for fiscal 2025 and going forward) and approved by the Remuneration Committee.

Employment and Other Agreements

We have entered into employment agreements and restrictive covenant agreements with each of Messrs. Mazanderani, Meyer, Kola, and Heilbron in connection with their roles as our Executive Chairman, Group Chief Executive Officer, and Group Chief Financial Officer, Executive, respectively. In addition, each of Messrs. Meyer, Kola, and Mali and our wholly owned subsidiary, Lesaka Technologies Proprietary Limited, entered into contracts of employment ("SA Employment Contract") which became effective on July 1, 2021, March 1, 2022, and May 1, 2021, respectively. All five executives have also entered into a restrictive covenant agreement with us. Each of these executive officers is entitled to receive an annual base salary and, except for Mr. Mazanderani, an annual bonus/cash incentive award (as discussed above). The employment agreements provide that each of Messrs. Mazandarani, Meyer, Kola, Heilbron, and Mali's employment is at-will and all our current named officer's SA Employment Contracts provide that either party may terminate the agreement with three months' notice. We, together with Mr. Mazanderani, have acknowledged that his commitment under his employment agreement shall only be for fifty percent (50%) of full-time equivalence, as reasonably determined by the Board and that he will be subject to certain restrictive covenants and compliance with our company's policies. Mr. Meyer's tenure as Group Chief Executive Officer ended on February 29, 2024. From June 2024, Mr. Kola's SA Employment Contract was terminated and is remunerated solely under his employment agreement with Lesaka Technologies, Inc., which was amended to cater for all of his base salary and medical benefit.

Except for Mr. Mazanderani, our named executive officers' restrictive covenant agreements provide that upon the termination of their services with us, each is restricted, for a period of 24 months, from soliciting business from certain customers, working for or holding interests in our competitors or participating in a competitive activity within the territories where we do business. Messrs. Meyer and Kola are restricted for a period of 12 months with respect to working for or holding interests in our competitors or participating in a competitive activity within the territories where we do business. Mr. Heilbron has signed a restraint of trade agreement and, under this agreement, he may not, either directly or indirectly, be associated or concerned with or interested or engaged in any Restricted Business (as defined in the agreement) or entity carrying on any Restricted Business, in South Africa, Botswana, Namibia and Zambia during the three years ended April 14, 2025, and his new employment arrangements concluded in December 2022, extend this period by three months. He is also prohibited from communicating with or furnishing any information or advice to any Business Employee (as defined in the agreement) or to any prospective employer of such Business Employee for the direct or indirect purpose of inducing or causing a Business Employee to leave the employ of the Protected Companies (as defined in the agreement) and/or becoming employed by or in any way directly or indirectly interested in or associated with any other business, including any Restricted Business. Mr. Mazanderani restrictive covenant agreement does not contain a non-compete clause.

Under Mr. Mazanderani's employment agreement, we have agreed to reimburse certain business travel up to an amount of $100,000 per 12-month period from February 1, 2024, such amount to be pro-rated.

Equity Grant Practices

We believe that our long-term performance is achieved through a culture that encourages long-term performance by our executive officers through the use of stock and stock-based awards. Accordingly, awards of restricted stock are a fundamental element in our executive compensation program because they emphasize long-term performance, and help align the interests of our shareholders and employees.

We have granted equity awards through our stock incentive plan which was adopted by our Board and approved by our shareholders. In determining the size of an equity award to an executive officer, the Remuneration Committee considers the executive's current cash total compensation package (which includes salary; potential bonus and cash incentive award plan compensation); any previously received equity awards; the value of the grant at the time of the award; and the number of shares available for grants pursuant to our stock incentive plan. When awarding equity compensation, management and the Remuneration Committee seek to weigh the cost of these grants with their potential benefits as a compensation tool.

ELEMENTS OF 2024 COMPENSATION

Base Salaries

Our executive compensation programs emphasize performance-based pay. This includes annual bonuses and equity-based long-term incentive awards. However, base salaries remain a necessary and typical part of compensation for attracting and retaining outstanding employees at all levels.

Factors Considered in Determining Base Salaries
☐ Individual contributions and performance	☐ Internal equity
☐ Retention needs	☐ Experience
☐Complexity of roles and responsibilities	☐ Succession planning

Adjustments to Base Salary

None of our named executive officers received base salary adjustments during fiscal 2024 outside of their employment agreements, except for Mr. Mali, who received a 3.5% increase in his base salary from ZAR 7,000,000 per annum to ZAR 7,245,000 per annum, effective September 1, 2023.

Base Salary Determined Under Employment Agreements

Mr. Mazanderani's base salary was based on his employment agreement that became effective February 1, 2024. His base salary is $500,000 per annum.

Performance-Based Pay

Messrs. Meyer, Kola, Heilbron and Mali

For fiscal 2024, the Remuneration Committee established a cash incentive award plan for Messrs. Meyer, Kola, Heilbron and Mali pursuant to which each of them would be eligible to earn a cash incentive award based on a number of quantitative factors that directly impacted our fiscal 2024 financial performance and his individual contribution toward the achievement of certain objectives.

Mr. Meyer

The cash incentive award plan provided for an expected performance range cash incentive award of between 70% and 140% of Mr. Meyer's annual base salary of $650,000 for fiscal 2024. Under the plan, a 60% weighing was based on quantitative factors and 40% was based on qualitative factors. The award could increase to a maximum of 140% of Mr. Meyer's base salary based on the assessment of performance against both quantitative and qualitative targets. Mr. Meyer's cash incentive award plan for fiscal 2024 was also pro-rated for eight out of twelve months due to his resignation as Group Chief Executive Officer, effective February 29, 2024.

Mr. Kola

The cash incentive award plan provided for an expected performance range cash incentive award of between 60% and 120% of Mr. Kola's annual base salary of $450,000 for fiscal 2024. Under the plan, a 60% weighing was based on quantitative factors and 40% was based on qualitative factors. The award could increase to a maximum of 120% of Mr. Kola's base salary based on the assessment of performance against both quantitative and qualitative targets.

Mr. Heilbron

The cash incentive award plan provided for an expected performance range cash incentive award of between 60% and 120% of Mr. Heilbron's annual base salary of $350,000 for fiscal 2024. Under the plan, a 65% weighting was based on quantitative factors and 35% was based on qualitative factors. The award could increase to a maximum of 120% of Mr. Heilbron's base salary, based on the assessment of performance against both quantitative and qualitative targets.

Mr. Mali

The cash incentive award plan provided for an expected performance range cash incentive award of between 60% and 120% of Mr. Mali's annual base salary of ZAR 7,245,000 for fiscal 2024. Under the plan, a 60% weighting was based on quantitative factors and 40% was based on qualitative factors. The award could increase to a maximum of 120% of Mr. Mali's base salary, based on the assessment of performance against both quantitative and qualitative targets.

Quantitative Portion of the Cash Incentive Award Plan

Mr. Meyer was eligible to receive an amount equal to up to 42% to 84% of his annual base salary, and each of Messrs. Kola, Heilbron and Mali were eligible to receive an amount equal to 36% to 72% of their individual annual base salary if specified quantitative targets are achieved. The quantitative targets were as follows:

	Allocation of quantitative portion to quantitative targets
Quantitative targets:	Meyer	Kola	Heilbron	Mali
F2024 financial targets(A)	30%	30%	20%	35%
Net debt/ EBITDA target	10%	15%	-	-
F2024 agreed Consumer segment key performance indicators(B)	10%	8%	-	10%
F2024 agreed Merchant segment key performance indicators(C)	10%	7%	15%	-
F2024 Consumer financial targets(D)	-	-	-	15%
F2024 Merchant financial targets(E)	-	-	30%	-
Total quantitative portion of cash incentive awards	60%	60%	65%	60%

(A) F2024 financial targets includes (i) for Messrs. Meyer and Kola, (a) Group Adjusted EBITDA, a non-GAAP measure, of on target ZAR 744 million, (b) consolidated net profit before tax (excluding PPA), a non-GAAP measure, of on target ZAR 79 million (c) Consumer EBITDA of on target ZAR 240 million, and (d) Merchant EBITDA of on target ZAR 650 million, and (ii) for Mr. Mali, (a) Group Adjusted EBITDA of on target ZAR 744 million, (b) consolidated net profit before tax (excluding PPA) of on target ZAR 79 million, and (c) Merchant EBITDA of on target ZAR 650 million, and (iii) for Mr. Heilbron, (a) Group Adjusted EBITDA of on target ZAR 744 million, (b) consolidated net profit before tax (excluding PPA) of on target ZAR 79 million, and (c) Consumer EBITDA of on target ZAR 240 million. Group Adjusted EBITDA for purposes of the quantitative target is net income (loss before interest, taxes, depreciation and amortization, adjusted for non-operational transactions (including loss on disposal of equity-accounted investments, gain related to fair value adjustments to currency options), (earnings) loss from equity-accounted investments, stock-based compensation charges, lease adjustments and once-off items. Lease adjustments reflect lease charges and once-off items represents non-recurring expense items, including costs related to acquisitions and transactions consummated or ultimately not pursued. Consumer EBITDA and Merchant EBITDA and measures of segment performance.

Consolidated net profit before tax (excluding PPA) is calculated as net loss before tax under GAAP, adjusted for Adumo transaction costs incurred, stock-based compensation charges recognized related to awards made to Mr. Mazanderani and amortization of acquired intangible assets.

(B) F2024 agreed Consumer segment key performance indictors include active EPE accounts (excluding SRD (social relief of distress grant)), average ARPU (average revenue per user), Consumer loan book as of June 30, 2024, and new insurance policies.

(C) F2024 agreed Merchant segment key performance indictors include, (i) for Messrs. Meyer and Kola, Cash Connect devices, Kazang POS devices and Kazang Pay throughput, and (ii) for Mr. Heilbron, Vault throughput, Connect Capital loan advance, Cash Connect devices, Kazang POS devices Kazang Pay throughput and EasyPay performance.

(D) F2024 Consumer financial targets include Consumer EBITDA.

(E) F2024 Merchant financial targets include Merchant EBITDA and achievement of overall Merchant revenue targets.

The Remuneration Committee could award between 0% and 84% of Mr. Meyer's annual base salary, and between 0% and 72% of Messrs. Kola, Heilbron and Mali's annual base salary, based on its assessment of each executive's achievement against these quantitative targets.

Qualitative Portion of the Cash Incentive Award Plan

Mr. Meyer was eligible to receive an amount up to 56% (i.e. 40% multiplied by 1.4 times), before pro-ration discussed above, of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include (with agreed weighting as a percent of total qualitative award (i.e. 40%) in parentheses):

  Deliver on the company's broad-based black economic empowerment objectives (5%);
  Embed Lesaka-value's system and focus on development of a high-performance corporate culture (5%);
  Ensure succession plans for key roles (5%);
  Contribution to investor relations activities (10%); and
  Deliver on any potential mergers and acquisitions ("M&A") objectives in fiscal 2024 (15%).

Mr. Kola was eligible to receive an amount up to 48% (i.e. 40% multiplied by 1.2 times) of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include (with agreed weighting as a percent of total qualitative award (i.e. 40%) in parentheses):

  Deliver on the company's broad-based black economic empowerment objectives (5%);
  Execute various business improvement plans in fiscal 2024 (25%); and
  Deliver on any potential M&A objectives in fiscal 2024 (10%).

Mr. Heilbron was eligible to receive an amount up to 42% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include (with agreed weighting as a percent of total qualitative award (i.e. 35%) in parentheses):

  Embed Lesaka-value's system and focus on development of a high-performance corporate culture (5%);
  Ensure appropriate succession plans in place for Merchant (10%)
  Deliver on any potential M&A objectives in fiscal 2024 (15%); and
  Drive innovation in the Merchant Division (5%).

Mr. Mali was eligible to receive an amount up to 48% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include (with agreed weighting as a percent of total qualitative award (i.e. 40%) in parentheses):

  Deliver on the company's broad-based black economic empowerment objectives (10%);
  Embed Lesaka-value's system and focus on development of a high-performance corporate culture (10%); and
  Deliver on stakeholder engagement strategy (20%).

The Remuneration Committee could award between 0% and 56% of Mr. Meyer's annual base salary, between 0% and 48% of Messrs. Kola, and Mali's annual base salary, and between 0% and 42% of Messrs. Heilbron's annual base salary, based on its assessment of each executive's progress against these qualitative targets.

Potential and Actual Payments

The table below presents our potential and actual payments to Messrs. Meyer, Kola, Heilbron and Mali related to the quantitative and qualitative portions of our cash incentive award plan for fiscal 2024:

2024 Quantitative and Qualitative portions of cash incentive award plan(1)

	Expected performance range
		Quantitative		Qualitative
	Threshold	From	To	From	To	Total(2)

Chris G. B. Meyer
Potential payment
%	-	42%	84%	28%	56%	140%
	$-	273,000	546,000	182,000	364,000	910,000
Actual payment(3)
%						83%
$						357,577

Naeem E. Kola
Potential payment
%	-	36%	72%	24%	48%	120%
	$-	162,000	324,000	108,000	216,000	540,000
Actual payment
%						84%
$						377,551

Steven J. Heilbron
Potential payment
%	-	36%	72%	24%	48%	120%
	$-	126,000	252,000	84,000	168,000	420,000
Actual payment
%						94%
$						327,634

Lincoln C. Mali(4)
Potential payment
%	-	36%	72%	24%	48%	120%
	$-	141,244	282,488	94,163	188,325	470,813
Actual payment
%						111%
$						427,027

(1) All percentages are derived from base salary when cash incentive award was approved.

(2) Total percentage and USD amount for potential payment presented at the maximum amount of the cash incentive award. Percentage actual payment represents cash incentive award achieved divided by base salary for the executive when cash incentive was approved.

(3) Mr. Meyer's award was pro-rated for eight months as he resigned effective February 29, 2024. The percentage actually achieved represents his actual payment against his actual base salary paid.

(4) Amounts translated to USD from ZAR at the average rate of exchange for fiscal 2024.

In September 2024, the Remuneration Committee met and determined each element of our financial performance described above and each executive's contribution toward the qualitative objectives. The Remuneration Committee, after consultation with Messrs. Mazanderani, determined that the executives had achieved the following quantitative targets and determined to award the USD amounts presented in the table below in respect of the quantitative component of the fiscal 2024 cash incentive award plan:

	Quantitative target and achieved percentages and USD amounts awarded
	Meyer		Kola		Heilbron		Mali
Quantitative targets:	Target	Achieved	Target	Achieved	Target	Achieved	Target	Achieved
Financial targets (%)	30%	31%	30%	31%	20%	21%	35%	34%
Capital structure (%)	10%	5%	15%	11%	-		-	-
Consumer segment KPIs (%)	10%	12%	8%	9%	-		10%	12%
Merchant segment KPIs (%)	10%	6%	7%	4%	15%	11%	-	-
Consumer financial targets (%)	-	-	-	-	-		15%	18%
Merchant financial targets (%)	-	-	-	-	30%	23%	-	-
Total (%)	60%	54%	60%	55%	65%	55%	60%	64%

Amount awarded ($)(2)		232,994		248,176		191,134		248,617

(1) Amount Mr. Mali translated to USD from ZAR at the average rate of exchange for fiscal 2024.

In September 2024, the Remuneration Committee considered whether to make payments in respect of the qualitative portion of the cash incentive award plan. The Remuneration Committee determined to award Messrs. Meyer, Kola, Heilbron and Mali, $124,583; $129,375; $136,500 and ZAR 3,332,700 (or $178,410), respectively, of the qualitative portion of the cash incentive award.

In reaching its conclusion regarding Mr. Meyer's qualitative targets, the Remuneration Committee determined that Mr. Meyer had substantially achieved his individual qualitative targets and the Remuneration Committee determined to award him 71.88% of his maximum qualitative target.

In reaching its conclusions regarding Messrs. Kola and Mali, the Remuneration Committee consulted with Mr. Mazanderani, regarding each executive's achievement of their respective qualitative targets. Taking cognizance of Mr. Mazanderani's feedback on the performance of each named executive against their individual qualitative targets, the Remuneration Committee determined to award Messrs. Kola, Heilbron and Mali 72%, 114% and 115%, respectively of their maximum qualitative target.

Pay Mix for Group Chief Executive Officer

The chart below illustrates the mix of the elements of the fiscal 2024 compensation program we established for Mr. Meyer who was eligible for incentive compensation, using target levels for the cash incentive component and the awards granted to him during the year. We have used the pay mix for Mr. Meyer compared to for Mr. Mazanderani because Mr. Meyer's compensation includes base salary, cash incentive and annual equity awards elements, whereas Mr. Mazanderani's pay does not include all of these elements.

Bonus

In September 2024, our Remuneration Committee awarded Mr. Heilbron a discretionary bonus of $72,366 related to the additional effort expended by Mr. Heilbron related to the Adumo transaction.

Equity grants

Time-based Equity Incentive Awards

On December 4, 2023, our Board approved the grant of 500,000 options to Mr. Mazanderani to purchase shares of our common stock under our 2022 Plan at an exercise price of $3.50 per share, the opening price of the Company's common stock on the grant date. This option will vest on the first anniversary of the grant date, provided that Mr. Mazandarani then continues to provide services as Executive Chairman. These options will vest immediately if Mr. Mazanderani's employment is terminated by us without cause on or before the first anniversary of the grant date. On December 4, 2024, our Board approved the award of 4,000,000 stock options to Mr. Mazanderani, subject to shareholder approval. On June 3, 2024, our shareholders approved the award of 4,000,000 stock options to Mr. Mazanderani. The award comprises four tranches of 1,000,000 stock options with strike prices of $6.00, $8.00,$11.00 and $14.00, respectively, and vest on January 31, 2026, subject to Mr. Mazanderani's ongoing employment through to that date. These 4,500,000 stock options may only be exercised during a period commencing from January 31, 2028 to January 31, 2029. The strike prices for each tranche of 1,000,000 stock options are higher than our company's market price on the award date (of $4.73) , and the period during which the stock options may be exercised is four years in the future and the award of these stock options is intended to incentivize Mr. Mazanderani to deliver outcomes which will result in an improvement in our share price over the long-term.

Our Board believes it important to our continued success and is in the best interests of the shareholders to retain Mr. Mazanderani as Executive Chairman with a long-term compensation agreement that is highly aligned with continued shareholder returns. The Board believes that the award of the 4,000,000 stock options is designed to both incentivize Mr. Mazanderani and to provide benefit to the shareholders of our company. Specifically, we believe that the option award benefits shareholders in the following ways:

1. The option award creates incentive for Mr. Mazanderani's continued, long-term service and high level of performance.

Our Board believes that Mr. Mazanderani's ongoing active and engaged service is critical to the continued development and long-term interests of our company. While the Board recognizes that we have many valuable employees who have contributed to our company to date, the Board believes Mr. Mazanderani's leadership will be critical in our future development. The structure of this compensation agreement provides significant motivation for Mr. Mazanderani to deliver shareholder returns and to manage the business with a long-term perspective.

2. Mr. Mazanderani only receives value if the share price appreciates.

The various exercise prices are each at a premium to the market price of the common stock on the date of approval by our shareholders (of $4.73). Mr. Mazanderani only receives value if the share price appreciates in excess of those exercise prices, which aligns his interests with those of our shareholders.

On October 25, 2023, our Board awarded 225,000 shares of restricted stock to Mr. Heilbron. Vesting of these awards is subject to Mr. Heilbron's continued employment with us through to June 30, 2025.

No time-based equity incentive awards were made to Messrs. Meyer, Kola, and Mali during fiscal 2024.

Performance-based Equity Incentive Awards

On October 25, 2023, our Board awarded 143,902, 84,375 and 82,639 shares of restricted stock to Messrs. Meyer, Kola and Mali, respectively. In order for any of the shares to vest, the following conditions must be satisfied: (1) a compounded annual 10% appreciation in our stock price off a base price of $4.00 over the measurement period commencing on September 30, 2023 through November 17, 2026, and (2) the recipient is employed by us on a full-time basis when the condition in (1) is met. If either of these conditions is not satisfied, then none of the shares of restricted stock will vest and they will be forfeited.

The appreciation levels (times and price) and vesting percentages as of each period ended are as follows:

  Prior to the first anniversary of the grant date: 0%;
  Fiscal 2025, our 30-day volume weighted-average stock price ("VWAP") before November 17, 2024 is approximately 1.10 times higher (i.e. $4.40 or higher) than $4.00: 33%;
  Fiscal 2026, our VWAP before November 17, 2025 is 1.21 times higher (i.e. $4.84 or higher) than $4.00: 67%;
  Fiscal 2027, our VWAP before November 1, 2026 is 1.33 times higher (i.e. $5.32) than $4.00: 100%.

We have agreed to waive the requirement for Mr. Meyer to remain employed with our company in order for his awards to vest, and therefore vesting of the awards granted to him are only subject to achievement of the share price targets referred to above. No performance-based equity incentive awards were made to Messrs. Mazanderani and Heilbron during fiscal 2024.

OTHER CONSIDERATIONS

The Remuneration Committee's Advisors

In February 2024, the Remuneration Committee retained Pay Governance, an independent advisor, to assist with (i) a peer benchmarking analysis for our non-employee director compensation (ii) a peer benchmarking analysis for our executive officer's compensation and (iii) to perform a summary review from a risk perspective of our executive compensation. The Remuneration Committee has the sole authority to select, compensate and terminate its external advisors. The Remuneration Committee has determined, based on its analysis of NASDAQ requirements, that the work of Pay Governance and the individual compensation advisors employed by Pay Governance as compensation consultants to us has not created any conflict of interest.

Clawback Policy

The Remuneration Committee adopted a compensation clawback policy in November 2023 which applies to named executive officers who receive "incentive compensation". For purposes of the Clawback Policy "incentive compensation" means any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, which are measures that are determined and presented in accordance with the accounting principles used in preparing the our financial statements, and any measures that are derived wholly or in part from such measures, and includes stock price and total shareholder return (each such measure, a "Financial Reporting Measure"). Incentive-based compensation shall be deemed to have been received during the fiscal period in which the Financial Reporting Measure specified in the incentive-based compensation award is attained, even if such incentive-based compensation is paid or granted after the end of such fiscal period. For the avoidance of doubt, incentive-based compensation does not include annual salary, compensation awarded based on completion of a specified period of service, or compensation awarded based on subjective standards, strategic measures, or operational measures.

The policy applies to all incentive-based compensation received by the covered executives (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for such incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding a Restatement Date (as defined below).

In the event of a restatement, which for purposes of the Clawback policy refers to an accounting restatement due to material noncompliance by us with any financial reporting requirement under the federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (a "Restatement"), we are required, as promptly as reasonably possible, to recover any erroneously awarded compensation, which refers to, with respect to each covered executive in connection with a Restatement, the amount of incentive-based compensation that exceeds the amount of incentive-based Compensation that would have been received by the covered executive had it been determined based on the restated amounts, without regard to any taxes paid by the covered executive (any such amount being hereinafter referred to as "Erroneously Awarded Compensation") received by an executive during the three completed fiscal years immediately preceding the Restatement Date, which is considered to be the earlier of (i) the date our Board, a committee of our Board, or officer(s) are authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that we are required to prepare a Restatement or (ii) the date a court, regulator, or other legally authorized body directs us to prepare a Restatement (any such date being hereinafter referred to as the "Restatement Date").

For incentive-based compensation based on stock price or total shareholder return, our Board is required to determine the amount of Erroneously Awarded Compensation based on a reasonable estimate of the effect of the Restatement on the stock price or total shareholder return upon which the incentive-based compensation was received and we are required to document such reasonable estimate and provide such documentation to the Nasdaq. Subsequent changes in an executive's employment status, including retirement or termination of employment, does not affect our rights to recover incentive-based compensation under the policy. Our Board is required to determine, in its sole discretion, the method of recovering any incentive-based compensation pursuant to the policy. Such methods may include, but are not limited to: (i) direct recovery by reimbursement; (ii) set-off against future compensation; (iii) forfeiture of equity awards; (iv) set-off or cancelation against planned future awards; (v) forfeiture of deferred compensation (subject to compliance with the Internal Revenue Code and related regulations); and/or (vi) any other recovery action approved by our Board and permitted under applicable law.

We are not permitted to indemnify any current or former executive officer against the loss of Erroneously Awarded Compensation, and will not pay, or reimburse any executive officer(s), for any insurance policy to fund such executive's potential recovery obligations.

Anti-Hedging Policy

We maintain an anti-hedging policy, which prohibits employees and directors from trading in puts, calls, options or other future rights to purchase or sell shares of our common stock. Officers and directors are also prohibited from pledging their shares. An exception to this prohibition may be granted where a person wishes to pledge shares as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person wishing to enter into such an arrangement must first receive pre-approval for the proposed transaction from our Group Compliance Officer.

REMUNERATION COMMITTEE REPORT

For the Year Ended June 30, 2024

The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Lesaka Technologies, Inc. specifically incorporates it by reference into a document filed under the Exchange Act.

The Remuneration Committee, which consists of three independent directors, has reviewed and discussed the "Compensation Discussion and Analysis" section of this proxy statement with management. Based on this review and discussion, the Remuneration Committee recommended to our Board that the "Compensation Discussion and Analysis" section be included this proxy statement and incorporated by reference into our Annual Report on Form 10-K.

Remuneration Committee Antony C. Ball, Chairman S. Venessa Naidoo Kuben Pillay

EXECUTIVE COMPENSATION TABLES

The following narrative, tables and footnotes describe the "total compensation" earned during fiscal years 2024, 2023 and 2022, as applicable, by our named executive officers. The total compensation presented below in the Summary Compensation Table does not reflect the actual compensation received by our named executive officers or the target compensation of our named executive officers in fiscal 2024.

Target annual incentive awards for fiscal 2024 are presented in the Grants of Plan-Based Awards table on page 36.

SUMMARY COMPENSATION TABLE(1)

The following table sets forth the compensation earned by our named executive officers for services rendered during fiscal years 2024, 2023 and 2022.

Name and Principal Position	Year	Salary (2) ($)	Bonus (3) ($)	Stock Awards (4) ($)	Option Awards (5) ($)	Non-Equity Incentive Plan Compensation (6) ($)	All Other Compensation ($)	Total ($)
Ali Mazanderani, Executive Chairman and Director	2024	208,333	-	-	5,480,000	-	20,892(7)	5,709,225

Chris Meyer, Former Group Chief Executive Officer and Director	2024	433,333	-	441,779	-	357,577	11,408(8)	1,244,097
	2023	650,000	-	257,985	-	524,875	-	1,432,860
	2022	650,000	-	2,548,441	-	780,000	-	3,978,441

Naeem E. Kola, Group Chief Financial Officer and Director	2024	450,000	-	259,031	-	377,551	10,886(9)	1,097,468
	2023	450,000	-	157,589	-	286,380	9,805(9)	903,774
	2022	150,000	-	1,000,000	-	150,000	1,839(9)	1,301,839

Steven J. Heilbron, Executive and Director	2024	350,000	72,366	983,250	-	327,634	-	1,733,250
	2023	296,682	-	2,388,750	-	318,185	-	3,003,617
	2022	57,552	-	-	-	-	-	57,552

Lincoln C. Mali, Chief Executive Officer: Southern Africa and Director	2024	385,120	-	253,702	-	427,027	-	1,065,849
	2023	394,609	-	179,242	-	289,867	-	863,718
	2022	460,502	-	572,337	-	460,527	-	1,493,366

_______________________

(1) Includes only those columns relating to compensation awarded to, earned by, or paid to the named executive officers in any of fiscal 2024, 2023 or 2022. All other columns have been omitted. Mr. Mazanderani was appointed as our Executive Chairman on February 1, 2024. Mr. Meyer's resignation as our Group Chief Executive Officer was effective from February 29, 2024.

(2) The applicable amount for Mr. Meyer was denominated in USD and paid in ZAR at the exchange rate in effect at the time of payment. Mr. Kola's salary is denominated and paid in USD. Mr. Heilbron's salary for fiscal 2023 and 2022 includes a portion which was denominated and paid in ZAR and has been converted into USD at the average exchange rate for the applicable period up until December 31, 2022, and a portion denominated and paid in USD from January 1, 2023. Mr. Mali's salary was denominated and paid in ZAR, and has been converted into USD at the average exchange rate for that period.

(3) The Remuneration Committee awarded Mr. Heilbron a discretionary bonus of $72,366 related to the additional effort expended by Mr. Heilbron related to the Adumo transaction. The applicable amount for Mr. Heilbron was denominated and paid in USD.

(4) Represents FASB ASC Topic 718 grant date fair value of restricted stock granted under our stock incentive plan. See note 17 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2024, for the relevant assumptions used in calculating grant date fair value under FASB ASC Topic 718 and for detail regarding any conditions attached to the awards.

(5) Represents FASB ASC Topic 718 grant date fair value of 500,000 stock options granted under the 2022 Plan to Mr. Mazanderani as well as 4,000,000 stock options granted to Mr. Mazanderani following approval obtained from our shareholders. See note 17 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2024, for the relevant assumptions used in calculating grant date fair value under FASB ASC Topic 718.

(6) Non-equity incentive plan compensation represents amounts earned by Messrs. Meyer, Kola and Mali for the fiscal years ended June 30, 2024, 2023 and 2022, and for Mr. Heilbron for the fiscal years ended June 30, 2024 and 2023. The amounts for Messrs. Meyer, Kola and Heilbron (for 2024 only) were denominated in USD, and the amounts for Messrs. Heilbron (for 2023 only) and Mali was denominated and paid in ZAR and converted into USD at the average exchange rate for the year in which the amount was earned.

(7) Represents reimbursement of certain business travel expenses incurred by Mr. Mazanderani during the five months to June 30, 2024, and which is capped at an amount of $100,000 during a 12-month period from February 1, 2024 to January 31, 2025.

(8) Represents the payment of outstanding leave of $2,999 to Mr. Meyer upon resignation as Group Chief Executive Officer on February 29, 2024. Also includes the taxable gain of $8,409 arising from a gift presented by our company to Mr. Meyer upon his resignation in February 2024. Both amounts were paid in ZAR and have been converted into USD at the February 2024 average exchange rate.

(9) Represents payments made by us for Mr. Kola's healthcare plan contributions which, until May 2024, were paid in ZAR converted into USD at the applicable monthly average exchange rates for the periods when paid, and from June 2024, were paid in USD.

PAY RATIO DISCLOSURE

Mr. Mazanderani, who served as our Executive Chairman during the last five months of fiscal 2024, had total compensation for fiscal year 2024 of $5,709,225, as reflected in the Summary Compensation Table above. We have selected June 30, 2024, as the date to identify our median employee. As of June 30, 2024, we had 2,531 employees and we have used these 2,531 employees as our pay ratio disclosure population. All of our employees included in this population are based in jurisdictions outside of the United States and the vast majority, approximately 99%, of these employees, are employed in South Africa and contribute to our merchant and consumer businesses.

We have used the annualized functional currency base salary of our employees included in our pay ratio disclosure population as of June 30, 2024, and calculated the United States dollar equivalent of these salaries by converting the functional currency amounts to United States dollars using exchange rates as of June 30, 2024. We have sorted this list from lowest to highest and we estimate that our median employee had a United States dollar equivalent salary of $8,342 as of June 30, 2024. We have annualized Mr. Mazanderani's base salary of $500,000 and grossed it up to reflect a year of full-time employment (as discussed under "-Compensation Discussion and Analysis-Implementing our Objectives-Employment and Other Agreements" under Mr. Mazanderani's commitment shall only be for fifty percent (50%) of full-time equivalence) and his full-time equivalent fiscal year 2024 base salary for the patio ratio calculation is $1,000,000 ($500,000 multiplied by two). Mr. Mazanderani's grossed-up annualized fiscal year 2024 base salary was approximately 129 times that of our median employee, and Mr. Mazanderani's fiscal year 2024 total compensation (including the fair value of once-off stock awards of $5,480,000) was approximately 736 times that of our median employee's total compensation.

The pay ratio identified above is a reasonable estimate calculated in a manner consistent with SEC rules. Pay ratios that are reported by our peers may not be directly comparable to ours because of differences in the composition of each company's workforce, as well as the assumptions and methodologies used in calculating the pay ratio, as permitted by SEC rules.

ACTUAL 2024 COMPENSATION MIX

The chart below illustrates the mix of the actual elements of the compensation program paid in fiscal 2024 for our named executive officers:

GRANTS OF PLAN-BASED AWARDS(1)

The following table provides information concerning non-equity and equity incentive plan awards granted during fiscal 2024 to each of our named executive officers.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Date of Committee Action	Type of Award	Threshold ($)	Target ($)(3)	Maximum ($)	(#)	($)

Ali Mazanderani	12/04/23	12/04/23	SO				500,000	880,000
	6/03/24	12/04/23	SO				4,000,000	4,600,000

Chris Meyer	-	10/25/23	AC	-	70% - 140%	910,000
	10/25/23	10/25/23	RS				143,902	441,779

Naeem E. Kola	-	10/25/23	AC		60% - 120%	540,000
	10/25/23	10/25/23	RS				84,375	259,031

Steven J. Heilbron		10/25/23	AC		60% - 120%	420,000
	10/25/23	10/25/23	RS				225,000	983,250

Lincoln Mali	-	10/25/23	AC	-	60% - 120%	465,418
	10/25/23	10/25/23	RS				82,639	253,702

______________________

(1) SO (stock option); AC (annual cash incentive award); RS (restricted stock). Includes only those columns relating to grants awarded to the named executive officers in fiscal 2024. All other columns have been omitted.

(2) On October 25, 2023, the Remuneration Committee approved a fiscal 2024 cash incentive award plan for Messrs. Meyer, Kola, Heilbron and Mali. The plan and the actual payments made thereunder are described in detail under "-Compensation Discussion and Analysis-Elements of 2024 Compensation-Performance-Based Pay-Messrs. Meyer, Kola, Heilbron and Mali-Potential and Actual Payments". There was no threshold for the qualitative portion of the award plan. Ms. Mali's amount translated from ZAR to USD using the average rate of exchange for the year ended June 30, 2024.

(3) Target represents the expected performance range (refer to "-Compensation Discussion and Analysis-Elements of 2024 Compensation-Performance-Based Pay".

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

The following table shows all outstanding equity awards held by our named executive officers at the end of fiscal 2024. The market value of unvested shares reflected in this table is calculated by multiplying the number of unvested shares by the per share closing price of $4.68 of our common stock on June 28, 2024, the last trading day of the fiscal year.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ali Mazanderani	-	500,000	$3.50	1/31/2029
	-	1,000,000	$6.00	1/31/2029
	-	1,000,000	$8.00	1/31/2029
	-	1,000,000	$11.00	1/31/2029
	-	1,000,000	$14.00	1/31/2029
Chris Meyer					78,801(1)	368,789
					111,843(2)	523,425
					143,902(3)	673,461
Naeem E. Kola					63,132(4)	295,458
					68,319(2)	319,733
					84,375(3)	394,875

Steven J. Heilbron					225,000(5)	1,053,000
Lincoln C. Mali					77,706(2)	363,664
					82,639(3)	386,751

______________________

(1) These shares of restricted stock were awarded in November and December 2021, and one third of these shares are scheduled to vest on each of July 1, 2022, 2023 and 2024, with vesting conditioned upon continuous service through the applicable vesting date.

(2) These shares of restricted stock were awarded in December 2022 and will vest in full subject to the satisfaction of the following conditions: (1) the price of our common stock is equal to or exceeds certain stock price levels during specific measurement periods from December 31, 2022 to December 1, 2025, and (2) the recipient is employed by us on a full-time basis when the condition in (1) is met (the condition for full-time employment has been waived for Mr. Meyer following his resignation as of Group Chief Executive Officer).

(3) These shares of restricted stock were awarded in October 2023 and will vest in full subject to the satisfaction of the following conditions: (1) the price of our common stock is equal to or exceeds certain stock price levels during specific measurement periods from September 20, 2024 to November 17, 2026, and (2) the recipient is employed by us on a full-time basis when the condition in (1) is met (the condition for full-time employment has been waived for Mr. Meyer following his resignation as of Group Chief Executive Officer).

(4) These shares of restricted stock were awarded in March 2022, and one third of these shares are scheduled to vest on each of March 1, 2023, 2024 and 2025, with vesting conditioned upon continuous service through the applicable vesting date.

(5) These shares of restricted stock were awarded in October 2023, and will vest in full on June 30, 2025, subject to the continued employment of the recipient on a full-time basis on the vesting date.

OPTION EXERCISES AND STOCK VESTED

There were no stock options exercised by our named executive officers. The following table shows all stock awards that vested during fiscal 2024:

	Stock Awards
Name	Number of shares acquired on vesting (#)	Value Realized on Vesting ($)(1)

	78,800	302,592
	117,304	548,983
Chris G. B. Meyer	58,652	274,491
Naeem E. Kola	63,131	220,959
Steven J. Heilbron	225,000	1,053,000
	25,680	112,992
Lincoln C. Mali	29,918	131,639

______________________

(1) The value realized on vesting is calculated as the closing price of our common stock on the vesting date multiplied by the number of common shares of restricted stock that vested.

PAY VERSUS PERFORMANCE DISCLOSURES

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company. Refer to the Compensation Discussion and Analysis section for further information concerning our variable pay-for-performance philosophy and how it aligns executive compensation with our performance.

Year	Summary compensation table total for first PEO (1)(5)	Summary compensation table total for second PEO (2)(4)	Compensation actually paid to first PEO (1) (5)	Compensation actually paid to second PEO (2) (5)	Average summary compensation table total for non- PEO NEOs (3)(6)	Average compensation actually paid to non- PEO NEOs (3)(7)	Value of initial fixed $100 investment based on:	Net loss $ '000	Group Adjusted EBITDA ZAR '000 (9)
							Total shareholder return(8)
2024	$1,244,097	$5,709,225	$1,386,802	$6,371,525	$1,298,856	$1,347,237	$99	($17,440)	690,943
2023	$1,432,860	N/A	$833,154	N/A	$1,283,723	$925,470	$81	($35,074)	445,450
2022	$3,978,441	N/A	$1,430,000	N/A	$873,407	$773,282	$109	($43,876)	(327,816)

(1) First Principal Executive Officer ("PEO") was Chris Meyer. Mr. Meyer's employment terminated on February 29, 2024.

(2) Second PEO is our current Executive Chairman, Mr. Mazanderani.

(3) 2024 comprises four NEOs: Messrs. Kola, Heilbron, and Mali;
2023 comprises four NEOs: Messrs. Kola, Heilbron, Mali, and Alex M.R. Smith (terminated employment March 1, 2023); and
2022 comprises four NEOs: Messrs. Kola, Heilbron (from April 14, 2022), Mali, and A.M.R Smith.

(4) Represents the amount of total compensation reported for each PEO for each corresponding fiscal year in the "Total" column of the Summary Compensation Table for each applicable fiscal year.

(5) Represents the amount of "compensation actually paid" to the first and second PEO's respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual amount of compensation earned by or paid to the respective PEO during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the respective PEO's total Summary Compensation Table compensation for each year to determine the compensation actually paid:

	First PEO				Second PEO
Year	Summary compensation table total	Reported value of equity awards (a)	Equity award adjustments (b)	Compensation actually paid	Summary compensation table total	Reported value of equity awards (a)	Equity award adjustments (b)	Compensation actually paid
2024	$1,244,097	($441,779)	$584,484	$1,386,802	$5,709,225	($5,480,000)	$6,142,300	$6,371,525
2023	$1,432,860	($257,985)	($341,721)	$833,154	N/A	N/A	N/A	N/A
2022	$3,978,441	($2,548,441)	$2,566,918	$3,996,918	N/A	N/A	N/A	N/A

(a) The grant date fair value of equity awards represents the total of the amounts reported in the "Stock Awards" and "Option Awards" columns in the Summary Compensation Table for the applicable fiscal year.

(b) The equity award adjustments for each applicable fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable fiscal year that are outstanding and unvested as of the end of the fiscal year; (ii) the amount of change as of the end of the applicable fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of the applicable fiscal year; (iii) for awards that are granted and vest in same applicable fiscal year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; an d(v) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during the applicable fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable fiscal year (there were no adjustments related to item (vi)). The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows (only applicable years presented for each respective PEO):

Year	(i) Year End Fair Value of Unvested Covered Year Equity Awards	(ii) Year over Year Change in Fair Value of Outstanding and Unvested Prior Year Equity Awards	(iii) Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	(iv) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(v) Awards Granted in Prior Fiscal Years that are Determined to Fail to Meet the Applicable Vesting Conditions During the Applicable Fiscal Year	Equity award adjustments
	First PEO
2024	$469,121	$183,382	$0	$155,445	($223,464)	$584,484
2023	$203,927	($550,377)	$0	$4,729	$0	($341,721)
2022	$2,267,323	$0	$299,595	$0	$0	$2,566,918

	Second PEO
2024	$6,142,300	$0	$0	$0	$0	$6,142,300

(6) Represents the average of the amounts reported for our non-PEO NEOs as a group in the "Total" column of the Summary Compensation Table in each applicable fiscal year.

(7) Represents the average amount of "compensation actually paid" to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total Summary Compensation Table compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards (a)	Average Equity Award Adjustments (b)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$1,298,856	($498,661)	$547,042	$1,347,237
2023	$1,283,723	($681,395)	$323,142	$925,470
2022	$873,407	($417,458)	$317,333	$773,282

(a) The grant date fair value of equity awards represents the total of the amounts reported in the "Stock Awards" and "Option Awards" columns in the Summary Compensation Table for the applicable fiscal year.

(b) The equity award adjustments for each applicable fiscal year include the addition (or subtraction, as applicable) are as discussed above in footnote (6)(b), and there were no adjustments related to item (vi) in footnote (6)(b). The amounts deducted or added in calculating the equity award adjustments for our non-PEO NEOs are as follows:

Year	(i) Average Year End Fair Value of Unvested Covered Year Equity Awards	(ii) Year over Year Average Change in Fair Value of Outstanding and Unvested Prior Year Equity Awards	(iii) Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	(iv) Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(v) Average Awards Granted in Prior Fiscal Years that are Determined to Fail to Meet the Applicable Vesting Conditions During the Applicable Fiscal Year	Average Equity award adjustments
2024	$532,489	$60,656	$0	$69,660	($115,763)	$547,042
2023	$280,876	($159,394)	$341,250	($36,790)	($102,800)	$323,142
2022	$267,099	$16,754	$23,036	$14,944	($4,500)	$317,333

(8) Cumulative total shareholder return ("TSR") is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by the Company's share price at the beginning of the measurement period.

(9) Group Adjusted EBITDA is the most significant performance measure used to link our company's performance to compensation paid to our PEO and non-PEO NEO's. Group Adjusted EBITDA is a non-GAAP measure and is calculated as earnings (net income attributable to Lesaka) before interest, tax, depreciation and amortization ("EBITDA"), adjusted for non-operational transactions (including loss on disposal of equity-accounted investments, gain related to fair value adjustments to currency options), (earnings) loss from equity-accounted investments, stock-based compensation charges, and once-off items. Once-off items represents non-recurring expense items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Tabular list of financial performance measures

We have adopted a cash incentive award plan for the current fiscal year which includes a number of financial and non-financial performance measures. We consider the following to be a list of our most important financial performance measures used to link compensation actually paid to our named executive officers for our fiscal 2024 company performance, as required by Item 402(v) of Regulation S-K, the following is a list of financial performance measures:

Meyer	Kola	Heilbron	Mali
Group Adjusted EBITDA	Group Adjusted EBITDA	Group Adjusted EBITDA	Group Adjusted EBITDA
Consolidated net profit before tax (excluding PPA)	Consolidated net profit before tax (excluding PPA)	Consolidated net profit before tax (excluding PPA)	Consolidated net profit before tax (excluding PPA)
Merchant Segment Adjusted EBITDA	Merchant Segment Adjusted EBITDA	Merchant Segment Adjusted EBITDA	Consumer Segment Adjusted EBITDA
Consumer Segment Adjusted EBITDA	Consumer Segment Adjusted EBITDA	Overall Merchant revenue	Consumer lending book balance

Description of Relationships Between Certain Information Presented

Item 402(v) of Regulation S-K requires that we provide the relationship between compensation actual paid to our PEOs and our Non-PEO NEOs and our net income and the company-selected measure, namely Group Adjusted EBITDA. We have executed a number of initiatives, dating back as early as late calendar 2021, to transform our company. These initiatives include putting together a new management team, rebranding as Lesaka, concluding the acquisition of Connect and integrating its operations into the broader group, and assessing our Consumer business and taking the necessary actions (branch and staff rationalization, re-negotiation of supplier arrangements, price adjustments to our product offering etc.). All of these actions have combined to reduce our net loss by $26.4 million over the last three years, from a $43.9 million net loss in fiscal 2022 to $17.4 million net loss in fiscal 2024, and improve our Group Adjusted EBITDA from a loss of ZAR 327.8 million in fiscal 2019 to a profit of ZAR 690.1 million in fiscal 2024. Group Adjusted EBITDA has increased by 55% compared with fiscal 2023.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Under the terms of their employment agreements, our named executives are entitled to three months written notice before any termination would take effect.

Our 2022 Plan includes change-in-control provisions related to equity awards granted. If the parties to any change-in-control transactions do not permit the assumption, continuation or substitution of awards under the 2022 Plan then the 2022 Plan and any awards granted under it shall terminate. In such case, except as may be otherwise provided in relevant stock award agreements, all options and stock appreciation rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the change-in-control shall become fully vested and exercisable as of the effective time of the change-in-control. All other awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the change-in-control, and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a change-in-control in the Remuneration Committee's discretion or to the extent specified in the relevant award agreement(s).

In the event of such termination:

   we shall have the option (in our sole discretion) to make or provide for a payment, in cash or in kind, to the participants holding options and stock appreciation rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the sale price multiplied by the number of shares subject to outstanding options and stock appreciation rights (to the extent then exercisable at prices not in excess of the sale price) and (B) the aggregate exercise price of all such outstanding options and stock appreciation rights (provided that, out of the money stock options and stock appreciation rights shall be cancelled for no consideration); or
   each grantee shall be permitted, within a specified period of time prior to the consummation of the change-in-control as determined by the Remuneration Committee, to exercise all outstanding options and stock appreciation rights (to the extent then exercisable) held by such participant.

We also have the option (in our sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other awards in an amount equal to the sale price multiplied by the number of vested shares under such awards. The treatment of awards upon a change-in-control may vary among the award types and participants in the sole discretion of the Remuneration Committee. Unless otherwise determined by our Board (on the same basis or on different bases as the Remuneration Committee shall specify), any repurchase rights or other rights of our company that relate to an award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an award.

The 4,000,000 stock options awarded to Mr. Mazanderani have change-in-control provisions that are substantively the same as those included in our 2022 Plan.

On the assumption that all restricted stock awards vested in a change-in-control transaction or our Remuneration Committee waived all vesting conditions (including performance conditions) regarding a change-in-control transaction closing, in either case, on June 30, 2024, using our June 30, 2024, closing price of $4.68 and unvested restricted stock awards of 935,717 shares, we would make a potential payment of $4.5 million to our executive officers, comprising $1.6 million, $1.0 million, $1.1 million and $0.8 million to Messrs. Meyer, Kola, Heilbron and Mali, respectively.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Familial Relationships

There are no familial relationships among any of our directors or executive officers.

Policy Agreement with IFC Investors

Pursuant to the Policy Agreement, dated April 11, 2016 (the "Policy Agreement"), between International Finance Corporation, IFC African, Latin American and Caribbean Fund, LP, IFC Financial Institutions Growth Fund, LP, and Africa Capitalization Fund, Ltd. (collectively, the "IFC Investors") and us, the IFC Investors are entitled to designate one nominee to our Board. The IFC Investors advised us that the IFC Investors regarded Mr. Hamid as the independent director nominated by the IFC Investors under the terms of the Policy Agreement, and have not nominated an independent director to replace Mr. Hamid following his resignation. In addition, pursuant to the Policy Agreement, the IFC Investors have been granted certain rights, including the right to require us to repurchase any shares we have sold to them upon the occurrence of specified triggering events, which we refer to as a "put right".

Events triggering the put right relate to (1) us being the subject of a governmental complaint alleging, a court judgment finding or an indictment alleging that we (a) engaged in specified corrupt, fraudulent, coercive, collusive or obstructive practices; (b) entered into transactions with targets of economic sanctions; or (c) failed to operate our business in compliance with anti-money laundering or anti-terrorism laws; or (2) we reject a bona fide offer to acquire all of our outstanding shares at a time when we have in place or implement a shareholder rights plan, or adopt a shareholder rights plan triggered by a beneficial ownership threshold of less than twenty percent. The put price per share will be the higher of the price per share paid to us by the IFC Investors and the volume-weighted average price per share prevailing for the 60 trading days preceding the triggering event, except that with respect to a put right triggered by rejection of a bona fide offer, the put price per share will be the highest price offered by the offeror.

Cooperation Agreement and Securities Purchase Agreement with VCP

Pursuant to a Cooperation Agreement, dated May 13, 2020, as amended on December 9, 2020, and March 22, 2022, (collectively the "Cooperation Agreement"), between VCP and us, VCP is entitled to designate one nominee to our Board. VCP has designated Mr. A.C. Ball as its nominee to our Board. In addition, pursuant to the Cooperation Agreement, VCP has agreed to refrain from acquiring more than 24.9% of our outstanding common stock or taking certain actions, including acting in concert with others, that could result in a change of control of our company. The restriction to acquire more than 24.9% of our common stock excludes any shares of our common stock acquired pursuant to the Securities Purchase Agreement (the "VCP Agreement") dated as of March 22, 2022. These restrictions remained in effect through the date of our 2022 annual meeting of shareholders and the Cooperation Agreement has expired.

On March 22, 2022, we entered into the "VCP Agreement" with VCP whereby VCP will procure that one or more funds under its management (the "Purchasing Funds") will subscribe for, and we will have the obligation to issue and sell to the Purchasing Funds, ZAR 350.0 million of our common stock if (i) an event of default occurs under certain debt agreements entered into with FirstRand Bank Limited acting through its Rand Merchant Bank division ("RMB") (including Facility G or Facility H), (ii) Lesaka SA fails to pay all outstanding amounts in respect of Facility H on the maturity date of such facility, or (iii) our market capitalization on the Nasdaq Global Select Market (based on the closing price on such exchange) falls and remains below the U.S. dollar equivalent of ZAR 2.6 billion on more than one day. The VCP Agreement contains customary representations and warranties from us and VCP and covenants from us and certain of our subsidiaries.

On March 16, 2023, we entered into an amendment agreement (the "VCP Amendment Agreement") with VCP to amend the maturity date under the agreement with VCP to December 31, 2025, in order to align such date with the maturity date of certain of our debt agreements.

Additionally, we entered into a Step-In Rights Letter on March 22, 2022 with VCP and RMB, which provides RMB with step in rights to perform the obligations or enforce our rights under the VCP Agreement to the extent that we fail to do so and do not remedy such failure within two business days of notice of such failure.

Independent Director Agreements

We have entered into independent director agreements with each of our independent directors, providing for, among other things, the terms of each director's service, compensation and liability insurance coverage.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors. These agreements require us to indemnify them, to the fullest extent authorized or permitted by applicable law, including the Florida Business Corporation Act, for certain liabilities to which they may become subject as a result of their affiliation with us.

Review, Approval or Ratification of Related Person Transactions

We review all relationships and transactions in which we and our directors and named executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Mr. Kola is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and named executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person are disclosed in our proxy statement. In addition, our Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related party transaction, our Audit Committee considers:

  the nature of the related person's interest in the transaction;

  the material terms of the transaction, including, without limitation, the amount and type of transaction;

  the importance of the transaction to the related person;

  the importance of the transaction to us;

  whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

  any other matters the Audit Committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Audit Committee that considers the transaction.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and certain officers, as well as persons who own more than 10 percent of our common stock, to file with the SEC initial reports of beneficial ownership on Form 3 and reports of subsequent changes in beneficial ownership on Form 4 or Form 5. Based solely on our review of these forms filed with the SEC, and certifications from our executive officers and directors that no other reports were required for such persons, we believe that all directors and officers and greater than 10 percent shareholders complied with the filing requirements applicable to them for the fiscal year ended June 30, 2024, in a timely manner, with the exception of a late Form 4 filed on June 20, 2024, for Mr. Mazanderani in connection with the award of the 4,000,000 stock options on June 3, 2024, and late Form 4 filed on May 30, 2024, by Mr. Mali, in connection with repurchase of shares of common stock from Mr. Mali to settle his taxation obligation arising on restricted shares of our common stock which vested on May 13, 2024 .

AUDIT AND NON-AUDIT FEES

The following table shows the fees that we paid or accrued for the audit and other services provided by KPMG, our independent registered public accounting firm, in 2024, and Deloitte our previous independent registered public accounting firm, in 2023, for the fiscal years ended June 30, 2024 and 2023.

	2024 $ '000	2023 $ '000
Audit Fees	1,251	2,796
Audit-Related Fees	23	-
Tax Fees	-	-
All Other Fees	-	-

Audit Fees - This category includes the audit of our annual consolidated financial statements on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q, the required audit of management's assessment of the effectiveness of our internal control over financial reporting and the auditors' independent audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees - This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees". There were no such fees paid in the fiscal year ended June 30, 2023.

Tax Fees - This category consists of professional services rendered by KPMG and Deloitte for tax compliance and tax advice. The services for the fees disclosed under this category include tax return reviews and technical tax advice. There were no such fees paid in the fiscal years ended June 30, 2024 or 2023.

All Other Fees - This category consists of miscellaneous fees that are not otherwise included in the previous three categories. There were no such fees paid in the fiscal years ended June 30, 2024 or 2023.

Pre-Approval of Audit and Non-Audit Services

Pursuant to our Audit Committee charter, our Audit Committee reviews and pre-approves both audit and non-audit services to be provided by our independent auditors. The authority to grant pre-approvals of non-audit services may be delegated to one or more designated members of the Audit Committee whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. During fiscal years 2024 and 2023, all of the services provided by KPMG with respect to fiscal 2024 and all of the services provide by Deloitte with respect to fiscal years 2023 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board consists of at least three independent directors, as required by Nasdaq listing standards. The Audit Committee operates under a written charter adopted by the Board, which is available on our website free of charge at www.lesakatech.com. The Audit Committee is responsible for overseeing our financial reporting process on behalf of the Board. The members of the Audit Committee are Mses. Singh-Bushell, Gobodo and Naidoo. The Audit Committee selects, subject to shareholder ratification, our independent registered public accounting firm.

Management is responsible for our financial statements and the financial reporting process, including internal controls. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and of our internal control over financial reporting and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and KPMG. Mr. Kola represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with Mr. Kola and KPMG. The Audit Committee discussed with KPMG the matters required to be discussed by the Public Company Accounting Oversight Board (the "PCAOB") and the SEC. These matters included a discussion of KPMG's judgments about the quality (not just the acceptability) of our accounting principles as applied to our financial reporting.

KPMG also provided the Audit Committee with the written disclosures and letter required by the PCAOB regarding KPMG's communications with the Audit Committee concerning independence, and the Audit Committee discussed with KPMG the firm's independence.

Based upon the Audit Committee's discussion with management and Deloitte and the Audit Committee's review of the representations of management and the disclosures by KPMG to the Audit Committee, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2024, for filing with the SEC.

Audit Committee Ekta Singh-Bushell, Chairperson Nonkululeko N. Gobodo S. Venessa Naidoo

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of September 25, 2024, information about beneficial ownership of our common stock by:

  each person or group of affiliated persons who or which, to our knowledge, owns beneficially more than 5% of our outstanding shares of common stock;

  each of our current directors and named executive officers; and

  all of our current directors and executive officers as a group.

Beneficial ownership of shares is determined in accordance with SEC rules and generally includes any shares over which a person exercises sole or shared voting or investment power. The beneficial ownership percentages set forth below are based on 63,240,250 shares of common stock outstanding as of September 25, 2024. All shares of common stock, including that common stock underlying stock options that are presently exercisable or exercisable within 60 days after September 25, 2024 (which we refer to as being currently exercisable) by each person are deemed to be outstanding and beneficially owned by that person for the purpose of computing the ownership percentage of that person, but are not considered outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, each person listed in the table below has sole voting and investment power with respect to the shares shown as beneficially owned by such person, except to the extent applicable law gives spouses shared authority.

Except as otherwise noted, each shareholder's address is c/o Lesaka Technologies, Inc., President Place, 4th Floor, Corner of Jan Smuts Avenue and Bolton Road, Rosebank, Johannesburg, South Africa.

Name	Shares of Common Stock Beneficially Owned
	Number	%
Antony C. Ball	-	-
Nonkululeko N. Gobodo	-	-
Javed Hamid	-	-
Steven J. Heilbron(1)	750,000	1%
Naeem Kola(2)	342,088	*
Lincoln C. Mali(3)	270,857	*
Ali Mazanderani(4)	374,894	*
Chris Meyer(5)	766,238	1%
S. Venessa Naidoo	-	-
Monde Nkosi	-	-
Kuben Pillay	-	-
Ekta Singh-Bushell	7,000	*
Value Capital Partners (Pty) Ltd (6)	15,642,598	25%
IFC Investors and Related Entities(7)	7,366,866	12%
The Goldman Sachs Group, Inc.(8)	4,997,469	8%
Morgan Stanley(9)	5,252,317	8%
Directors and Executive Officers as a Group(10)	2,511,077	4%

______________________

* Less than one percent

(1) Comprises (i) 300,000 shares of common stock; and (ii) 450,000 shares of restricted stock, the vesting of which is subject to the satisfaction of time-based vesting conditions.

(2) Comprises (i) 126,262 shares of common stock; and (ii) 215,826 shares of restricted stock, the vesting of which is subject to the satisfaction of certain time-based vesting conditions.

(3) Comprises (i) 110,512 shares of common stock; and (ii) 234,079 shares of restricted stock, the vesting of which is subject to the satisfaction of certain financial performance and other conditions.

(4) Comprises 374,894 shares of common stock.

(5) Comprises (i) 510,493 shares of common stock; and ii) 255,745 shares of restricted stock, the vesting of which is subject to the satisfaction of certain financial performance and other conditions.

(6) VCP has sole voting and dispositive power over these securities. VCP's business address is 173 Oxford Road, 8th Floor, Rosebank, Gauteng, 2196, South Africa. Antony C. Ball is the non-executive chairman and Monde Nkosi is an executive director of VCP.

(7) According to Amendment No. 2 to Schedule 13D/A filed by the IFC Investors and related entities with the SEC on August 19, 2022: (a) International Finance Corporation ("IFC") beneficially owns an aggregate of 2,267,239 common shares as to which it has sole voting and dispositive power, (b) IFC African, Latin American and Caribbean Fund, LP ("ALAC") beneficially owns an aggregate of 2,781,615 common shares as to which it has shared voting and dispositive power, (c) IFC African, Latin American and Caribbean Fund (GP) LLC ("ALAC GP") beneficially owns an aggregate of 2,781,615 common shares as to which it has shared voting and dispositive power, (d) IFC Financial Institutions Growth Fund, LP ("FIG") beneficially owns an aggregate of 2,318,012 common shares as to which it has shared voting and dispositive power, and (e) IFC FIG Fund (GP), LLP ("FIG GP") beneficially owns an aggregate of 2,318,012 common shares as to which it has shared voting and dispositive power. Each of ALAC, a United Kingdom limited partnership, and FIG, a United Kingdom limited partnership, is primarily engaged in the business of investing in securities. ALAC GP, a Delaware limited liability company, is primarily engaged in the business of serving as the general partner of ALAC. FIG GP, a United Kingdom limited liability partnership, is primarily engaged in the business of serving as the general partner of FIG. Each of ALAC and FIG are funds managed by IFC Asset Management Company LLC, a wholly-owned subsidiary of IFC, that invests third party capital in conjunction with IFC investments. The business address of the aforementioned entities is 2121 Pennsylvania Avenue, Washington, D.C. 20433.

(8) According to Amendment No. 2 to Schedule 13G filed by The Goldman Sachs Group, Inc. ("Goldman Sachs") with the SEC on February 7, 2024, Goldman Sachs has shared voting and dispositive power over these securities. Goldman Sachs's business address is 200 West Street, New York, NY 10282.

(9) According to Amendment No. 2 to Schedule 13G filed by Morgan Stanley with the SEC on February 8, 2024, Morgan Stanley has shared voting and dispositive power over these securities. Morgan Stanley's business address is 1585 Broadway, New York, NY 10036.

(10) Represents shares beneficially owned by our directors and executive officers as a group. Includes 856,916 shares of restricted stock, the vesting of which is subject to certain conditions discussed above.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

A copy of our annual report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2024, is being distributed along with this proxy statement. We refer you to such report for financial and other information about us, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. It is also available on our website (www.lesakatech.com). In addition, our annual report (with exhibits) is available at the SEC's website (www.sec.gov).

Shareholder Proposals and Director Nominations for the 2025 Annual Meeting

Qualified shareholders who wish to have proposals presented at the 2025 annual meeting of shareholders must deliver them to us by June 5, 2025, in order to be considered for inclusion in next year's proxy statement and proxy pursuant to Rule 14a-8 under the Exchange Act. Shareholders who intend to present an item of business for our 2025 annual meeting of shareholders (other than a proposal presented for inclusion in next year's proxy statement and proxy pursuant to Rule 14a-8) must provide notice of such business to us by June 5 2025, as set forth more fully in Section 2.08 of our Amended and Restated By-Laws. Shareholders who wish to nominate one or more persons for election as directors must provide notice of such nominations to us by June 5, 2025, as set forth more fully in Section 4.16 of our Amended and Restated By-Laws. All proposals and nominations must be delivered to us at our principal executive offices at P.O. Box 2424, Parklands 2121, South Africa.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called "householding". Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address, you may do so at any time prior to 30 days before the mailing of proxy materials, which typically are mailed in early October of each year, by notifying us in writing at: Lesaka Technologies, Inc., P.O. Box 2424, Parklands 2121, South Africa, Attention: Lesaka Technologies, Inc. Corporate Secretary. You also may request additional copies of the proxy materials by notifying us in writing at the same address.

If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above-referenced address.

Other Matters

The Board knows of no other matters that will be presented for consideration at the annual meeting. Return of a valid proxy, however, confers on the designated proxy holders the discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,
Kuben Pillay Lead Independent Director
October 2, 2024

THE BOARD HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

EXHIBIT A

TRUST DEED IN CONNECTION WITH THE ESOP

A

TRUST DEED OF THE LESAKA EMPLOYEE SHARE TRUST

entered into between

LESAKA TECHNOLOGIES, INC.

and

NOMAXABISO NORMA TEYISE

and

ZWELETHU MASINGA

A

A-i

1 PARTIES

1.1 The parties to this Deed are -

1.1.1 Lesaka Technologies, Inc., in its capacity as founder;

1.1.2 Nomaxabiso Norma Teyise, her capacity as a First Trustee; and

1.1.3 Zwelethu Masinga, in his capacity as a First Trustee.

1.2 The Parties agree as set out below.

2 INTERPRETATION

2.1 In this Deed, unless the context indicates a contrary intention, the following words and expressions bear the meanings assigned to them and cognate expressions bear corresponding meanings -

2.1.1 "Allocate" means the act of allocating a Unit to a Beneficiary in terms of the Rules;

2.1.2 "A Unit" means an "A Unit", as defined in terms of the Rules, for the purposes of granting certain rights in respect of the Scheme to Beneficiaries;

2.1.3 "Allocated Unit" means a Unit which has been Allocated to a Beneficiary in terms of the Rules;

2.1.4 "Auditors" means the auditors of the Company from time to time;

2.1.5 "B Unit" means a "B Unit", as defined in terms of the Rules, for the purposes of granting certain rights in respect of the Scheme to Beneficiaries;

2.1.6 "BEE" means broad-based black economic empowerment as contemplated in the BBBEE Act and the BEE Codes;

2.1.7 "BBBEE Act" means the Broad-Based Black Economic Empowerment Act, No 53 of 2003;

2.1.8 "BEE Codes" means the Codes of Good Practice on Broad-Based Black Economic Empowerment published in terms of the Republic of South Africa Government Gazette No. 36928 on 11 October 2013 under section 9(1) of the BBBEE Act as amended or replaced from time to time, and any sector code published in terms of the BBBEE Act having application to the Company;

2.1.9 "Beneficiary" means any person who has been Allocated and has accepted Units as contemplated in the Rules;

2.1.10 "Beneficiary Trustee" means a Trustee appointed in terms of clause 8.1.3;

2.1.11 "Black People" is as defined in the BBBEE Act, and "Black Person" and "Black" shall be construed accordingly;

2.1.12 "Board" means the board of directors from time to time of the Company or any committee of the board of the directors of the Company or upon whom the powers of the Board in respect of this Scheme are delegated or are conferred in terms of a resolution of the Board;

2.1.13 "Board Trustee" means a Trustee appointed in terms of clause 8.1.2;

2.1.14 "Companies Act" means the Companies Act, No. 71 of 2008;

2.1.15 "Company" means Lesaka Technologies, Inc., IRS Employer Identification Number 98-0171860, a corporation duly incorporated in accordance with the laws of the State of Florida, United States of America, which shares of common stock are publicly traded on the NASDAQ (NASDAQ share code: LSAK) and Johannesburg Stock Exchange (JSE share code: LSK);

2.1.16 "Conference" shall bear the meaning ascribed thereto in clause 11.10;

2.1.17 "Deed" means the deed of trust recorded in this document;

2.1.18 "Disposal" means any sale, lease, licence, transfer, loan, out and out cession, assignment, alienation, donation, renunciation, surrender, waiver, relinquishment, unbundling, exchange or other disposal of any nature whatsoever by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions), and "Dispose" shall be construed accordingly;

2.1.19 "Discretion" means a sole, absolute and unfettered discretion;

2.1.20 "Election Process" means the election process by which the Beneficiaries will elect the Beneficiary Trustees as set out in clause 8.2.4;

2.1.21 "Employee" means an employee of the Group employed in South Africa, including any non-South African employees that have been issued a permanent residence permit in South Africa;

2.1.22 "Encumbrance" means any -

2.1.22.1 mortgage, pledge, lien, deed of cession in the nature of security, assignment in the nature of security, hypothecation, set-off arrangement, security interest or any other agreement or arrangement having the effect or intention of conferring security;

2.1.22.2 arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set-off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person; and/or

2.1.22.3 other type of preferential agreement or arrangement (including any title transfer and retention arrangement), the effect of which is the creation of security,

and "Encumber" shall be construed accordingly;

2.1.23 "Executives" means Employees in roles that are graded with Peromnes points 1++, and 1 to 1+ or Paterson Classic grading levels F+1 - F+5 and F1 -F5 or such other grading system used by the relevant Group Company from time to time;

2.1.24 "First Trustees" means the Trustees specified in clause 8.2.1;

2.1.25 "Good Standing" shall have the meaning ascribed thereto in the Rules;

2.1.26 "Group" means, collectively, the Company and its subsidiaries from time to time and "Group Company" shall mean any one of them;

2.1.27 "IFRS" means the International Financial Reporting Standards, as adopted from time to time by the International Accounting Standards Committee Board, or its successor body, and approved for use in the Republic from time to time by the Financial Reporting Standards Council established in terms of section 203 of the Companies Act;

2.1.28 "Implementation Date" shall have the meaning ascribed thereto in the Relationship Agreement;

2.1.29 "Indebtedness" means any indebtedness for or in respect of -

2.1.29.1 moneys borrowed;

2.1.29.2 any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

2.1.29.3 any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

2.1.29.4 the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with IFRS, be treated as a lease;

2.1.29.5 receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

2.1.29.6 any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

2.1.29.7 any hedging transaction entered into in connection with the protection against or the benefit from fluctuations in any rate or price;

2.1.29.8 any amount raised by the issue of shares which are redeemable;

2.1.29.9 any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution;

2.1.29.10 the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in clauses 2.1.28.1 to 2.1.28.9 (without double counting);

2.1.30 "Independent Expert" means, if the dispute is -

2.1.30.1 primarily an accounting matter, an independent practising accountant of not less than 15 years' standing as such;

2.1.30.2 primarily a legal matter, an attorney of not less than 15 years' standing as such or a practising senior counsel; or

2.1.30.3 any other matter, a suitably qualified and experienced independent person,

agreed upon in writing by the Parties; provided that if the Parties do not, within 14 days after the date on which a Party requests the other Party to agree on such independent expert, agree in writing as to the identity of the independent expert, the independent expert shall, irrespective of the nature of the dispute, be appointed by the Chairperson for the time being of the General Council of the Bar of South Africa, or failing him, the President of the time being of the South African Institute of Chartered Accountants, upon written request by any Party to make such appointment;

2.1.31 "Initial Contribution" means an amount equal to the total nominal consideration required by the Trust to subscribe for the Nominal BEE Shares in terms of the Subscription Agreement;

2.1.32 "Letters of Authority" means the letters of authority issued by the Master in terms of the Trust Property Control Act, reflecting the lawfully appointed Trustees from time to time;

2.1.33 "Master" means the Master of the High Court of South Africa;

2.1.34 "Net Income" means all the income of the Trust after taking into account all reasonable expenses, including but not limited to, Taxes, Trustees' remuneration, and all other costs and deductions incidental to the administration of the Trust and any allowances to which the Trust may be entitled;

2.1.35 "Nominal BEE Shares" means such number of Shares subscribed for by the Trust, constituting 3% of the entire issued Shares of the Company pursuant to the Subscription Agreement on the Implementation Date immediately after the issue of the Shares;

2.1.36 "Notional Outstandings" shall have the meaning ascribed thereto in the Relationship Agreement;

2.1.37 "Parties" means the parties to this Deed listed in clause 1.1, and "Party" shall be a reference to either one of them as the context may require;

2.1.38 "Permitted Encumbrance" means, in respect of the Trust, any Encumbrance -

2.1.38.1 arising under and in accordance with the Transaction Documents; and/or

2.1.38.2 created with the prior written consent of the Company;

2.1.39 "Permitted Indebtedness" means, in respect of the Trust, any Indebtedness incurred -

2.1.39.1 under and in accordance with the Transaction Documents; and/or

2.1.39.2 with the prior written consent of the Company, provided that such Indebtedness shall be subordinated to the Notional Outstandings to the satisfaction of the Company;

2.1.40 "Qualifying Employee" means, the following categories of persons -

2.1.40.1 a person who as at 31 December 2024, is a permanent Employee and has been a permanent Employee for a period of at least 24 months prior to 31 December 2024; and

2.1.40.2 a person who, as at the applicable date after 31 December 2024, is not a Beneficiary and has been a permanent Employee for a period of at least 24 months,

but specifically excluding the following categories of Employees -

2.1.40.3 Executives;

2.1.40.4 Senior Management; and

2.1.40.5 Employees resident in the United States of America;

2.1.41 "Qualifying Leaver" means a Beneficiary who ceases to be an Employee as a result of -

2.1.41.1 retirement upon attaining the retirement age applicable to the retirement fund of which he is a member by virtue of his employment with the Group; or

2.1.41.2 death, or permanent physical, emotional or mental incapacity,

and who is in Good Standing on the date on which he ceases to be an Employee;

2.1.42 "Record Keeper" means the person or entity appointed to carry out administrative activities on behalf of the Trust;

2.1.43 "Register of Beneficiaries" means the register referred to in clause 23;

2.1.44 "Relationship Agreement" means the written agreement headed "Relationship Agreement" entered into or to be entered into between the Trust and the Company;

2.1.45 "Rules" means the rules for the administration of the Scheme from time to time, including -

2.1.45.1 the initial rules of the Scheme as determined by the Board; and

2.1.45.2 any amendments to the rules made in terms of clause 4 or clause 31;

2.1.46 "Scheme" means the employee share scheme set out in this Deed, as may be amended from time to time in terms of clause 31;

2.1.47 "Senior Management" means Employees in roles that are graded with Peromnes points 3-2 or Paterson Classic grading levels E1 - E5 or such other grading system used by the relevant Group Company from time to time;

2.1.48 "Shares" means shares of common stocks with a par value of USD0.001 per share in the Company, which may be publicly traded on the NASDAQ;

2.1.49 "Signature Date" means the date of signature of this Deed by the Party last signing;

2.1.50 "Subscription Agreement" means the written subscription agreement entered into or to be entered into between the Trust and the Company in terms of which, inter alia, the Trust will subscribe for and the Company will allot and issue the Nominal BEE Shares to the Trust;

2.1.51 "Tax" means all income tax, capital gains tax, secondary tax on companies, dividends tax, value-added tax, stamp duty, uncertificated securities tax, pay-as-you-earn, levies, assessments, imposts, deductions, charges and withholdings whatsoever in terms of any Tax legislation, and includes all penalties and interest payable as a consequence of any failure or delay in paying any Taxes;

2.1.52 "Termination Date" means the date on which the Scheme shall terminate in accordance with the provisions of clause 27;

2.1.53 "Transaction Documents" shall bear the meaning ascribed thereto in the Relationship Agreement;

2.1.54 "Trust" means the Lesaka Employee Share Trust, being the trust constituted in terms of this Deed;

2.1.55 "Trustee" means a Trustee holding office as such from time to time in terms of this Deed;

2.1.56 "Trust Fund" means the assets referred to in clause 7.1, and any other funds or assets (in whatever form) of which the Trustees from time to time stand possessed in their capacities as Trustees;

2.1.57 "Trust Property Control Act" means the Trust Property Control Act, No 57 of 1988;

2.1.58 "Trust Shares" means, collectively -

2.1.58.1 the Nominal BEE Shares; and

2.1.58.2 any Shares acquired by the Trust pursuant to a corporate action event as envisaged in the Relationship Agreement; and

2.1.59 "Units" means either A Units and/or B Units as the as the context may require.

2.2 In this Deed -

2.2.1 clause headings and the heading of Deed are for convenience only and are not to be used in its interpretation;

2.2.2 an expression which denotes -

2.2.2.1 any gender includes the other genders;

2.2.2.2 a natural person includes a juristic person and vice versa;

2.2.2.3 the singular includes the plural and vice versa; and

2.2.2.4 a party includes a reference to that Party's successors in title and assigns allowed at law.

2.3 Any reference in this Deed to -

2.3.1 "business hours" shall be construed as being the hours between 08h30 and 17h00 on any business day. Any reference to time shall be based upon South African Standard Time;

2.3.2 "days" shall be construed as calendar days unless qualified by the word "business", in which instance a "business day" will be any day other than a Saturday, Sunday or public holiday as gazetted by the government of the Republic of South Africa from time to time;

2.3.3 "law" means any law of general application and includes the common law and any statute, constitution, decree, treaty, regulation, directive, ordinance, by-law, order or any other enactment of legislative measure of government (including local and provincial government) statutory or regulatory body which has the force of law;

2.3.4 "person" means any person, company, close corporation, trust, partnership or other entity whether or not having separate legal personality; and

2.3.5 "writing" means legible writing and in English and includes printing, typewriting, lithography or any other mechanical process, as well as any electronic communication in a manner and form permitted in terms of the Companies Act and its regulations.

2.4 The words "include" and "including" mean "include without limitation" and "including without limitation". The use of the words "include" and "including" followed by a specific example or examples shall not be construed as limiting the meaning of the general wording preceding it.

2.5 The words "will" and "must" used in the context of any obligation or restriction imposed on a Party have the same meaning as the word "shall".

2.6 Any substantive provision, conferring rights or imposing obligations on a Party and appearing in any of the definitions in this clause 2 or elsewhere in this Deed, shall be given effect to as if it were a substantive provision in the body of the Deed.

2.7 Words and expressions defined in any clause shall, unless the application of any such word or expression is specifically limited to that clause, bear the meaning assigned to such word or expression throughout this Deed.

2.8 Unless otherwise provided, defined terms appearing in this Deed in title case shall be given their meaning as defined, while the same terms appearing in lower case shall be interpreted in accordance with their plain English meaning.

2.9 A reference to any statutory enactment shall be construed as a reference to that enactment as at the Signature Date, and as amended or substituted from time to time.

2.10 Any reference in this Deed to "this Deed" or any other agreement or document shall be construed as a reference to this Deed or, as the case may be, such other agreement or document, as amended, varied, novated or supplemented from time to time.

2.11 Whenever any person is required to act "as an expert and not as an arbitrator" in terms of this Agreement, then -

2.11.1 the determination of the expert shall (in the absence of manifest error) be final and binding;

2.11.2 subject to any express provision to the contrary, the expert shall determine the liability for his or its charges, which shall be paid accordingly;

2.11.3 the expert shall be entitled to determine such methods and processes as he or it may, in his or its sole discretion, deem appropriate in the circumstances provided that the expert may not adopt any process which is manifestly biased, unfair or unreasonable;

2.11.4 the expert shall consult with the relevant Parties (provided that the extent of the expert's consultation shall be in his or its sole discretion) prior to rendering a determination; and

2.11.5 having regard to the sensitivity of any confidential information, the expert shall be entitled to take advice from any person considered by him or it to have expert knowledge with reference to the matter in question.

2.12 Unless specifically otherwise provided, any number of days prescribed shall be determined by excluding the first and including the last day or, where the last day falls on a day that is not a business day, the next succeeding business day.

2.13 If the due date for performance of any obligation in terms of this Deed is a day which is not a business day then (unless otherwise stipulated) the due date for performance of the relevant obligation shall be the immediately preceding business day.

2.14 Where figures are referred to in numerals and in words, and there is any conflict between the two, the words shall prevail, unless the context indicates a contrary intention.

2.15 The use of any expression in this Deed covering a process available under South African law, such as winding-up, shall be construed as including any equivalent or analogous proceedings under the law of any other jurisdiction.

2.16 In this Deed, the words "clause" or "clauses" and "annexure" or "annexures" refer to clauses of and appendices to this Deed.

3 PURPOSE

3.1 The purpose of the Scheme is -

3.1.1 for the Trust to acquire the Trust Shares in the Company, as such acquisitions are likely to have the effect of incentivising and motivating the Beneficiaries to remain in the employ of the Group and to contribute to the profitability, growth and success of the Group, with the added advantage of contributing towards the BEE credentials of the Group; and

3.1.2 to promote the objectives of the BBBEE Act and BEE Codes by affording employees of the Group the opportunity to participate in the economic benefits arising from the Scheme.

3.2 In order to achieve the purposes of the Scheme -

3.2.1 the Trust will utilise the Initial Contribution to subscribe for the Nominal BEE Shares in terms of the Subscription Agreement;

3.2.2 the Trust will Allocate Units to Qualifying Employees from time to time in accordance with this Deed and the Rules;

3.2.3 the Nominal BEE Shares will be subject to the notional funding contemplated in the Relationship Agreement;

3.2.4 the Company or one or more entities within the Group may from time to time at its discretion also contribute further funds to the Trust by way of loan, contribution or otherwise for purposes of enabling the Trust to pay operating and other costs from time to time;

3.2.5 the Trust will, unless otherwise permitted in terms of this Trust Deed, have no other object save for the acquisition and holding of the Trust Shares, the receipt of all distributions as a result of its ownership of the Trust Shares, and the conduct of all activities in relation thereto, such as voting the Trust Shares from time to time and entering into any agreements in connection with its rights, obligations and activities as a shareholder in the Company;

3.2.6 all benefits which are distributed by the Trustees from time to time will be distributed to the Beneficiaries; and

3.2.7 the Trust shall comply with rules applicable to employee share ownership schemes as set out in the BEE Codes.

4 CREATION AND ADMINISTRATION OF THE TRUST

4.1 The Company hereby establishes the Trust, which shall be administered by the Trustees for the purposes and in the manner as set out herein.

4.2 The Board shall, after consulting with the Trustees, be entitled to formulate and make amendments to the Rules from time to time. The Trustees shall maintain a written record of the Rules at all times.

4.3 The Rules and amendments thereto, shall be in writing and shall become operative and binding upon the Trustees from the date on which they have been approved by the Board.

4.4 Notwithstanding the provisions of clause 4.2, the Board shall not be entitled to amend the Rules in any manner -

4.4.1 so as to reduce the entitlement of Black Beneficiaries to receive the benefits which are distributed to Beneficiaries from time to time, or to reduce the aggregate voting rights of Black Beneficiaries from time to time; or

4.4.2 that will have the effect of reducing or depriving a Beneficiary of his Allocated Units or of removing a person as a Beneficiary, other than as permitted in terms of this Deed or the Rules.

4.5 The Board may delegate or confer some or all of the powers exercisable by the Board in terms of this Deed to a committee of the Board on such terms and for such period as they deem fit, provided that the Board may revoke any appointment and vary the terms of any delegation or conferral.

5 DURATION

The Scheme shall come into effect on the Signature Date and shall subsist until it is terminated on the Termination Date in accordance with the provisions of this Deed.

6 LEGAL PERSONALITY

6.1 The Trust shall have perpetual succession (notwithstanding any changes from time to time in the composition of the Trustees and/or the Beneficiaries).

6.2 The Trust shall in terms of the Trust Property Control Act have an identity and existence separate from the Trustees in their personal capacity and the Trust Fund shall accordingly exist separately from the personal estates of the Trustees.

7 CONTRIBUTION AND ASSETS TO BE SETTLED IN TRUST

7.1 The assets hereby settled in trust upon the Trustees in their capacity as Trustees of the Trust shall be -

7.1.1 the Initial Contribution;

7.1.2 any further assets acquired by the Trustees from time to time from any source whatsoever including the Trust Shares; and

7.1.3 any capital profits made as a result of the realisation of any assets by the Trustees.

7.2 The Company or one or more entities identified by the Company may vest the Trustees with additional assets and upon such vesting, the control of the said assets shall be subject to the terms and conditions of this Deed and/or such other conditions as the Company may impose.

8 APPOINTMENT OF TRUSTEES

8.1 Number and Composition of Trustees

8.1.1 There shall be not more than 5 Trustees.

8.1.2 The Board shall be entitled to appoint 2 persons as Board Trustees, who shall serve for a period determined by the Board from time to time, and to remove or replace any such Board Trustees on written notice to the other Trustees from time to time, provided that in no event shall any such appointee be either a director of the Board or any officer as such term is defined in Rule 16a-(f) of the Securities and Exchange Act of 1934 ("Exchange Act").

8.1.3 The Beneficiaries shall be entitled to appoint 2 Beneficiary Trustees, and to remove or replace any such Trustees, by way of majority vote passed at a meeting of the Beneficiaries held in terms of clause 8.2.4, and any of such Beneficiary Trustees shall serve for a period of not more than 24 months, provided that: (i) in no event shall any such appointee be either a director of the Board or any officer as such term is defined in Rule 16a-(f) of the Exchange Act; and (ii) any such Beneficiary must meet the Election Criteria applicable to Beneficiary Trustees.

8.1.4 The Beneficiaries shall have the right to appoint an independent Trustee who shall serve for a period determined by the Board from time to time or such other period as the Board may determine, and to remove or replace any such independent Trustee, by way of majority vote passed at a meeting of the Beneficiaries held in terms of clause 8.2.4, provided that: (i) in no event shall any such appointee be either a director of the Board or any officer as such term is defined in Rule 16a-(f) of the Exchange Act; and (ii) any such independent Trustee must meet the Election Criteria applicable to the independent Trustee.

8.1.5 For the purposes of clauses 8.1.3 and 8.1.4, the "Election Criteria" shall be met -

8.1.5.1 in respect of a Beneficiary nominated as Trustee, if the Beneficiary nominated for election has been employed by the Group for a continuous and uninterrupted period of at least 3 years; and

8.1.5.2 in respect of a person nominated as an independent Trustee, if the person nominated for election -

8.1.5.2.1 is not a Beneficiary and was not previously elected as a Trustee;

8.1.5.2.2 is not in the employ of the Group;

8.1.5.2.3 is suitably qualified in terms of a qualification issued by an accredited tertiary institution and has the appropriate legal, financial or business skills to execute their duties as an independent Trustee; and

8.1.5.2.4 has at least 5 years' working experience with the relevant experience being legal, financial and other business-related skills.

8.1.6 The appointment or removal of a Trustee by the Company shall be effected in writing provided that such appointment shall only be effective from the date that the Master issues the relevant Letters of Authority in respect of the appointed Trustee.

8.1.7 A person shall be disqualified from being appointed as a Trustee if -

8.1.7.1 he is diagnosed with a mental illness as defined in the Mental Health Care Act, No. 17 of 2002 or is found by a competent court to be lunatic or of unsound mind or incapable of managing his own affairs; or

8.1.7.2 he is incompetent and/or unfit to act as a Trustee in terms of section 20 of the Trust Property Control Act; or

8.1.7.3 he has been convicted of a crime; or

8.1.7.4 his estate has been sequestrated, be it provisionally or finally, or if he has concluded a compromise with his creditors or has committed a deed of insolvency; or

8.1.7.5 he is an unrehabilitated insolvent; or

8.1.7.6 he is disqualified to act as director of a company under the Companies Act.

8.1.8 In accepting the responsibilities vested in them under this Deed, the Trustees shall act solely as Trustees hereunder and not in their individual capacities, and all persons having any claim against the Trustees by reason of the transactions contemplated herein shall, save as otherwise provided in this Deed, look only to the Trust for payment or satisfaction thereof.

8.1.9 Should any Trustee be removed or replaced in accordance with the provisions of clauses 8.1.2 or 8.1.3, the party so removing or replacing a Trustee shall give written notice thereof to the other Trustees, together with written notice of the domicilium citandi et executandi of the person who has been appointed as a new Trustee for the purpose of clause 23. Such new appointee will have no authority whatsoever to act as Trustee until the Master has issued letters of authority in terms of section 6 of the Trust Property Control Act authorising him to act as such.

8.1.10 The Trustees who are in office from time to time shall, notwithstanding a vacancy, be entitled to exercise all their powers required to carry out the objectives of the Trust in accordance with the Deed.

8.2 Initial Composition of Board of Trustees

8.2.1 For the purposes of creating the Trust, Nomaxabiso Norma Teyise and Zwelethu Masinga are hereby appointed by the Company to be the First Trustees and they hereby accept such appointment.

8.2.2 The appointment of the First Trustees is subject to the Master issuing letters of authority to such First Trustees in terms of section 6 of the Trust Property Control Act authorising them to act as such in terms of this Deed. Until the issue of the said letters of authority, the First Trustees acknowledge that they will have no authority whatsoever to act as Trustees under or in terms of this Deed. Notwithstanding the provisions of clause 8.1.2, the First Trustees shall serve as such for a period of 12 months, subject to re-appointment by the Board in accordance with clause 8.1.2.

8.2.3 The First Trustees are Board Trustees. Notwithstanding that the Beneficiary Trustees will not have been appointed at the commencement of the Trust, the First Trustees shall have the capacity to carry out their functions as Trustees in terms of this Deed.

8.2.4 As soon as reasonably possible after the Implementation Date, in any event, by no later than 12 months after the Implementation Date, the First Trustees shall procure that the Beneficiaries appoint the first Beneficiary Trustees. The Election Process for the nomination and appointment of such Beneficiary Trustees shall be as follows -

8.2.4.1 only Beneficiaries who are still employed by the Group at the time of an Election Process shall be entitled to partake in the Election Process and reference to Beneficiaries in this clause 8.2.4 shall be construed accordingly;

8.2.4.2 subject to clause 8.3.3, Beneficiary Trustees elected pursuant to the Election Process shall resign in the event that, pursuant to the completion of a subsequent Election Process, such Beneficiary Trustees are not re-elected and Letters of Authority are issued by the Master in respect of new Beneficiary Trustees;

8.2.4.3 an Election Process shall commence and close on such dates as the First Trustees may determine;

8.2.4.4 nomination forms in the manner and form as prescribed by the First Trustees from time to time will be made available electronically to Beneficiaries or in such other manner as the First Trustees may in their Discretion deem fit from time to time;

8.2.4.5 Beneficiaries shall collectively nominate candidates for election as Beneficiary Trustees, provided that the number of candidates so nominated shall not be less than 2;

8.2.4.6 the nomination forms must be completed and delivered in the manner prescribed on the nomination forms before the closing date of the nomination process announced by the First Trustees. Nomination forms completed after this date shall be invalid and not be taken into account;

8.2.4.7 following the closing date of the nomination process, the First Trustees shall collate all the information contained in all valid nomination forms and record the details of the candidates who have been nominated in accordance with the process set out in clause 8.2.4.5 and who have consented to stand for election as Beneficiary Trustees;

8.2.4.8 an electronic ballot form in the manner and form as prescribed by the First Trustees and containing, inter alia, the details of all the candidates will then be made available electronically to Beneficiaries, or in such other manner as the First Trustees may in their Discretion decide. Each Beneficiary shall have 1 vote and may cast such vote in favour of any of the candidates so listed or s/he may abstain from voting;

8.2.4.9 the ballot forms must be completed and delivered in the manner prescribed on the ballot forms on or before the closing date of the Election Process announced by the First Trustees. Ballot forms completed after this date will be invalid and not be taken into account;

8.2.4.10 the First Trustees shall collate the information contained in all valid ballot forms and rank each candidate in order of preference in accordance with the number of votes received by each candidate with the candidate receiving the most votes receiving the highest ranking;

8.2.4.11 the 2 nominees with the highest number of votes will, subject to clause 8.2.4.13, take up the office of Beneficiary Trustee;

8.2.4.12 in the event that any 2 or more of the candidates obtain an equal number of nominations or votes, as the case may be, the First Trustees (acting reasonably) shall have the discretion to, as the case may be, decide which of the candidates qualifies for purposes of the Election Process or determine the order of ranking of those candidates for purposes of appointment and/or taking the office as Beneficiary Trustee, and the First Trustees' decision or determination shall be final and binding on all the Parties, including the candidates and/or appointees; and

8.2.4.13 in the event that the Master refuses to grant a Letter of Authority in respect of any candidate who has been appointed as a Beneficiary Trustee, or requires that security be provided by such candidate, that candidate shall no longer qualify for appointment as a Beneficiary Trustee. In such event, the First Trustees shall have the power to identify the appointee who is next in line in accordance with the number of votes received by him or her, and the Master shall be approached to authorise the appointment of that candidate as a Beneficiary Trustee. The same process shall be followed if the Master refuses to grant Letters of Authority in respect of, or requires security from, that candidate.

8.2.5 The appointment of the independent Trustee and subsequent appointment and removal of Beneficiary Trustees and the independent Trustee by the Beneficiaries shall be carried out mutatis mutandis on the basis set out in clause 8.2.4.

8.3 Period of Office and New Appointments

8.3.1 Subject to clause 8.3.2 -

8.3.1.1 the First Trustees shall hold office from the Signature Date until expiry of a period of 12 months after the Implementation Date or such other date as determined by the Board;

8.3.1.2 the Beneficiary Trustees shall hold office for a period of 24 months from the date on which they are appointed in terms of clause 8.2.4; and

8.3.1.3 the Board Trustees shall hold office from the date on which they are authorised to act as a Trustee in terms of the letters of authority issued by the Master of the High Court and for the period referred to in clause 8.1.2.

8.3.2 The Board and the Beneficiaries shall, on each occasion on which the office of a Board Trustee or Beneficiary Trustee becomes vacant or within 3 months prior to the expiry of a Beneficiary Trustee's office, consider and appoint Trustees in accordance with the provisions of this clause 8. Any Beneficiary Trustee shall be eligible for re-election. A Trustee will continue in office until such time as the Board or the Beneficiaries, as the case may be, have replaced such Trustee in terms of this clause 8.3.2.

8.3.3 Notwithstanding the provisions of this clause 8.3, if as a result of the appointment of new Trustees in terms of this Deed, there will cease to be any Trustees in office prior to the date of issue of new letters of authority by the Master of the High Court, then the Trustees in office immediately prior to the appointment of the new Trustees shall continue to hold office and act in accordance with duties and powers vested in the Trustees in terms of this Deed until such date as such new letters of authority are issued.

8.4 Vacancies

8.4.1 If at any time the number of Trustees should fall below the number of Trustees which the Beneficiaries or the Board, as the case may be, are entitled to appoint in terms of clauses 8.1.2 to 8.1.4, and such vacancy has been caused by -

8.4.1.1 a Beneficiary Trustee, then the remaining Beneficiary Trustees shall, within a reasonable time period after the vacancy has occurred, be entitled to fill such vacancy from amongst those appointees identified in terms of clause 8.2.4.10 and in accordance with their ranking in terms of such clause; or

8.4.1.2 an independent Trustee, then the Board shall, within a reasonable time period after the vacancy has occurred, fill such vacancy;

8.4.1.3 a Board Trustee, then the Board shall, within a reasonable time period after the vacancy has occurred, fill such vacancy.

8.4.2 The appointment of a Beneficiary Trustee in terms of clause 8.4.1.1 to fill a vacancy in the office of a Beneficiary Trustee shall only be valid until the appointment of a replacement Beneficiary Trustee at the next general meeting of the Beneficiaries and the granting of letters of authority by the Master of the High Court in respect of such replacement Beneficiary Trustee.

8.4.3 Until a vacancy arising in terms of clause 8.4.1 has been filled, the remaining Trustees are authorised to execute all powers of Trustees for the preservation of the Trust assets.

8.4.4 The Trustees shall not be entitled to appoint any other person/s to act as an alternate Trustee.

8.5 Acceptance of Office

8.5.1 The Initial Trustees, by their signature hereto -

8.5.1.1 accept office as such; and

8.5.1.2 undertake to discharge their duties in terms of this Deed and to carry out the terms and conditions stipulated herein.

8.5.2 Any person who agrees to become a Trustee of the Trust after the execution of this Deed and who is appointed as such in accordance with the provisions of this Deed shall be deemed to have agreed to be bound by the terms of this Deed, mutatis mutandis, as if he had signed this Deed.

9 CESSATION OF OFFICE OF TRUSTEE

9.1 Each Trustee for the time being shall remain in office until such Trustee ceases to hold office in terms of clauses 8.3.1 or 8.3.2, or the remaining provisions of this clause 8.5, or is otherwise removed in terms of clause 8.1.2 or clause 8.1.3.

9.2 The trusteeship of a Trustee shall ipso facto, immediately and without intervention of a Court, be terminated and shall be vacant and the Trust Fund shall cease to vest in him or her upon -

9.2.1 the Trustee dying; or

9.2.2 the Trustee resigning by giving 1 month's written notice to that effect to the other Trustees; or

9.2.3 upon the board of Trustees becoming aware of the disqualification of any Trustee to hold the office of Trustee in terms of clause 8.1.7; or

9.2.4 being removed as a Trustee by the Company in the case of a Board Trustee or an independent Trustee; or

9.2.5 such Trustee's employment with the Group being terminated for any reason whatsoever, whether by any member of the Group or the Trustee or as a result of any other circumstance; or

9.2.6 such Trustee ceasing to be a Beneficiary.

10 SUCCESSION

Upon any Trustee succeeding to office as such and subject to the issue of letters of authority in terms of section 6 of the Trust Property Control Act to that effect, such Trustee shall, in his representative capacity, ipso facto become vested with the assets and liabilities of the Trust and in every way, with immediate effect, take the place of and assume the powers and duties of the Trustee whom he will have succeeded.

11 PROCEEDINGS OF TRUSTEES

11.1 The Trustees shall meet for the dispatch of business, adjourn and, subject to any specific provisions herein contained, otherwise regulate their meetings as they think fit, provided that they shall meet at least once annually.

11.2 Any Trustee may at any time summon a meeting of Trustees by notice in writing to the remaining Trustees.

11.3 Not less than 7 days' notice as to time, place and the proposed agenda and resolutions shall be given of all meetings of the Trustees, provided that shorter notice, being not less than 48 hours before such meeting is to be held, may be given if in the reasonable opinion of any 2 Trustees an urgent meeting of the Trustees is required, provided that if only 2 Trustees are in office, any one Trustee may give notice of such urgent meeting, but no business may be conducted at such urgent meeting unless both Trustees are present.

11.4 In the event that the chairperson ceases to hold office as a Trustee prior to the expiry of his 2 year term as chairperson, the remaining Trustees from the same class of Trustees as such chairperson (namely either the Board Trustees or the Beneficiary Trustees class), shall serve as the chairperson for the remainder of the 2 year period, whereafter the provisions of clause 11.5 relating to the rotation of the position of chairperson shall apply.

11.5 The first chairperson of the Trustees shall be appointed by a majority of the Trustees from amongst the Board Trustees. The chairperson shall serve in such capacity for a period of 2 years, following which the role of chairperson shall rotate between the Board Trustees and the Beneficiary Trustees every 2 years on the anniversary of the Implementation Date.

11.6 At the first meeting of the Trustees, the Trustees shall approve the appointment of an accounting officer on such terms and conditions as they deem appropriate.

11.7 Following the appointment of Beneficiary Trustees in terms of clause 8.2.4, the quorum for meetings of Trustees shall be at least 3 Trustees, provided that at least 1 Board Trustee and 1 Beneficiary Trustee is present, and subject to due and proper notice of the meeting (which will include the proposed agenda and any resolution to be proposed at the meeting) having been received by all Trustees then in office. If within half an hour (or such longer period as those present may agree) after the time appointed for the meeting a quorum is not present, the meeting will stand adjourned to the same day of the next week at the same time and place, and if at such adjourned meeting a quorum is not present within half an hour (or such longer period as those present may agree) after the time appointed for the meeting, the Trustees present will constitute a quorum.

11.8 Written notice of any adjourned meeting indicating the date, time and place where such adjourned meeting will be held, shall be given to all Trustees not less than 48 hours before such adjourned meeting is to be held.

11.9 Each Trustee shall have 1 vote on all matters arising at the meetings of Trustees and, save as otherwise provided herein, all such matters shall be decided by majority vote. In the event of an equality of votes, the chairperson shall have a casting vote.

11.10 A resolution in writing (whether recorded in one or more documents) signed by or on behalf of all the Trustees (for the purposes of signifying their approval with the resolution) shall be as valid and effectual as if it had been passed at a meeting of the Trustees duly called and constituted.

11.11 The Trustees may, if they think fit, confer by, telephone, closed circuit television, video or other electronic means of audio or audio/visual communication ("Conference"), provided that the Trustees are able to hear and communicate with each other at approximately the same time and in an effective manner using such means. Notwithstanding that the Trustees are not present together in one place at the time of the Conference, a resolution passed by Trustees constituting a quorum at such a Conference shall be deemed to have been passed at a meeting of the Trustees held on the day on which and at the time at which the Conference was held. The provisions of this Deed relating to proceedings of Trustees apply insofar as they are capable of application mutatis mutandis to such Conferences.

11.12 The Trustees shall keep minutes of their meetings in writing and all resolutions passed by the Trustees shall be duly minuted.

11.13 The Trustees shall keep proper records and books of account of their administration of the Trust in such manner and form as is necessary in order that, at all times, the records and books will fairly reflect the position in the Trust.

11.14 There will be recorded in such books and records, inter alia, any change in the assets of the Trust from time to time, Trust Fund and all outgoings applicable to the administration of the Trust.

12 POWERS AND COMPETENCIES OF TRUSTEES

12.1 The Trust Fund and all powers of the Trustees described in this Deed vest in the Trustees in their official capacity as Trustees in order to enable them to deal with the Trust Fund and income of the Trust on behalf of the Beneficiaries and not for the personal benefit of the Trustees.

12.2 The Trustees are entitled to take any action whatsoever which they in their Discretion deem necessary and/or beneficial for the preservation or increase of the Trust Fund or for the benefit of the Beneficiaries, and for this purpose the Trustees may take any action in the name of the Trust, which a natural person being of full legal capacity may do regarding his own affairs, provided that such action shall be subject to, and shall not be contrary to, the provisions of this Deed.

12.3 Without derogation from the generality of the powers of the Trustees as described in clause 12.2, but subject to any other restrictions contained in this Deed, the Trustees are entitled to -

12.3.1 borrow monies from the Group, or if they are unable to borrow money from the Group, from any other third party for the purpose of giving effect to the Scheme, subject to the provisions of the Transaction Documents and the Companies Act in respect thereof;

12.3.2 subscribe for the Trust Shares in accordance with the Subscription Agreement, and hold such Trust Shares, for the purpose of giving effect to the Scheme;

12.3.3 subject to the Transaction Agreements, exercise voting rights and other rights or benefits attaching to or derived from the Trust Shares on behalf of the Beneficiaries;

12.3.4 exercise such rights, powers and authorities conferred on them in terms of, and as are necessary to give effect to, the Transaction Documents;

12.3.5 exercise such further rights, powers and authorities as may from time to time be conferred upon them in connection with the Scheme by resolution of the Board, including (if such power is conferred as aforesaid) the power to sell or otherwise dispose of all or any of the Trust Shares;

12.3.6 manage the day-to-day affairs of the Trust;

12.3.7 employ and act on the advice of, and pay out of the funds of the Trust, the reasonable fees and disbursements of Auditors, attorneys, counsel and other professional consultants in connection with the affairs of the Trust;

12.3.8 to appoint a Record Keeper to carry out any of the administrative activities of the Trustees as set out in this Deed and the Rules;

12.3.9 to enter into, and to bind the Trust to, all and any agreements, contracts and obligations of whatever nature or description which in the opinion of the Trustees are or may be conducive to or consistent with the attainment of any of the objects of the Trust;

12.3.10 invest moneys which form part of the Trust Fund with interest or interest free in a deposit account with any bank registered in terms of the Banks Act, No. 94 of 1990 and on such conditions as the Trustees may determine;

12.3.11 institute, defend or settle (out of court) any lawsuits; and to conduct any form of arbitration and/or mediation on any matter concerning the Trust Fund;

12.3.12 attend meetings of creditors of a private individual, company, close corporation or body which is a debtor of the Trust, regardless whether the meeting concerns insolvency, liquidation, business rescue or judicial management, and vote on any matter which is submitted to the meeting, and in general execute all rights which are due to a creditor in similar circumstances;

12.3.13 give receipts and grant exemptions or indemnities concerning any amount or claim which is received or has been complied with;

12.3.14 to call in, recover, collect and, if necessary, sue for all and any amounts due or belonging to the Trust, and to foreclose mortgages and realise or buy securities;

12.3.15 to allow time for the payment of any debt due to the Trust, and to compromise, compound or submit to arbitration or mediation, claims, debts and other things whatsoever belonging or due to them as the Trustees;

12.3.16 to sue for, recover and receive all debts or sums of money, goods, effects and things, which are due, owing, payable or belong to the Trust;

12.3.17 open and operate banking accounts for the purpose of giving effect to the Scheme;

12.3.18 create, Allocate and issue Units to Beneficiaries in accordance with the provisions of the Rules; and

12.3.19 sign all documents and take all steps deemed necessary to give effect to any of the aforesaid competencies.

12.4 Notwithstanding anything to the contrary in this Deed, if the Trustees certify in writing that they are empowered and authorised to perform any act or do anything, third parties dealing with them shall be entitled to assume that they enjoy the requisite powers and authority hereunder.

12.5 Control and management of the Trust shall vest in the Trustees.

13 DUTIES OF TRUSTEES

13.1 Without in any way derogating from the generality of the fiduciary duties of Trustees, they shall particularly be obliged to -

13.1.1 receive the Initial Contribution and subscribe for the Trust Shares;

13.1.2 Allocate Units to Beneficiaries in accordance with the provisions of the Rules;

13.1.3 open and maintain a Register of Beneficiaries, which shall specify the name of each Beneficiary and the number of A Units and the B Unit held by such Beneficiary;

13.1.4 invest the funds of the Trust in such form as is permitted by the provisions of this Deed;

13.1.5 administer the Scheme in order to achieve and maintain the objectives of the Scheme;

13.1.6 cause to be kept proper records and books of account of the affairs of the Trust and the administration thereof;

13.1.7 co-operate with the Company and its shareholders and statutory bodies in furtherance of the objects of the business of the Group and the objects of the Trust;

13.1.8 take possession of and keep in custody all assets of the Trust and all title deeds and documents concerning the Trust;

13.1.9 keep account or cause account to be kept in a proper way of the affairs of the Trust and give effect to the provisions of this clause 13;

13.1.10 defer from disposing of any assets of the Trust for their own benefit or for the benefit of their estates, except as otherwise explicitly provided for in this Deed, and shall keep, manage and administer the estate, assets, accounts and affairs of the Trust separate from those of the Trustees;

13.1.11 ensure that all movable, immovable and negotiable assets, documents, investments, business transactions and business shall be registered in the name of the Trust and are done in name of the Trustees, but then with the express stipulation that it is on behalf of and in their capacity as Trustees of the Trust;

13.1.12 recuse themselves from participating in any deliberations or decisions regarding the Allocation of Units or the distribution of the Net Income to themselves in their capacity as Beneficiaries, in terms of this Deed; and

13.1.13 at all times adhere to the provisions of any law and/or statutes applicable to Trustees and trust funds.

13.2 The Trustees shall be exempted from any further responsibility concerning any part of the Trust Fund or Net Income which is transferred to any Beneficiary and shall be exempted from all further duties at the termination of the Trust.

14 ADMINISTRATION OF THE TRUST

14.1 The Trustees will appoint a suitably qualified trust administrator ("Trust Administrator") to perform administrative functions in respect of the Trust that may from time to time be delegated to him by the Trustees.

14.2 The Company shall appoint the Trust Administrator (who shall be appointed by the Trust as contemplated in clause 14.1) who shall attend to the day to day administration of the Trust. The Trustees shall cooperate with the Trust Administrator and shall procure that he administers the affairs of the Trust without obstruction in order to achieve and maintain the objectives of the Trust. The Trust Administrator shall further -

14.2.1 keep an up-to-date register of all Beneficiaries in respect of each Allocated Unit;

14.2.2 keep a copy of this Deed and the Letters of Authority issued by the Master in respect of each Trustee who is appointed as a Trustee from time to time;

14.2.3 keep the original share certificates in respect of the Trust Shares and such copies thereof as the Trustees may deem appropriate;

14.2.4 prepare the annual financial report shall contain, among other things: (i) the Company's share price as of the end of the relevant financial year; (ii) a statement to the Beneficiaries reflecting the dividends received by the Trust by virtue of the Trust Shares during the relevant financial year; (iii) the Notional Outstandings balance as at the date of the report; (iv) the loan outstandings in respect of any loans advanced by the Group to the Trust (if any) as the date of the report; and (v) income received and expenses incurred by the Trust in the relevant financial year. The annual financial report shall be made available to the Beneficiaries electronically for download on the Company's electronic platforms; and

14.2.5 subject to clause 13 and in consultation with the Trustees, be entitled to employ and act on the advice of and pay the reasonable fees and disbursements of, auditors, attorneys, counsel and other professional consultants in connection with the affairs of the Trust.

15 RESTRICTIVE COVENANTS

15.1 Notwithstanding anything to the contrary herein contained, the powers of the Trustees shall be limited so that, unless otherwise agreed in writing by the Company, the Trust and the Trustees in their capacity as such, may not , take any action or enter into any transaction, including incurring any Indebtedness other than Permitted Indebtedness, permitting any Encumbrance over its assets other than Permitted Encumbrances, or acquiring or Disposing of any asset, other than -

15.1.1 entering into the Transaction Documents and any other agreement entered into by the Trust with the prior written consent of the Company ("Approved Agreement");

15.1.2 subscribing for the Trust Shares pursuant to the Subscription Agreement;

15.1.3 exercising its rights and performing its obligations under the Transaction Documents and any Approved Agreement;

15.1.4 taking legal action to protect or pursue its rights in terms of the Transaction Documents and any Approved Agreement;

15.1.5 exercising all rights as the holder of the Trust Shares and other assets of the Trust, including voting rights, rights of conversion, rights to take up further allotments by way of capitalisation issues or rights issues and the like, as they may determine in their Discretion but subject to the provisions of the Transaction Documents;

15.1.6 making Distributions as permitted or required in this Deed or any other Transaction Documents and/or any Approved Agreement;

15.1.7 defending and/or settling any proceedings instituted against it;

15.1.8 rendering tax and other regulatory or statutory returns;

15.1.9 objecting to tax assessments or appealing against such assessments;

15.1.10 soliciting and obtaining any legal, financial and/or other professional advice which it may require from time to time in the ordinary course;

15.1.11 complying with all obligations imposed on it by any law or any regulatory authority having jurisdiction over it, and for this purpose it shall be entitled to engage the Auditors to perform the necessary annual audit of the Trust; and

15.1.12 paying all reasonable costs and expenses in relation to any of the matters described in clauses 15.1.1 to 15.1.11.

16 OPERATING EXPENSES

The Company shall be liable for and shall settle all reasonable operating expenditure incurred by the Trust from time to time until such time as the Trust has sufficient cash resources of its own, at which time, the Trust will be responsible for its own operating expenses.

17 BANKING ACCOUNTS

All monies received on behalf of the Trust shall be deposited into one or more banking accounts to be maintained by the Trustees at such bank and branch as they may deem fit, and unless otherwise determined by the Trustees, all payments to be made on behalf of the Trust shall be made by cheque drawn on such banking account or on one of such banking accounts. Two Trustees, one being a Board Trustee and the other a Beneficiary Trustee, shall be signatories on such cheques and/or withdrawals, and shall be required to effect any transactions in relation to each banking account of the Trust.

18 ACCOUNTING

18.1 The financial year end of the Trust shall be the last day of June.

18.2 The Trustees shall cause to be kept proper records and books of account reflecting truly and correctly their administration of the Trust. For this purpose, the Trustees shall appoint and keep appointed an accounting officer for the Trust on the basis provided for in clause 11.6, who shall be appropriately qualified.

18.3 The First Trustees shall immediately following the date on which letters of authority have been issued to them by the Master of the High Court, appoint the Auditors as auditors of the Trust, and the Auditors shall hold office as auditors of the Trust for so long as they are auditors of the Company. In the event that the Auditors are removed as auditors of the Company, the Trustees will remove them as auditors of the Trust. The Auditors shall have the right of access at all times to the books of account, vouchers and records of the Trust, and shall be entitled to require from the Trustees such information and explanations as may be necessary for the performance of their duties as Auditors.

18.4 The annual financial statements of the Trust shall be available for inspection at the Company's offices by any Beneficiary at least 10 days before the annual general meeting of Beneficiaries, and copies thereof shall be provided to the Beneficiaries upon request. The Trustees shall conduct a presentation of the annual financial statements at the annual general meeting of Beneficiaries.

18.5 The books of account and annual financial statements of the Trust, shall be kept at a place to be decided upon by all the Trustees, and a Beneficiary, or his duly authorised representative, shall at all reasonable times have full access to such records.

19 MASTER SECURITY

19.1 No Master of the High Court of South Africa shall have any control over the capital or any income of the Trust Fund, and no portion of such capital or income shall be paid into the State-administered Guardian's Fund or any other statutory fund.

19.2 The Company specifically directs that the First Trustee and all further Trustees shall be exempt from any obligation to furnish security in connection with their appointment and/or for the due administration of the Trust Fund, to the Master of the High Court, or to any other officer, as provided in any law now in force or to come into force relating to Trusts and the protection of Trusts assets and moneys, and the Master and any such other officer are hereby directed to dispense with the requirement for the provision of any such security.

20 REMUNERATION OF TRUSTEES

20.1 Board and Beneficiary Trustees shall not be entitled to any remuneration for their services as such.

20.2 The independent Trustee shall be remunerated for his/her services by way of payment of such fees as may be determined by the Board from to time in its Discretion.

20.3 The Trustees shall be entitled to be reimbursed from the Trust for all necessary expenses incurred by them in and about the execution of their duties as Trustees including, if for any reason they are at any time required to furnish security, the costs thereof from time to time.

21 PERSONAL LIABILITY OF TRUSTEES

21.1 A Trustee shall in the performance of his duties and the exercise of his powers act with the care, diligence and skill, which can reasonably be expected of a person who manages the affairs of another.

21.2 A Trustee is not liable for the fraudulent act of a co-Trustee, unless there was collusion between the Trustees.

21.3 The Trustees shall be indemnified out of and by the Trust Fund against all claims and demands of whatsoever nature that may be made upon them arising out of the exercise or purported exercise of any of the powers conferred upon them by this Deed.

21.4 No Trustee shall be liable to the Trust or the Beneficiaries for any damages suffered by the Trust or the Beneficiaries as a result of a bona fide act by such Trustee, which is in furtherance of the objects of the Trust or the Trust Property Control Act, provided that such Trustee will be liable to the Trust or the Beneficiaries if such damages are suffered by the Trust or the Beneficiaries as a result of the said Trustee's -

21.4.1 dishonesty or other wilful misconduct or gross negligence; or

21.4.2 failure to perform his duties or exercise his powers in accordance with section 9(1) of the Trust Property Control Act or this Deed,

21.4.3 provided that no Trustee shall be liable for any act of dishonesty or other misconduct committed by any other Trustee.

22 BENEFICIARIES

22.1 The first Beneficiaries of the Trust shall be determined in accordance with the Rules and recorded in the Register of Beneficiaries. The Trustees shall from time to time amend the register of Beneficiaries to include any alterations which have been made pursuant to the Rules, including in respect of the appointment of further Beneficiaries and the Allocation of Units to Beneficiaries.

22.2 Beneficiaries shall be entitled to distributions of Net Income in the manner provided for in the Rules.

22.3 Save as otherwise specifically contemplated in this Trust Deed, the Beneficiaries shall have no rights whatsoever against the Company, any member of the Group or the Trustees in respect of any portion of the Trust Fund or Net Income.

23 REGISTER OF BENEFICIARIES

23.1 The Trust shall open and maintain a Register of Beneficiaries in the manner provided for in the Rules. If a schedule of Beneficiaries is annexed to the Rules, it shall constitute the Register of Beneficiaries.

23.2 The Register of Beneficiaries shall constitute prima facie proof of the identity of the Beneficiaries and their entitlement to economic benefits flowing from the Trust Fund.

23.3 If a Beneficiary wishes to register a change of name or address, he shall give notice thereof in writing to the Trustees who, on being satisfied therewith and on compliance with all such formalities as they may require, shall alter the register accordingly.

24 MEETINGS AND VOTES OF BENEFICIARIES

24.1 A general meeting of the Beneficiaries may be summoned at any time by the Trustees, or by Beneficiaries holding at least 10% percent of the Allocated Units from time to time acting together by delivering notice in writing thereof to the Trustees. The Trustees shall be responsible for delivering notice of a meeting of the Beneficiaries to all the Beneficiaries in accordance with clause 25 or such other means as the Trustees may determine.

24.2 The Trustees shall summon a general meeting of the Beneficiaries annually within 3 months after the end of the financial year of the Trust ("Annual General Meeting") and at which meeting the Trustees shall, in addition to any other business they may wish to address, procure that an annual financial report in respect of the Trust is presented to the Beneficiaries.

24.3 The Trustees need not convene any particular Annual General Meeting if all Beneficiaries entitled to attend that Annual General Meeting agree thereto in writing. In such an event, a written resolution dealing with and disposing of such matters as are required to be dealt with at that Annual General Meeting, and signed, before the expiration of the period within which that meeting is to be held, by all Beneficiaries entitled to vote at that Annual General Meeting shall be deemed to be a resolution passed at an Annual General Meeting of Beneficiaries held on the date on which the last signature to such resolution is affixed.

24.4 All meetings of Beneficiaries may, in the Trustees' discretion, be held in such a way that entitles Beneficiaries to participate therein by Conference.

24.5 A quorum at meetings of Beneficiaries will be Beneficiaries holding not less than 15% of all the Allocated Units at the date of such meeting, present in person, by Conference or by proxy.

24.6 Due and proper notice of the meeting (which notice shall include the proposed agenda and, if possible, any resolution to be proposed at the meeting) shall be given to all Beneficiaries in accordance with clause 25.1.

24.7 Each Beneficiary shall have the voting rights afforded to them in accordance with their Allocated Unit and the Rules.

24.8 Save as otherwise provided in this Deed, all resolutions of the Beneficiaries will be validly passed by a majority of the votes cast on the resolution.

24.9 Any Beneficiary may appoint another person to act as the Beneficiary's proxy by written authority signed by or on behalf of the Beneficiary in a form prescribed by the Trustees.

24.10 The Trustees may notify the Beneficiaries of any proposed resolution in writing and electronically or any such other means as the Trustees may determine. The Trustees are also entitled to propose that resolutions of the Beneficiaries be passed in writing or electronically.

25 GENERAL MEETINGS OF BENEFICIARIES

25.1 Notice of General Meetings

25.1.1 The Trustees may convene a general meeting of the Beneficiaries from time to time as contemplated in clause 24.1 on not less than 21 days' notice to the Beneficiaries. This Notice will have been deemed delivered if notice of that meeting has been posted on to notice boards used for notices to employees of members of the Group.

25.1.2 Unless a general meeting is convened by Beneficiaries in terms of clause 25.1.4, the Trustees shall ensure that all Beneficiaries receive notice of any resolution proposed to be passed at a particular general meeting by not later than 21 days before such general meeting. The Beneficiaries shall be deemed to have received copies of those resolutions if those resolutions have been posted on to notice boards used for notices to employees of the members of the Group.

25.1.3 The Trustees shall, on the request of Beneficiaries holding at least 10% percent of the Allocated Units from time to time acting together, within 14 days of the lodging of the request, issue a notice to Beneficiaries convening a general meeting of Beneficiaries for a date not less than 21 days and not more than 35 days from the date of the notice.

25.1.4 If the Trustees do not issue a notice as required in clause 25.1.3 within 14 days of the lodging of the request to convene the general meeting, the Beneficiary/ies requesting such meeting may themselves convene the general meeting on 21 days' notice to the other Beneficiaries.

25.2 Proxies

25.2.1 Every Beneficiary entitled to attend and vote at a general meeting of Beneficiaries shall be entitled to appoint a proxy (who must be a Beneficiary) to attend, speak and vote in his stead at any general meeting of Beneficiaries, provided that such appointment is in writing and presented by the proxy at the general meeting concerned.

25.2.2 In every notice calling a general meeting of Beneficiaries there shall appear with reasonable prominence a statement that a Beneficiary entitled to attend and vote at the meeting is entitled to appoint a proxy.

25.2.3 A proxy shall be entitled to vote on a show of hands and on a poll at a general meeting.

25.2.4 The instrument appointing a proxy and the power of attorney or other authority, if any, under which it is signed shall be deposited at the registered office of the Company not less than 48 hours before the time for holding the meeting at which the person named in the instrument proposes to vote, and in default of complying herewith the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of six months from the date when it was signed, unless so specifically stated in the proxy itself, and no proxy shall be used at an adjourned meeting which could not have been used at the original meeting

25.3 Quorum

A quorum at meetings of Beneficiaries shall be as set out in clause 24.5.

25.4 Chairperson

General meetings of Beneficiaries shall be chaired by the Chairperson elected by the majority of the Beneficiaries present at the meeting.

25.5 Proceedings at General Meetings

25.5.1 If within half an hour (or such longer period as those present may by majority vote agree) after the time appointed for the meeting a quorum referred to in clause 25.3 is not present, the meeting will stand adjourned to the same day of the next week (or if that day is not a business day, the following business day) at the same time and place. Written notice of such adjourned meeting (incorporating an agenda) shall be given to all Beneficiaries as soon as reasonably possible.

25.5.2 If at such adjourned meeting a quorum is not present within half an hour (or such longer period as those present may by majority vote agree) after the time appointed for the meeting, those Beneficiaries present will constitute a quorum. No business may be conducted at the adjourned meeting save for business specified on the agenda.

25.5.3 Each Beneficiary shall have the voting rights afforded to them in accordance with their Allocated Unit and the Rules at the meeting.

25.5.4 The casting of votes shall take place by way of a poll.

25.5.5 At any general meeting a resolution put to the vote of Beneficiaries shall be decided by a majority of votes exercised on that resolution.

25.5.6 In the case of an equality of votes, the chairperson of the general meeting shall not have any casting vote in addition to the vote or votes to which he may be entitled as a member.

25.5.7 A poll shall be taken in such manner as the chairperson shall decide and either at once, or, if the chairperson shall think fit, after an interval or adjournment or otherwise, provided that a poll on the question of an adjournment shall be taken at the meeting, without adjournment.

25.6 Minutes of General Meetings

The Trustees shall procure that minutes of all general meetings of Beneficiaries are taken and shall, if appropriate, certify same as correct. Such minutes shall be entered into the minute book kept for such purpose within one month after the date on which the meeting was held. Such minutes shall be -

25.6.1 open to inspection by Beneficiaries at the registered office of the Company between 8:00 and 17:00 on business days; and

25.6.2 posted at such venues as may be accessible to the majority of Beneficiaries.

26 TAXES

Notwithstanding any provision to the contrary in this Deed, to the extent that any member of the Group or the Trustees are obliged to account for, withhold or deduct any Taxes or similar contribution on behalf of a Beneficiary, then such member of the Group and the Trustees shall be relieved from the obligation to transfer or deliver any benefit to such Beneficiary in terms of this Deed until such Beneficiary has entered into an agreement on terms and conditions which are acceptable to such Member of the Group or the Trustees, as the case may be, to secure that such payment is made, which agreement may include the right for such member of the Group to make the appropriate withholdings or deductions.

27 TERMINATION OF TRUST

27.1 The Trust shall terminate if the Board so resolves, provided that the Board shall first consult with the Trustees prior to adopting a resolution to terminate the Trust and provided further that the Trust shall not, prior to the expiry of the Maturity Date (as defined in the Relationship Agreement), be terminated without the prior approval by way of an ordinary resolution of the shareholders of Company.

27.2 If the Scheme is so terminated, then the Trust Shares and the Allocated Units as at the Termination Date will be dealt with in accordance with the provisions more fully set out in the Rules.

27.3 After the Trust Shares and the Allocated Units have been finally dealt with in accordance with the Rules, as referred to in clause 27.2, and after payment of all liabilities of the Trust and all costs and expenses in connection with the termination of the Scheme (including any Taxes) and with the termination of the Trust, the balance, if any, of the remaining assets of the Trust, will be distributed amongst the Beneficiaries as at the Termination Date in accordance with the provisions of the Rules (subject to the discharge by the Trust of any Tax that may be imposed as a consequence of such payment).

27.4 The Trustees shall not be responsible for any loss suffered by any Beneficiary from the Disposal of the Trust Shares in terms of this clause 27, howsoever arising, or for any reduction in the value of the Trust Shares during the subsistence of the Scheme.

27.5 The Trustees shall pay the proceeds due to a Beneficiary in terms of this clause 27 into such bank account as a Beneficiary may have nominated from time to time in terms of the Rules.

27.6 The Trustees shall not be liable for any loss suffered by a Beneficiary due to a failure by the Trustees to pay the proceeds referred to in clause 27.3 to a Beneficiary as a consequence of a Beneficiary furnishing the Trust with incorrect banking details.

27.7 Notwithstanding the provisions of clauses 27.3 to 27.6, the Board may, in its Discretion, but subject to the provisions of the Transaction Documents, determine the manner in which the Scheme shall be terminated, provided that the provisions of clauses 27.3 to 27.6 shall apply, mutatis mutandis, to such termination.

27.8 Upon termination, the Trustees shall wind up the affairs of the Trust.

28 OPERATING CAPACITY

28.1 It is intended that the Trust shall be established in such a manner as to display evidence of its ability to operate as an employee share scheme in terms of the BEE Codes.

28.2 In order to give effect to the provisions of clause 28.1, the Trustees shall from time to time evaluate the operational needs of the Trust and shall be entitled to procure such goods and services as may be necessary to meet such operational needs, including to -

28.2.1 hire a Record Keeper and other such professional persons or entities to carry out or assist with the administration of the affairs of the Trust;

28.2.2 hire such suitably qualified and experienced staff in sufficient number as may be necessary to conduct the day-to-day operations of the Trust from time to time; and

28.2.3 provided it is necessary for the proper operation of the Trust, procure premises from which to run the operations of the Trust and shall procure such office equipment as may be necessary for such purposes.

28.3 The Trustees shall be entitled from time to time to obtain such other equipment, documents, licenses, authorisations or other items as they may determine is necessary for the operation of the business of the Trust.

29 APPLICATION OF THE RULES

The Scheme will be regulated in terms of this Deed and the Rules. In the event of any conflict between the provisions of this Deed and the Rules, the provisions of this Deed shall prevail.

30 COPIES OF TRUST DEED

The Trustees shall make available a copy of this Trust Deed and the Rules to any Beneficiary in the official language in which that Beneficiary so requests within a reasonable period after receipt of such a request.

31 AMENDMENTS TO THIS DEED

31.1 This Deed may be amended from time to time by the Trustees in writing, subject to the prior written approval of the Board which shall not be unreasonably withheld or delayed.

31.2 For the sake of clarity, the Trustees shall not be entitled to participate in any decision to amend this Deed or Rules in order to vary the identity of the Beneficiaries or the proportion of their entitlement to benefits in terms of the Deed or the Rules.

31.3 Notwithstanding the provisions of clause 31.1 or any other provision of this Deed, the Board shall be entitled to amend the Rules, or to instruct the Trustees to amend this Deed, on such terms and conditions as the Board may in its Discretion determine, in order to -

31.3.1 remedy any adverse consequence arising in respect of the BEE credentials of any member of the Group and/or the Trust as a result of any amendment to or replacement of the BBBEE Act or the BEE Codes, or the promulgation of any new or additional laws, regulations, or the rules relating to the assessment or measurement of BEE; or

31.3.2 remedy any adverse consequence arising in respect of the BEE credentials of any member of the Group and/or the Trust as a result of a BEE verification agency awarding any member of the Group and/or the Trust, as a case may be, a BEE rating which is not to the satisfaction of the Board; or

31.3.3 further enhance the BEE credentials of any member of the Group and/or the Trust as the Board may in its Discretion determine,

and the Trustees shall, in the absence of manifest error or material prejudice to the Beneficiaries, be obliged to make such amendments.

32 DISPUTES

Any dispute arising under or in respect of the Deed, the Scheme and/or the Rules, including the interpretation thereof, shall be referred to the decision of an Independent Expert, who shall act as experts and not as arbitrators.

33 NOTICES AND DOMICILIA

The Parties select as their respective domicilia citandi et executandi the following physical addresses, and for the purposes of giving or sending any notice provided for or required under this Agreement, the said physical addresses as well as the following email addresses -

the Company and the Trustees	-	the address of the registered office of the Company from time to time; and

each Beneficiary	-	the physical address and electronic address from time to time reflected as being his address and/or electronic address in the Company's payroll system from time to time.

provided that a Party may change its domicilium to another physical address in the Republic of South Africa (provided that such physical address is not a post office box or poste restante), or may change its address for the purposes of notices to any other physical address or email address by written notice to the other Party to that effect. Such change of address will be effective 5 business days after receipt of the notice of the change.

33.1 All notices to be given in terms of this Agreement will be given in writing and will -

33.1.1 be delivered by hand or sent by email;

33.1.2 if delivered by hand during business hours, be presumed to have been received on the date of delivery. Any notice delivered after business hours or on a day which is not a business day will be presumed to have been received on the following business day; and

33.1.3 if sent by email during business hours, be presumed to have been received on the date of successful transmission of the email. Any email sent after business hours or on a day which is not a business day will be presumed to have been received on the following business day.

33.2 Notwithstanding the above, any notice given in writing, and actually received by the Party to whom the notice is addressed, will be deemed to have been properly given and received, notwithstanding that such notice has not been given in accordance with this clause 33.

34 COSTS

The Company will bear and pay the legal costs and expenses of and incidental to the negotiation, drafting, preparation and implementation of this Deed.

35 SIGNATURE

This Deed is signed and executed by the Parties on the dates and at the places indicated below.

Signed at on 2024
for	LESAKA TECHNOLOGIES, INC.

who warrants that he is duly authorised hereto

Signed at on 2024

Signed at on 2024

EXHIBIT B

RELATIONSHIP AGREEMENT IN CONNECTION WITH THE ESOP

B

RELATIONSHIP AGREEMENT

between

LESAKA TECHNOLOGIES, INC.

and

THE TRUSTEES FOR THE TIME BEING OF THE LESAKA EMPLOYEE SHARE TRUST

B

B-i

1 PARTIES

1.1 The parties to this Agreement are -

1.1.1 Lesaka Technologies, Inc.; and

1.1.2 the trustees for the time being of the Lesaka Employee Share Trust.

1.2 The Parties agree as set out below.

2 INTERPRETATION

2.1 In this Agreement, unless the context indicates a contrary intention, the following words and expressions bear the meanings assigned to them and cognate expressions bear corresponding meanings -

2.1.1 "AFSA" means the Arbitration Foundation of Southern Africa;

2.1.2 "Agreement" means the relationship agreement contained in this document;

2.1.3 "Basic Warranties" means warranties by the Trust to the effect that it -

2.1.3.1 is the lawful owner and beneficial holder of the BEE Shares and/or Loan Claims (if any); and

2.1.3.2 has not Encumbered, sold, transferred or granted any right or option to a third party over or in respect of the BEE Shares and/or Loan Claims (if any) other than pursuant to this Agreement or the Transaction Documents;

2.1.4 "BBBEE Act" means the Broad-Based Black Economic Empowerment Act, No. 53 of 2003;

2.1.5 "BEE" means black economic empowerment as contemplated in the BBBEE Act and the BEE Codes;

2.1.6 "BEE Codes" means the Codes of Good Practice on Broad-Based Black Economic Empowerment published in terms of the Republic of South Africa Government Gazette No. 36928 on 11 October 2013 under section 9(1) of the BEE Act, as amended or replaced, and any sector code published in terms of the BEE Act having application to the Company;

2.1.7 "BEE Laws" means the BBBEE Act and the BEE Codes;

2.1.8 "Black Owned" means in respect of the Trust, that it complies with the rules for Employee Share Ownership Schemes and the Additional Criteria Applicable to Employee Share Ownership Schemes, as set out in the BEE Codes and that at least 80% of its benefits shall be allocated for the benefit of Black People;

2.1.9 "BEE Principles" means the BEE principles and the restrictions applicable to the Trust as envisaged in clauses 6 to 7;

2.1.10 "Black People" is as defined in the BBBEE Act, and "Black Person" and "Black" shall be construed accordingly;

2.1.11 "BEE Shares" means, collectively -

2.1.11.1 the Nominal BEE Shares; and

2.1.11.2 any Shares acquired by the Trust pursuant to a corporate action event as envisaged in this Agreement;

2.1.12 "Board" means the board of directors of the Company from time to time;

2.1.13 "Companies Act" means the Companies Act, No. 71 of 2008;

2.1.14 "Company" means Lesaka Technologies, Inc., IRS Employer Identification Number 98-0171860, a corporation duly incorporated in accordance with the laws of the State of Florida, United States of America, which shares of common stock are publicly traded on the NASDAQ (NASDAQ share code: LSAK) and Johannesburg Stock Exchange (JSE share code: LSK);

2.1.15 "Conditions Precedent" means the suspensive conditions set out in clause 4.1;

2.1.16 "Confidential Information" means any information or data relating to the Group and/or its business (even if not marked as being confidential, restricted, secret, proprietary or any similar designation), in whatever format and whether recorded or not (and if recorded, whether recorded in writing, on any electronic medium or otherwise), which -

2.1.16.1 by its nature or content is identifiable as confidential and/or proprietary to the Group;

2.1.16.2 is intended or by its nature or content could reasonably be expected to be confidential and/or proprietary to the Group; or

2.1.16.3 is provided or disclosed by the Group in confidence (whether before or after the Signature Date),

and includes -

2.1.16.4 information relating to the Group's existing and future strategic objectives and existing and future business plans and corporate opportunities;

2.1.16.5 trade secrets;

2.1.16.6 technical information, techniques, know-how, operating methods and procedures;

2.1.16.7 details of costs, sources of materials and customer lists (whether actual or potential) and other information relating to the existing and prospective customers and suppliers of the Group;

2.1.16.8 pricing, price lists and purchasing policies;

2.1.16.9 computer data, programmes and source codes;

2.1.16.10 information contained in or constituting the hardware or software of the Group, including third party products and associated material;

2.1.16.11 information relating to the Group's network telecommunications services and facilities;

2.1.16.12 any and all methodologies, formulae and related information in developed software and processes and other business of the Group;

2.1.16.13 products, drawings, designs, plans, functional and technical requirements and specifications;

2.1.16.14 intellectual property that is proprietary to the Group or that is proprietary to a third party and in respect of which the Group has rights of use or possession;

2.1.16.15 marketing information of whatsoever nature or kind;

2.1.16.16 financial information of whatsoever nature or kind;

2.1.16.17 information relating to any contracts to which the Group is a party; and

2.1.16.18 any information which is not readily available to a competitor of the Group in the normal course of business;

2.1.17 "Discretion" means a sole, absolute and unfettered discretion;

2.1.18 "Disposal" means any sale, lease, licence, transfer, loan, out and out cession, assignment, alienation, donation, renunciation, surrender, waiver, relinquishment, unbundling, exchange or other disposal of any nature whatsoever by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions), and "Dispose" shall be construed accordingly;

2.1.19 "Encumbrance" means any -

2.1.19.1 mortgage, pledge, lien, deed of cession in the nature of security, assignment in the nature of security, hypothecation, set-off arrangement, security interest or any other agreement or arrangement having the effect or intention of conferring security;

2.1.19.2 arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set-off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person; and/or

2.1.19.3 other type of preferential agreement or arrangement (including any title transfer and retention arrangement), the effect of which is the creation of security,

and "Encumber" shall be construed accordingly;

2.1.20 "Expert" means an independent person (acting as an expert and not as an arbitrator) with the appropriate expertise, as determined and appointed from time to time by agreement between the Company and the Trust, or failing such agreement within 5 business days of a request for such determination, appointed by the Executive President, or failing him for any reason, then by the most senior officer for the time being, of the South African Institute of Chartered Accountants from one of the 6 largest (based on number of partners or shareholders or directors) independent firms of auditors in South Africa at the time;

2.1.21 "Forced Sale" means any transaction or other corporate action of whatsoever nature which results in a forced disposal by the Trust of all (and not part) of its BEE Shares;

2.1.22 "Forced Sale Proceeds" means any and all proceeds of whatsoever nature realised by the Trust as a result of a Forced Sale;

2.1.23 "Group" means, collectively, the Company and its subsidiaries;

2.1.24 "Implementation Date" means the later to occur of: (i) the 5th business day after the date on which the last of the Conditions Precedent has been fulfilled or waived, as the case may be; (ii) 1 March 2025; and (iii) such other date as may be agreed in writing between the Company and the Trust;

2.1.25 "Indebtedness" means any indebtedness for or in respect of -

2.1.25.1 moneys borrowed;

2.1.25.2 any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

2.1.25.3 any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

2.1.25.4 the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with IFRS, be treated as a lease;

2.1.25.5 receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

2.1.25.6 any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

2.1.25.7 any hedging transaction entered into in connection with the protection against or the benefit from fluctuations in any rate or price;

2.1.25.8 any amount raised by the issue of shares which are redeemable;

2.1.25.9 any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

2.1.25.10 the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in clauses 2.1.23.1 to 2.1.23.9 (without double counting);

2.1.26 "Loan Claims" means any claims which a shareholder has against the company in which it holds shares, for the payment of any amount in respect of any monies lent to that company by that shareholder in its capacity as a shareholder, including any accrued interest thereon or in respect thereof;

2.1.27 "Market Value" means the volume weighted average traded price of a Share traded on the NASDAQ, for the 30 trading days immediately preceding the date on which the calculation is to be made (expressed in USD), as published by Bloomberg or, if Bloomberg should cease to publish such information, then such information published by any equivalent reputable agency agreed on in writing between the relevant Parties or, failing such agreement within 3 business days, nominated by the chief executive officer for the time being of NASDAQ at the request of either Party;

2.1.28 "Maturity Date" means the 7th anniversary of the Implementation Date or such earlier date as may be determined by the Company in its Discretion;

2.1.29 "NASDAQ" means the Nasdaq Stock Market (Nasdaq Global Select Market) of the NASDAQ OMX Group, Inc.;

2.1.30 "Nominal BEE Shares" means such number of Shares subscribed for by the Trust at a nominal amount of ZAR0.01 per Share, constituting 3% of the entire issued Shares of the Company pursuant to the Trust Subscription Agreement on the Implementation Date immediately after the issue of the Shares ;

2.1.31 "Notional Amount" means, in respect of each Nominal BEE Share held by the Trust, an amount equal to the ZAR Equivalent of the Market Value per Share as at the Implementation Date less a 10% discount;

2.1.32 "Notional Outstandings" means the notional outstandings per Nominal BEE Share from time to time, being the Notional Amount per Nominal BEE Share as increased and accumulated with compounded interest from the Implementation Date at the Notional Rate, as calculated and certified by the Company;

2.1.33 "Notional Rate" means a fixed rate of 3% per annum;

2.1.34 "Parties" means the parties to this Agreement from time to time and "Party" shall mean any one of them as the context may require;

2.1.35 "Permitted Encumbrance" means, in respect of the Trust, any Encumbrance -

2.1.35.1 arising under and in accordance with the Transaction Documents to which it is a party; and/or

2.1.35.2 created with the prior written consent of the Company;

2.1.36 "Permitted Indebtedness" means, in respect of the Trust, any Indebtedness incurred -

2.1.36.1 under and in accordance with the Transaction Documents; and/or

2.1.36.2 with the prior written consent of the Company;

2.1.37 "Repurchase" shall have the meaning given to the term in clause 11.3.1;

2.1.38 "Rules" means the rules of the Scheme, or any supplementary document, as updated or amended from time to time;

2.1.39 "Scheme" means the Lesaka Employee Share Trust to be implemented in terms of the Trust Deed and the Rules;

2.1.40 "Shares" means shares of common stocks with a par value of USD0.001 per share in the Company, which may be publicly traded on the NASDAQ;

2.1.41 "Signature Date" means the date on which this Agreement is signed by the Party signing last in time;

2.1.42 "Transaction Documents" means, collectively -

2.1.42.1 this Agreement;

2.1.42.2 the Trust Subscription Agreement;

2.1.42.3 the Trust Deed;

2.1.42.4 the Rules;

2.1.42.5 the constitutional documents of the Company;

2.1.42.6 any other agreement or document included as a Transaction Document and designated as such by agreement in writing between the Parties; and

2.1.42.7 any agreement or other document entered into from time to time with the prior written consent of the Company, amending or restating any of the documents listed in clauses 2.1.40.1 to 2.1.40.5;

2.1.43 "Trust" means the trustees for the time being of the Lesaka Employee Share Trust, Master's reference number [●];

2.1.44 "Trust Deed" means the deed of trust of the Trust;

2.1.45 "Trust Subscription Agreement" means the written subscription agreement entered into, or to be entered into, between the Trust and the Company, in terms of which, inter alia, the Trust will subscribe for and the Company will allot and issue the Nominal BEE Shares to the Trust;

2.1.46 "USD" means United States Dollars, the lawful currency of the United States of America;

2.1.47 "ZAR" means South African Rand, the lawful currency of the Republic of South Africa; and

2.1.48 "ZAR Equivalent" means, in relation to any amount which is expressed to be a USD amount, the ZAR equivalent thereof as calculated based on the exchange rate between USD and ZAR published by the South African Reserve Bank on https://www.resbank.co.za/en/home/what-we-do/statistics/key-statistics/current-market-rates on the relevant date on which the ZAR equivalent is required to be determined.

2.2 In this Agreement -

2.2.1 clause headings and the heading of the Agreement are for convenience only and are not to be used in its interpretation;

2.2.2 an expression which denotes -

2.2.2.1 any gender includes the other genders;

2.2.2.2 a natural person includes a juristic person and vice versa;

2.2.2.3 the singular includes the plural and vice versa;

2.2.2.4 a Party includes a reference to that Party's successors in title and assigns allowed at law; and

2.2.2.5 a reference to a consecutive series of two or more clauses is deemed to be inclusive of both the first and last mentioned clauses.

2.3 Any reference in this Agreement to -

2.3.1 "business hours" shall be construed as being the hours between 08h30 and 17h00 on any business day. Any reference to time shall be based upon South African Standard Time;

2.3.2 "days" shall be construed as calendar days unless qualified by the word "business", in which instance a "business day" will be any day other than a Saturday, Sunday or public holiday as gazetted by the government of the Republic of South Africa from time to time;

2.3.3 "laws" or "Laws" means all constitutions; statutes; regulations; by-laws; codes; ordinances; decrees; rules; judicial, arbitral, administrative, ministerial, departmental or regulatory judgements, orders, decisions, rulings, or awards; policies; voluntary restraints; guidelines; directives; compliance notices; abatement notices; agreements with, requirements of, or instructions by any Governmental Body; and the common law, and "law" shall have a similar meaning;

2.3.4 "person" means any person, company, close corporation, trust, partnership or other entity whether or not having separate legal personality;

2.3.5 "tax" means all income tax, capital gains tax, secondary tax on companies (or any similar tax replacing or substituting it), dividend tax, value-added tax, stamp duty, securities transfer tax, uncertificated securities tax, PAYE, levies, assessments, imposts, deductions, charges and withholdings whatsoever in terms of any tax legislation, and includes all penalties and interest payable as a consequence of any failure or delay in paying any taxes; and

2.3.6 "writing/written" means legible writing and in English and includes any form of electronic communication contemplated including emails and facsimiles.

2.4 The words "include" and "including" mean "include without limitation" and "including without limitation". The use of the words "include" and "including" followed by a specific example or examples shall not be construed as limiting the meaning of the general wording preceding it.

2.5 Any substantive provision, conferring rights or imposing obligations on a Party and appearing in any of the definitions in this clause 2 or elsewhere in this Agreement, shall be given effect to as if it were a substantive provision in the body of the Agreement.

2.6 Words and expressions defined in any clause shall, unless the application of any such word or expression is specifically limited to that clause, bear the meaning assigned to such word or expression throughout this Agreement.

2.7 Unless otherwise provided, defined terms appearing in this Agreement in title case shall be given their meaning as defined, while the same terms appearing in lower case shall be interpreted in accordance with their plain English meaning.

2.8 A reference to any law (including the BEE Codes) or a specific provision of a law shall be construed as a reference to that law or that provision as at the Signature Date and as amended or substituted from time to time.

2.9 Unless specifically otherwise provided, any number of days prescribed shall be determined by excluding the first and including the last day or, where the last day falls on a day that is not a business day, the next succeeding business day.

2.10 If the due date for performance of any obligation in terms of this Agreement is a day which is not a business day then (unless otherwise stipulated) the due date for performance of the relevant obligation shall be the immediately preceding business day.

2.11 Where figures are referred to in numerals and in words, and there is any conflict between the two, the words shall prevail, unless the context indicates a contrary intention.

2.12 The rule of construction that this Agreement shall be interpreted against the Party responsible for the drafting of this Agreement, shall not apply.

2.13 No provision of this Agreement shall (unless otherwise stipulated) constitute a stipulation for the benefit of any person (stipulatio alteri) who is not a Party to this Agreement.

2.14 Whenever any person is required to act "as an expert and not as an arbitrator" in terms of this Agreement, then -

2.14.1 the determination of the expert shall (in the absence of manifest error) be final and binding;

2.14.2 subject to any express provision to the contrary, the expert shall determine the liability for his or its charges, which shall be paid accordingly;

2.14.3 the expert shall be entitled to determine such methods and processes as he or it may, in his or its Discretion, deem appropriate in the circumstances provided that the expert may not adopt any process which is manifestly biased, unfair or unreasonable;

2.14.4 the expert shall consult with the relevant Parties (provided that the extent of the expert's consultation shall be in his or its Discretion) prior to rendering a determination; and

2.14.5 having regard to the sensitivity of any confidential information, the expert shall be entitled to take advice from any person considered by him or it to have expert knowledge with reference to the matter in question.

2.15 Any reference in this Agreement to "this Agreement" or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document, as amended, varied, novated or supplemented from time to time.

2.16 In this Agreement the words "clause" or "clauses" and "annexure" or "annexures" refer to clauses of and annexures to this Agreement.

3 INTRODUCTION

3.1 The Company wishes to implement a BEE transaction ("BEE Transaction"), in terms of which the Trust will be established for the benefit of certain employees of the Group. The Trust will acquire a 3% shareholding in the Company on the Implementation Date immediately after the issue of the Nominal BEE Shares, thereby giving the respective beneficiaries of the Trust an indirect beneficial shareholding in the Company.

3.2 The Parties acknowledge that the purpose of the BEE Transaction is to enhance the BEE status of the Group in accordance with the BEE Laws.

3.3 This Agreement sets out -

3.3.1 an overview of the BEE Transaction as well as the framework within which it will be implemented;

3.3.2 the BEE Principles that will apply for the subsistence of the Agreement; and

3.3.3 certain other salient features of the relationship between the Parties.

4 CONDITIONS PRECEDENT

4.1 Save for clauses 1 to 4, and clauses 13 to 24, all of which will become effective immediately, this Agreement is subject to the fulfilment of the Conditions Precedent that by no later than 31 January 2025 -

4.1.1 all such shareholder resolutions required to authorise and approve: (i) the implementation of the Scheme; and (ii) the issue of the Nominal BEE Shares have been passed;

4.1.2 the board of trustees of the Trust approves the entering into of each of the Transaction Documents to which it is a party; and

4.1.3 each of the Transaction Documents is entered into and becomes unconditional in accordance with its terms, save in respect of any condition requiring that this Agreement become unconditional.

4.2 Each of the Parties will use their reasonable endeavours (to the extent that it is within its control) to procure fulfilment of the Conditions Precedent as soon as reasonably possible after the Signature Date.

4.3 The Conditions Precedent have been inserted for the benefit of the Company which will be entitled to waive fulfilment of any of the said Conditions Precedent, in whole or in part, on written notice to the other Parties prior to the expiry of the due date for their fulfilment.

4.4 Unless all the Conditions Precedent have been fulfilled or waived by not later than the relevant dates for fulfilment thereof set out in clause 4.1 (or such later date or dates as may be agreed in writing between the Parties) the provisions of this Agreement, save for clauses 1 to 4 and clauses 13 to 24, which will remain of full force and effect, will never become of any force or effect and the status quo ante will be restored as near as may be and neither of the Parties will have any claim against the other in terms hereof or arising from the failure of the Conditions Precedent.

5 STATUS OF THIS AGREEMENT

5.1 With effect from the Implementation Date, the relationship between the Trust and the Company shall be governed by this Agreement, as read together with the other Transaction Documents.

5.2 To the extent that this Agreement is in any way inconsistent or in any way conflicts with the Trust Deed, the Trust hereby undertakes to take the necessary steps to, or to procure that, such constitutional document is amended so as to remove such conflict or inconsistency as soon as reasonably possible after they become aware of any conflict or inconsistency.

5.3 In the event of any inconsistency or conflict between this Agreement and any of the other Transaction Documents the provisions of this Agreement shall prevail.

6 BEE UNDERTAKINGS IN RESPECT OF TRUST

6.1 BEE ownership credentials of the Trust

The Trust hereby warrants, represents and undertakes to and in favour of the Company that -

6.1.1 the beneficiaries of the Trust will be certain employees of the Group and that at least 80% of the benefits of the Trust will be distributed to Black People; and

6.1.2 the Trust will be Black Owned.

6.2 Restrictions in respect of the Trust

The Trust hereby warrants, represents and undertakes to and in favour of the Company that it will -

6.2.1 maintain its existence in terms of the Trust Property Control Act, No 57. of 1988;

6.2.2 obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required under or by any laws to enable it lawfully to enter into and to perform its obligations in terms of each Transaction Document to which it is a party, and to ensure the legality and enforceability of each Transaction Document;

6.2.3 procure that none of the beneficiaries of the Trust Dispose of or Encumber any of their rights as beneficiaries of the Trust to any person;

6.2.4 comply in all respects with all laws, compliance with which is material to the conduct of its business;

6.2.5 not create or permit to subsist any Encumbrance over any of its assets, other than Permitted Encumbrances;

6.2.6 not incur or allow to remain outstanding any Indebtedness, other than Permitted Indebtedness;

6.2.7 save in terms of the Transaction Documents to which it is a party, not enter into any transaction, whether voluntary or involuntary, to Dispose of any of its assets;

6.2.8 not make any distribution, other than in terms of the distributions provisions set out in the Trust Deed;

6.2.9 not make any payment or any distribution to any of its beneficiaries, other than in terms of the Transaction Documents;

6.2.10 procure that no change is made to the Trust Deed without the prior written consent of the Company;

6.2.11 save in terms of the Transaction Documents, not be a creditor in respect of any Indebtedness, or provide any financial assistance to any third party;

6.2.12 save in terms of the Transaction Documents, not incur or allow to remain outstanding any guarantee, suretyship or indemnity in respect of any obligation of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person;

6.2.13 have as its auditor the same auditors as the Company from time to time;

6.2.14 pay and discharge all taxes payable by it when due;

6.2.15 make appropriate provision in accordance with the relevant tax laws for amounts likely to be payable in respect of tax;

6.2.16 withhold and collect all taxes required to be withheld and collected by it and remit such taxes to the appropriate governmental or regulatory authority (including the South African Revenue Service);

6.2.17 file all tax returns containing information required by law to be contained therein; and

6.2.18 comply with all tax laws generally applicable to it from time to time.

6.3 Ring-fencing of the Trust

6.3.1 The Trust acknowledges and agrees it has been established as a special purpose entity for the purposes of acquiring and holding the BEE Shares pursuant to the BEE Transaction.

6.3.2 Accordingly, the Trust warrants, represents and undertakes to and in favour of the Company that -

6.3.2.1 the Trust shall not, without the prior written consent of the Company (which consent may be granted or withheld at the Discretion of the Company), own any assets or carry on any business or any other activities or incur any liabilities other than as permitted or contemplated in terms of the Trust Deed; and

6.3.2.2 all the conditions and restrictions referred to in the clause headed "Restrictive Covenants" (which clause, as at the Signature Date, is clause 15 of the Trust Deed) shall be strictly observed and complied with in all respects.

6.4 Restrictions on the BEE Shares

Notwithstanding anything to the contrary contained in this Agreement, the Trust warrants, represents and undertakes to and in favour of the Company that the Trust shall not Dispose of or Encumber any or all of its BEE Shares other than pursuant to the Transaction Documents.

6.5 Notification of breach

If any event occurs or any circumstance arises which constitutes a breach or which is reasonably expected to result in a breach of any of the provisions of this clause 6, the Trust shall immediately give notice thereof to the Company upon becoming aware of such event or circumstance. For this purpose, as soon as such event or circumstance comes to the knowledge of any trustee of the Trust, the Trust shall be deemed to have knowledge of the event or circumstance in question.

7 COMPLIANCE WITH BEE PRINCIPLES

7.1 Access to information

The Trust shall, within 10 business days of receiving a written notice from the Company reasonably requesting documents or information in order to enable the Company to evaluate and monitor the Trust's compliance with the BEE Principles and the provisions of this Agreement and the Transaction Documents, provide such documents and information to the Company as may be in its possession or under its control.

7.2 BEE Verification Certificate

The Trust shall deliver to the Company within 3 months of its financial year end, a BEE verification certificate issued not earlier than 30 days prior to the date on which such certificate is delivered to the Company ("Verification Certificate") issued by a recognised accredited BEE verification agency, certifying and confirming -

7.2.1 the beneficial holding of the Trust and the composition of its board of trustees; and

7.2.2 whether or not the Trust is Black Owned.

8 BREACH OF BEE PRINCIPLES

8.1 The Trust hereby undertakes to comply with the BEE Principles.

8.2 If the Trust is in breach of a BEE Principle, the Company shall be entitled to deliver a written notice ("Breach Notice") to that effect to the Trust, which Breach Notice shall set out the nature of the breach.

8.3 If the Trust disputes the fact that it is in breach of a BEE Principle, the Trust shall be entitled to refer the matter to an Expert for determination within 20 business days of the date on which the Breach Notice is delivered to it, failing which the Trust will be deemed to be in agreement with the Breach Notice.

8.4 The Trust shall be entitled to a grace period of 40 business days from the later of: (i) the date on which the Breach Notice is delivered to it and (ii) in the event that the matter is referred to Expert determination in accordance with clause 8.3, the date on which the Expert makes his determination.

9 COMPLIANCE WITH THE TRANSACTION DOCUMENTS

The Trust hereby represents, warrants and undertakes to and in favour of the Company that it shall not in any respect breach any of the provisions of the Transaction Documents to which it is a party.

10 NOTIONAL FUNDING

10.1 Notional Funding

With effect from the Implementation Date, the Nominal BEE Shares shall be subject to the Notional Amount, which Notional Amount shall be increased by the Notional Rate from the Implementation Date until the Maturity Date.

10.2 Discharge of the Notional Outstandings

The Notional Outstandings shall be discharged and settled in full in accordance with the provisions of clause 11.1

11 REPURCHASE OPTION

11.1 The Company shall have the right and option ("Repurchase Option") for a period of 45 business days following the Maturity Date ("Initial Repurchase Option Period"), which period may be extended at the Discretion of the Board to the extent that it is in possession of material non-public information by providing written notice to the Trust prior to the expiration of the Initial Repurchase Option Period (such extended period being hereinafter referred to as the "Extended Repurchase Option Period")(such Initial Repurchase Option Period, and, to the extent applicable, such Initial Repurchase Option Period together with the Extended Repurchase Option Period, are hereinafter referred to as the "Repurchase Option Period"), to repurchase from the Trust at ZAR0.01 per Nominal BEE Share ("Repurchase Price") such number of Nominal BEE Shares held by such Trust, as is calculated in terms of the following formula -

Where:

N = the number of Nominal BEE Shares in respect of which the Repurchase Option may be exercised by the Company during the Repurchase Option Period ("Repurchase Shares");

NO = the Notional Outstandings in respect of all the Nominal BEE Shares held by the Trust as at the date on which the Repurchase Option is exercised; and

MV = the Market Value of a Share as at the date on which the Repurchase Option is exercised.

Exercise of the Repurchase Option

The Company shall be entitled to exercise the Repurchase Option by delivering a written notice to that effect ("Repurchase Notice") to the Trust within the Repurchase Option Period, failing which the Repurchase Option shall lapse and shall no longer be capable of exercise.

11.2 Implementation of the exercise of the Repurchase Option

11.2.1 On the business day immediately succeeding the day on which the Repurchase Notice is delivered to the Trust, a sale will automatically come into existence in terms of which the Trust will sell to the Company, which will purchase, the Repurchase Shares at the Repurchase Price, with effect from the Repurchase Date and on the terms and conditions set out in this clause 11.3 ("Repurchase").

11.2.2 The Trust shall be deemed to have given the Basic Warranties to the Company in respect of the Repurchase Shares on the Repurchase Date.

11.2.3 Ownership of and all risk in and all benefit attaching to the Repurchase Shares will pass to the Company with effect from the Repurchase Date.

11.2.4 Within 5 business days of the Repurchase Date -

11.2.4.1 the Trust shall sign all documents and do all things necessary to deliver and transfer ownership of the Repurchase Shares to the Company; and

11.2.4.2 the Company shall pay to the Trust the purchase price in respect of the Repurchase Shares as envisaged in clause 11

12 ACCELERATION OF MATURITY DATE

12.1 In the event the BEE Shares become the subject of a Forced Sale, the Maturity Date shall accelerate to the date on which any such general corporate action becomes unconditional in accordance with its terms, but prior to such Forced Sale being implemented, and the provisions of clause 11 shall apply mutatis mutandis to any such accelerated Maturity Date.

12.2 Any Forced Sale Proceeds received by the Trust in respect of the BEE Shares held after the settlement of the Notional Outstandings in accordance with clause 11 shall be distributed to the Beneficiaries in accordance with the provisions of the Trust Deed.

13 CORPORATE ACTIONS

13.1 Sub-division or consolidation

In the event of a sub-division or consolidation of Shares, the BEE Shares shall be deemed to include such shares as sub-divided or consolidated. As a result, and for the avoidance of doubt, the Repurchase Shares may therefore exceed the number of Nominal BEE Shares initially subscribed for by the Trust.

13.2 Capitalisation issue

In the event of a capitalisation issue -

13.2.1 if the capitalisation issue is a non-elective award of capitalisation Shares, the capitalisation Shares issued in respect of the Nominal BEE Shares shall be deemed to form part of the BEE Shares (but not part of the Nominal BEE Shares) and will accordingly be subject to the restrictions contained in clauses 6 to 9, as the case may be; and

13.2.2 if the capitalisation issue is one in terms of which the Company permits shareholders to receive a cash payment instead of an award of capitalisation Shares, the Trust shall not be entitled to receive a cash payment and must instead elect to receive capitalisation Shares.

13.3 Share buy-back

In the event that the Company implements a general Share buy-back, the Trust shall not be entitled to elect to sell any or all of its BEE Shares to the Company.

13.4 Rights Offers

In the event that the Company makes a rights offer to the holders of Shares, the Trust shall be entitled to participate in any such rights offer in respect of the BEE Shares held by it to the extent it has the funds to do so and any securities subscribed for pursuant to such rights offer shall be deemed to form part of the BEE Shares (but not the Nominal BEE Shares) and will accordingly be subject to the restrictions contained in clauses 6 to 9, as the case may be.

14 GENERAL WARRANTIES

14.1 Each of the Parties hereby warrants to and in favour of the others that -

14.1.1 as at the Implementation Date, it has the legal capacity and has taken all necessary corporate action required to empower and authorise it to enter into this Agreement;

14.1.2 this Agreement constitutes an agreement valid and binding on it and enforceable against it in accordance with its terms;

14.1.3 the execution of this Agreement and the performance of its obligations hereunder does not and shall not -

14.1.3.1 contravene any law or regulation to which that Party is subject;

14.1.3.2 contravene any provision of that Party's constitutional documents; or

14.1.3.3 conflict with or constitute a breach of any of the provisions of any other agreement, obligation, restriction or undertaking which is binding on it; and

14.1.4 to the best of its knowledge and belief, it is not aware of the existence of any fact or circumstance that may impair its ability to comply with all of its obligations in terms of this Agreement;

14.1.5 it is entering into this Agreement as principal (and not as agent or in any other capacity);

14.1.6 the natural person who signs and executes this Agreement on its behalf is validly and duly authorised to do so;

14.1.7 no other party is acting as a fiduciary for it; and

14.1.8 it is not relying upon any statement or representation by or on behalf of any other Party, except those expressly set forth in this Agreement.

14.2 Each of the representations and warranties given by the Parties in terms of clause 13.1 shall -

14.2.1 be a separate warranty and will in no way be limited or restricted by inference from the terms of any other warranty or by any other words in this Agreement;

14.2.2 continue and remain in force notwithstanding the completion of any or all the transactions contemplated in this Agreement;

14.2.3 is given as at the Signature Date and the Implementation Date and the dates and the period between those dates, except as otherwise expressly provided above; and

14.2.4 prima facie be deemed to be material and to be a material representation inducing the other Parties to enter into this Agreement.

15 GOOD FAITH

The Parties shall at all times during the continuance of this Agreement observe the principle of good faith towards each other in the performance of their obligations in terms of this Agreement.

16 CONFIDENTIALITY

16.1 Each of the Parties agrees that the terms of this Agreement, the Confidential Information, and all confidential and proprietary information of the shareholders and of the Group's clients communicated in connection with this Agreement, will be kept in strict confidence. Each Party will use the same means as it uses to protect its own Confidential Information, but in no event less than reasonable means, to prevent the disclosure and to protect the confidentiality of such information. No such information will be disclosed by the recipient Party, its agents, representatives or employees without the prior written consent of the other Parties, provided that this obligation of confidence shall terminate 5 years after the Confidential Information is disclosed to the recipient or when it comes into the public domain other than as a result of a breach by the recipient of his obligations of confidence, whichever is the earlier.

16.2 The aforegoing provisions do not apply to information which is -

16.2.1 publicly known or becomes publicly known through no unauthorised act of the recipient Party;

16.2.2 rightfully received by the recipient Party from a third party;

16.2.3 independently developed by the recipient Party without use of the disclosing Party's information;

16.2.4 disclosed by the disclosing Party to a third party without similar restrictions;

16.2.5 required to be disclosed pursuant to a requirement of a governmental agency or any applicable law, so long as the Party required to release the information provides the disclosing Party with prior notice of such disclosure;

16.2.6 publicly disclosed with the disclosing Party's prior written consent; and

16.2.7 disclosed in connection with the enforcement of any rights by a Party in terms of this Agreement or in connection with the defence or resistance by any Party of any proceedings, including arbitration proceedings, instituted by any other Party for the purpose of enforcing any rights or purported rights in terms of this Agreement.

17 DISPUTE RESOLUTION

17.1 Unless specifically provided otherwise, in the event of there being any dispute or difference between all or some of the Parties arising out of this Agreement, the said dispute or difference shall on written demand by any Party be submitted to arbitration in Johannesburg in accordance with the AFSA rules, which arbitration shall be administered by AFSA.

17.2 Should AFSA, as an institution, not be operating at that time or not be accepting requests for arbitration for any reason, then the arbitration shall be conducted in accordance with the AFSA rules for commercial arbitration (as last applied by AFSA) before an arbitrator appointed by agreement between the parties to the dispute or failing agreement within 10 business days of the demand for arbitration, then any party to the dispute shall be entitled to forthwith call upon the chairperson of the Johannesburg Bar Council to nominate the arbitrator, provided that the person so nominated shall be an advocate of not less than 10 years standing as such. The person so nominated shall be the duly appointed arbitrator in respect of the dispute. In the event of the attorneys of the parties to the dispute failing to agree on any matter relating to the administration of the arbitration, such matter shall be referred to and decided by the arbitrator whose decision shall be final and binding on the parties to the dispute.

17.3 Any party to the arbitration may appeal the decision of the arbitrator or arbitrators in terms of the AFSA rules for commercial arbitration.

17.4 Nothing herein contained shall be deemed to prevent or prohibit a party to the arbitration from applying to the appropriate court for urgent relief or for judgment in relation to a liquidated claim.

17.5 Any arbitration in terms of this clause 16 (including any appeal proceedings) shall be conducted in camera and the Parties shall treat as confidential details of the dispute submitted to arbitration, the conduct of the arbitration proceedings and the outcome of the arbitration.

17.6 This clause 16 will continue to be binding on the Parties notwithstanding any termination or cancellation of the Agreement.

17.7 The Parties agree that the written demand by a party to the dispute in terms of clause 16 that the dispute or difference be submitted to arbitration, is to be deemed to be a legal process for the purpose of interrupting extinctive prescription in terms of the Prescription Act, 1969.

18 BENEFIT OF THE AGREEMENT

This Agreement will also be for the benefit of and be binding upon the successors in title and permitted assigns of the Parties or any of them.

19 APPLICABLE LAW AND JURISDICTION

19.1 This Agreement will in all respects be governed by and construed under the laws of the Republic of South Africa.

19.2 Subject to clause 16, the Parties hereby consent and submit to the non-exclusive jurisdiction of the High Court of South Africa, Gauteng Local Division, Johannesburg in any dispute arising from or in connection with this Agreement.

20 NEW LAWS AND INABILITY TO PERFORM

20.1 If any law comes into operation subsequent to the signature of this Agreement which law affects any aspect or matter or issue contained in this Agreement, the Parties undertake to enter into negotiations in good faith regarding a variation of this Agreement in order to ensure that neither this Agreement nor its implementation constitutes a contravention of such law.

20.2 If any Party is prevented from performing any of its obligations in terms of this Agreement as a result of any existing or new law or as a result of any event beyond its reasonable control whether or not foreseeable, including general power failures, breakdown of telecommunication networks or computers, political intervention, imposition of sanctions, riot or insurrection, it shall not be liable for any failure to perform its obligations under this Agreement while such event persists and shall have the right (unless such event has or is likely to persist for a period not exceeding 30 days) to terminate this Agreement at any time after the intervention of or becoming aware of such event.

20.3 If this Agreement is terminated by any Party in accordance with the provisions of this clause 19 none of the Parties shall have any claim or obligation in respect of any loss suffered or damages incurred as a result of such cancellation.

21 INDEPENDENT ADVICE

Each of the Parties to this Agreement hereby acknowledges and agrees that -

21.1 it has been free to secure independent legal and other professional advice (including financial and taxation advice) as to the nature and effect of all of the provisions of this Agreement and that it has either taken such independent advice or has dispensed with the necessity of doing so; and

21.2 all of the provisions of this Agreement and the restrictions herein contained are fair and reasonable in all the circumstances and are in accordance with the Party's intentions.

22 NOTICES AND DOMICILIA

22.1 The Parties select as their respective domicilia citandi et executandi the following physical addresses, and for the purposes of giving or sending any notice provided for or required under this Agreement, the said physical addresses as well as the following email addresses -

Name	Physical Address	Email Address
Company	6th Floor, President Place	legalnotices@lesakatech.com
Cnr Jan Smuts & Bolton Roads
Rosebank

Marked for the attention of: Head of Legal

Name	Physical Address	Email Address
Trust	6th Floor, President Place	the current email address of any of the trustees for the time being of the Trust
Cnr Jan Smuts & Bolton Roads
Rosebank

Marked for the attention of: Trustees for the time being of the Trust provided that a Party may change its domicilium to another physical address in the Republic of South Africa (provided that such physical address is not a post office box or poste restante), or may change its address for the purposes of notices to any other physical address or email address by written notice to the other Party to that effect. Such change of address will be effective 5 business days after receipt of the notice of the change.

22.2 All notices to be given in terms of this Agreement will be given in writing and will -

22.2.1 be delivered by hand or sent by email;

22.2.2 if delivered by hand during business hours, be presumed to have been received on the date of delivery. Any notice delivered after business hours or on a day which is not a business day will be presumed to have been received on the following business day; and

22.2.3 if sent by email during business hours, be presumed to have been received on the date of successful transmission of the email. Any email sent after business hours or on a day which is not a business day will be presumed to have been received on the following business day.

22.3 Notwithstanding the above, any notice given in writing, and actually received by the Party to whom the notice is addressed, will be deemed to have been properly given and received, notwithstanding that such notice has not been given in accordance with this clause 21.

23 GENERAL

23.1 Whole Agreement

23.1.1 This Agreement constitutes the whole of the agreement between the Parties relating to the matters dealt with herein and, save to the extent otherwise provided herein, no undertaking, representation, term or condition relating to the subject matter of this Agreement not incorporated in this Agreement shall be binding on any of the Parties.

23.1.2 This Agreement supersedes and replaces any and all agreements between the Parties (and other persons, as may be applicable) and undertakings given to or on behalf of the Parties (and other persons, as may be applicable) in relation to the subject matter hereof.

23.2 Variations to be in writing

No addition to or variation, deletion, or agreed cancellation of all or any clauses or provisions of this Agreement will be of any force or effect unless in writing and signed by the Parties.

23.3 No Indulgences

No latitude, extension of time or other indulgence which may be given or allowed by any Party to the others (or some of them) in respect of the performance of any obligation hereunder, and no delay or forbearance in the enforcement of any right of any Party arising from this Agreement and no single or partial exercise of any right by any Party under this Agreement, shall in any circumstances be construed to be an implied consent or election by that Party or operate as a waiver or a novation of or otherwise affect any of its rights in terms of or arising from this Agreement or estop or preclude it from enforcing at any time and without notice, strict and punctual compliance with each and every provision or term hereof. Failure or delay on the part of any Party in exercising any right, power or privilege under this Agreement will not constitute or be deemed to be a waiver thereof, nor will any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

23.4 No Waiver or Suspension of Rights

No waiver, suspension or postponement by any Party of any right arising out of or in connection with this Agreement shall be of any force or effect unless in writing and signed by such Party. Any such waiver, suspension or postponement will be effective only in the specific instance and for the purpose given.

23.5 Provisions Severable

All provisions and the various clauses of this Agreement are, notwithstanding the manner in which they have been grouped together or linked grammatically, severable from each other. Any provision or clause of this Agreement which is or becomes unenforceable in any jurisdiction, whether due to voidness, invalidity, illegality, unlawfulness or for any other reason whatever, shall, in such jurisdiction only and only to the extent that it is so unenforceable, be treated as pro non scripto and the remaining provisions and clauses of this Agreement shall remain of full force and effect. The Parties declare that it is their intention that this Agreement would be executed without such unenforceable provision if they were aware of such unenforceability at the time of execution hereof.

23.6 Continuing Effectiveness of Certain Provisions

The expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

23.7 No Assignment

Neither this Agreement nor any part, share or interest herein nor any rights or obligations hereunder may be ceded, delegated or assigned by any Party without the prior signed written consent of the other Parties, save as otherwise provided herein.

23.8 Electronic Signature

23.8.1 Any reference in this Agreement to writing and signed by a Party shall, notwithstanding anything to the contrary in this Agreement, be read and construed as including an electronic signature, with any electronic signature or advanced electronic signature, as defined in the Electronic Communications and Transactions Act, No. 25 of 2002, constituting a signature. The Parties specifically agree for purposes of this Agreement that the form of electronic signature acceptable to them will be one which is made on the document requiring signature by a duly authorised signatory using digital software or an electronic device, and will include the signatory's initials and full name and/or a signature which replicates that signatory's wet signature.

23.8.2 For clarity, whilst the Parties record that they may correspond via email during the currency of this Agreement for routine operational reasons, an email and/or an email signature shall not constitute an electronic signature for purposes of this Agreement.

24 COSTS

Except as otherwise specifically provided herein, each Party will bear and pay its own legal costs and expenses of and incidental to the negotiation, drafting, preparation and implementation of this Agreement.

25 SIGNATURE

25.1 This Agreement is signed by the Parties on the dates and at the places indicated below.

25.2 This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement as at the date of signature of the Party last signing one of the counterparts.

25.3 The persons signing this Agreement in a representative capacity warrant their authority to do so.

25.4 The Parties record that it is not required for this Agreement to be valid and enforceable that a Party shall initial the pages of this Agreement and/or have its signature of this Agreement verified by a witness.

Signed at______________________________________________________on______________________________________________________2024
for	LESAKA TECHNOLOGIES, INC.

who warrants that he is duly authorised hereto

Signed at______________________________________________________on______________________________________________________2024
for	THE TRUSTEES FOR THE TIME BEING OF THE LESAKA EMPLOYEE SHARE TRUST

who warrants that he is duly authorised hereto

LESAKA TECHNOLOGIES, INC. VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS. Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01– Kuben Pillay	☐	☐	02 – Ali Mazanderani	☐	☐	03 – Dan L. Smith	☐	☐
04 – Naeem E. Kola	☐	☐	05 – Steven J Heilbron	☐	☐	06 – Lincoln C. Mali	☐	☐
07 – Antony C. Ball	☐	☐	08 – Nonku N. Gobodo	☐	☐	09 – S. Venessa Naidoo	☐	☐
10 – Ekta Singh-Bushell	☐	☐	11 – Dean Sparrow	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on your stock certificates. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

041RBC

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — LESAKA TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy is solicited on behalf of the Board of Directors of Lesaka Technologies, Inc. for the Annual Meeting of Shareholders to be held on November 14, 2024. The undersigned appoints Ali Mazanderani and Dan Smith, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Lesaka Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting, and at any adjournment or postponement thereof, as indicated on the reverse side of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, then this proxy will be voted FOR ALL nominees for director and FOR proposals 2, 3 and 4.

Proxy Services
c/o Computershare
PO Box 43017
Providence, RI 02940-3017

(Please Sign on Reverse Side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

LESAKA TECHNOLOGIES, INC. VOTE

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas. ☒

Proxy for Shareholders Registered on South African Branch Register

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS. Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 – Kuben Pillay	☐	☐	02 – Ali Mazanderani	☐	☐	03 – Dan L. Smith	☐	☐
04 – Naeem E. Kola	☐	☐	05 – Steven J Heilbron	☐	☐	06 – Lincoln C. Mali	☐	☐
07 – Antony C. Ball	☐	☐	08 – Nonku N. Gobodo	☐	☐	09 – S. Venessa Naidoo	☐	☐
10 – Ekta Singh-Bushell	☐	☐	11 – Dean Sparrow	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on your stock certificates. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

041RBC

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy for Shareholders Registered on South African Branch Register

THIS SOUTH AFRICAN PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This South African proxy is solicited on behalf of the Board of Directors of Lesaka Technologies, Inc. for the Annual Meeting of Shareholders to be held on November 14, 2024. The undersigned appoints Ali Mazanderani and Dan Smith, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Lesaka Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting, and at any adjournment or postponement thereof, as indicated on the reverse side of this South African proxy.

This South African proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, then this South African proxy will be voted FOR ALL nominees for director and FOR proposals 2, 3 and 4.

This South African proxy must be lodged, posted or emailed to JSE Investor Services (Proprietary) Limited (using the contact details below), so as to reach them by 16:00 (SA time) on November 11, 2024. South African shareholders that have already dematerialized their shares through a CSDP or broker, other than with own-name registration, should not complete this South African proxy. Instead, they should provide their CSDP or broker with their voting instructions or, alternatively, they should inform their CSDP or broker of their intention to attend the Annual Meeting in order for their CSDP or broker to be able to issue them with the necessary authorization to enable them to attend such Annual Meeting.

THE BOARD HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE SOUTH AFRICAN PROXY IN THE ENCLOSED ENVELOPE OR MAIL TO:

JSE INVESTOR SERVICES (PTY) LTD
Physical address: One Exchange Square, 2 Gwen Lane, Sandown, Sandton, 2196, South Africa
Postal address: PO Box 4844 Johannesburg 2000

E-mail: meetfax@jseinvestorservices.co.za

(Please Sign on Reverse Side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.